                                                                    Exhibit 99.6


                             UNOFFICIAL TRANSLATION


                           RECOVERY AND PAYMENT PLAN


Proposed by N.V. Lernout & Hauspie Speech Products, with registered office located at 8900 Ypres, Flanders Language Valley 50; registered with the commercial trade register of Ypres under No. 31.360 (hereinafter "LHSP").


Considering the request for judicial composition submitted to the Commercial Court of Ypres on December 27, 2000;


Considering the judgment of the Commercial Court of Ypres of January 5, 2001 granting a provisional suspension of payment to LHSP for a period of observation expiring on June 30, 2001;

                                TABLE OF CONTENTS

I.    Descriptive part......................................................................................................     4
      A.     Description of the assets and activities of LHSP and of its subsidiaries.......................................     4
      B.     Description of the actual economic, social and legal environment of LHSP.......................................     8
             1.      Economic Environment...................................................................................     8
             2.      Social Environment.....................................................................................    11
                     a) Worldwide...........................................................................................    11
                     b) Belgium.............................................................................................    13
             3.      The Legal Environment..................................................................................    14
      C.     Analysis of the current situation of LHSP......................................................................    16
             1.      State of accounts of LHSP as per December 31, 2000.....................................................    16
             2.      Explanation of the state of accounts...................................................................    17
             3.      Description of the nature and the scope of the difficulties that LHSP had to cope with
                     (see also infra D.)....................................................................................    18
      D.     The proposals appended to the application of December 27, 2000 and the implementation / adaptation thereof.....    22
             1.      Summary of the proposals...............................................................................    23
             2.      Implementation and modification of these proposals - current state of affairs..........................    23
II.   Prescriptive part.....................................................................................................    29
      A.     Transfer of the activities, assets and means to ensure the continuation of the undertaking.....................    29
             1.       Principles upon which the retained option of transfer of the activities and assets is based...........    29
             2.      Transfer of divisions in going concern.................................................................    30
             3.      Description of the proposed transfer modalities for the different activities...........................    30
                     3.1. Other assets than the Speech and language technology assets.......................................    30
                     3.2. Concerning the Speech and language technology division............................................    32
      B.     Guarantees for due governance..................................................................................    34
      C.     Measures aimed at satisfying the creditors.....................................................................    38
      Introduction .........................................................................................................    38
      1.     Preferential Creditors as referred to in Article 30 of the Judicial Composition Act............................    38
             (1) Claims in such class.......................................................................................    38
             (2) Distribution on Account of Preferential Creditors..........................................................    40
      2.     Prepetition General Unsecured or General Privileged Claims of  Euro 25,000.00 or Less or
             Prepetition General Unsecured or General Privileged Claims Voluntarily Reduced to that amount .................    40
      3.     Prepetition General Unsecured and General Privileged Claims....................................................    41

             (1)      Claims in Such Class..................................................................................    41
             (2)      Distributions on Account of General Unsecured and General Privileged Claims...........................    41
             (3)      Limitation on Amount of Distributions to Holders of Allowed General Unsecured
                      and General Privileged Claims.........................................................................    42
      4.     Bondholders, Preferred Income Equity Redeemable Trust Securities (PIERS) and Convertible
             Subordinated Notes.............................................................................................    42
             (1)     Claims in such class...................................................................................    42
             (2)     Distribution on Account of Piers and Convertible Subordinated Notes Claims.............................    43
      5.     Claims for supposed fraud during the sale / emission of shares
             and securities.................................................................................................    43
             (1)     Claims in Such Class...................................................................................    43
             (2)     Distributions on Account of Securities Claims..........................................................    43
      D.     This chapter is intentionally deleted..........................................................................    44
      E.     Means of implementation........................................................................................    44
             1.      Distribution of Proceeds...............................................................................    44
             2.      Start of distributions.................................................................................    45
      F.     Financing needed to continue the activities....................................................................    45
      G.     Unpaid movables which can / or cannot be reclaimed.............................................................    45
      H.     Consequences of the implementation of the plan.................................................................    46
III.  Compliance with legal formalities.....................................................................................    46

I.       Descriptive part

A. Description of the assets and activities of LHSP and of its subsidiaries

LHSP was incorporated in Belgium in 1987. The company's headquarters are established at 8900 Ypres, Flanders Language Valley 50. The headquarters in the United States are established in Burlington, 3rd Avenue 52, Massachusetts.

The shares of LHSP are traded on NASDAQ since December 1995 and on EASDAQ since June 1997. In August 2000, the quotation of the company was suspended and was, in the meantime, withdrawn from both markets in consultation with, respectively upon request by the company.

LHSP is an international market leader in the development, licensing and supply of speech interface technologies and products to clients operating on different markets using computers or comparative tools. LHSP develops and sells a large panel of speech and language technologies and products, including technology of automatic speech recognition, text-to-speech, digital speech compression and Intelligent Content Management and AudioMining technology. These technologies allow telecommunication systems, computers and computer systems as well as mobile telecommunication systems to effectively hear and understand what the user is saying, to communicate with other users with the aim of dialoguing, recognizing and identifying the speaker on a voice basis, as well as to understand and to search for data's in computers or available from the internet in order to find and treat information for which the users are aiming for in a natural and efficient manner. Through the combination with the text-to-text translation technology of LHSP, these technologies can be used in a multi-lingual environment.

The speech and language technologies of the company are sold to a vast number of customers. These customers can, either take a license on the technology components in order to provide their own products with, for example, speech recognition or synthetic speech capacities, or purchase the solutions provided by the Company for the final customers. The following categories of customers can be highlighted as example: (i) companies aiming for an increase of the efficiency and productivity of their employees can benefit from the technology of LHSP for various applications such as e-mail, mobile communication, whereby time and efforts can be saved in comparison with classic communication methods;
(ii) manufacturers in the automobile or telematic industry equipping automobiles with more sophisticated, hands-free instruction and control systems, navigation systems and telecommunication systems; (iii) service providers in the telecommunication industry, like call-centers carrying out vocal telephonic dialogs or transactions; (iv) service and information providers on the internet willing to optimize both search and navigation capacity on internet as well as the interaction between the internet users through the speech recognition technology and (v) customers active on the end user market for, among others, dictating technology and solutions and willing to integrate L&H technology into their appliances like mobile phones, video recorders etc. or into their services likes "voice portals". The company offers also services supporting the customers in realizing specific business solutions.

The customers' portfolio of LHSP consists today of some of the world's largest technology and telecommunication companies like Microsoft Corporation, AOL Time Warner, Lucent Technologies, IBM, Cisco Systems, Delphi, Deutsche Telecom, British Telecom, Sony Corp. and Fijitsu Ltd. Since its incorporation in 1987, the Company has developed over 50 successful customers applications for the speech interface market and achieved to enter into approx. 700 license agreements with its customers. Today, there are over more than 130 customers selling products integrating LHSP's technology.

Since its quotation on the stock exchange market, the Company pursued an active acquisition policy. Various leading speech and language companies were thus integrated within the LHSP group as divisions. Schematic overview of the structure of the whole group is provided hereunder for better understanding of the structure of the group. This overview deals with three levels: on top of the chart, the three main legal entities, among which LHSP is the parent company of two US companies; the second level exposes which assets and/or activity are present in each of these companies; the bottom level indicates where these activities are carried out (simplified).

                                  [FLOW CHART]

The text refers hereunder to the speech and language technology and to the other divisions as "Application divisions" or "Application activities" because they sell applications and thus no basic technology to their clients.

The full group, including Mendez, employs approximately 5350 workers, from which some 380 workers are employed in Belgium (approximately 240 in Ypres, 80 in Wemmel, 30 in Antwerp and approximately 30 by Mendez in Brussels). For more information, please check the chapter regarding the Social Environment from the group, hereunder B.2.

The activities of LHSP include, in the first place, the speech and language technology division. These activities and technologies are divided between LHSP, a number of subsidiaries that are not protected by the US Chapter XI rules, L&H Holdings USA (including the former Dragon Systems Inc.) which is, like LHSP, under the protection of the US Chapter XI rules, and a number of subsidiaries of the latter that are not under the bankruptcy procedure of the Chapter 11.

The remaining assets and participations of L&H Holdings USA, a subsidiary of which LHSP owns 100% of the shares, can be shortly described as follows:

- The activities and assets of a number of subsidiaries that were directly owned by LHSP before the acquisition of Dragon Systems in May 2000 (particularly L&H Speech Products USA, L&H Applications USA, and L&H Linguistics USA), and from which technology assets and activities are inextricably bound up with LHSP.

- The technology and activities surrounding the Powerscribe products, i.e. medical transcription and record software for some vertical specialization within the medical market. The management of this product division is centralized from the coordinated Medical Division, which also includes assets and activities from both LHSP and Dictaphone.

- A number of activities operating quite independently, such as Apptek (US Company developing machine translation solution for the public authorities), Kurzweil Educational Systems (KESI) (software for the educational market, e.g. aiming to remedy reading problems).

The speech and language technology is divided into the division Research and Development (Corporate Research & Development), the division Product Development (Engineering & Product Development), and the division Sales and Marketing.

LHSP possesses furthermore a number of assets and participations in companies outside of the language technology division that are not under the protection of the US Chapter XI rules. It concerns:

- The translation division incorporated into Mendez N.V. and its subsidiaries. This division is one of the market leaders in providing a text-to-text translation services in a vast number of geographical and vertical markets.

- The Medical Transcription division incorporated into L&H Medical Solutions Holding Inc., a subsidiary of which LHSP owns 100% of the shares, and a number of subsidiaries of L&H Medical Solutions. This division produces written medical reports on the basis of an oral text for hospitals and individual physicians in the united States. The management of this product division is centralized from the coordinated Medical Division, which also includes assets and activities from both L&H Holdings USA and Dictaphone

The activities of Dictaphone with headquarters in Connecticut can be summarized as follows: Dictaphone has assets and activities in the medical Division (dictating systems hardware and software intended for large hospitals), the Communication Recording Systems (systems recording enormous volumes of conversations in order to eventually verify them later; the market of these systems is made of financial companies, police, fire-brigades, prisons etc.), and possesses also a production unit in Florida for the production of the systems and hardware products described hereabove.


B. Description of the actual economic, social and legal environment of LHSP

1.       Economic Environment

Considering the developments set forth hereabove and the elements that will be exposed in the Prescriptive part of the recovery plan, this paragraph concentrate itself principally on the Speech and language technology division of the company.

Almost all technology specialists agree that an explosive growth of the demand of appliances promoting information transmissions and human communications will take place. Moreover, theses appliances will always be equipped with more powerful processors and can be linked with information sources such as the Internet. Unlike the computers provided with a keyboard, most of theses appliances will only have a limited possibility of treatment of input and output of data since these appliances are designed to be mobile, of a typically small size, or to be used in an environment where traditional input and output mechanisms cannot be used. The company considers that such economic and technological context represents a huge opportunity for the commercialization of Speech and language technology. A market of approximately one billion mobile systems can be expected in the year 2005. A well-developed speech interface will allow to improve considerably the use comfort of these systems.

Moreover, there are other technologies developed by the company such as Natural Language Understanding and Intelligent Content Management which the company considers as able to play an important role in the expanding market of wireless, mobile information supply. Users will lay out questions such as: "Did I receive the new e-mail from Bert concerning the project of the Ministry of Education?", as if this question was directed to a colleague. One will be able to decide that instead of receiving this e-mail of, for instance, more than 300 words on the small screen of his mobile telephone, one would simply prefer to listen to it by means of the application of a synthetic text-to-speech and language technology. Some Intelligent Content Management technology, like summary technology, would then allow to summarize the 300 words e-mail into a message of 30 words wherein the essence thereof will be reproduced.

The company considers that it is well placed to supply these technologies, as innovator and as one of the market leaders in the development of various of these technologies:

- The company has by far the largest technology portfolio of all technology companies active in the development of Speech and language technology.

- The company is a market leader with a market share of 60% in the synthetic text-to-speech and language technology.

- The company is the worldwide leader in the market of document creation systems (dictating software) with a market share of about 48% in its product group Dragon Naturally speaking which is provided in eight languages.

- The company has already a large and high standing client portfolio of license buyers among which the leading telecommunication and information technology companies.

- The company's technology is protected through a large portfolio of about 132 patents, from which 88 and respectively in the United States and in Europe, and 85, 23 and 21 in respectively the fields of Automatic Speech Recognition, Intelligent Content Management and Text-to-Speech. Another 40 additional patent applications are expected for the year 2001.

The company has various important competitors that can be classified as follows:

- Specialized developers of Speech and language technology among which the company Fonix Corp., Nuance Communication Inc., and Speechworks International Inc.

- Larger and more diversified software developers, such as Microsoft Corporation, IBM Corp., Lucent technologies and Philips electronics, which integrate their internal developed speech interface technology into their own systems, products and software packages.

The company distinguished itself from its competitors on the number of Speech (both speech recognition as text-to-speech) and Language Technologies (machine translation technologies, Intelligent Content Management) it offers and on the number of environment (appliances, such as mobile telephone and computer, applications or server systems) in which these technologies can function.

The heart strategy followed for the future of the speech and language technology division can be summarized as follows:

- Invest into technology that enables a standard conversational interface: Instead of concentrating itself on the development of specific technology for specific applications, the company strives after using its currently existing large technology portfolio as a lever to develop the best conversational interface solutions on the market. The company considers that its large technology portfolio, combined with its know-how concerning the best way of integrating different sorts of technologies, enables it to develop end solutions, such as voice portals and applications for the automobile industry, more efficiently than its competitors.

- Keep a substantial market share on the market of Text-to-Speech and language technology and Dictating Software: the company will only continue to grant licenses on its heart technology in the specific technology fields in which it has currently a market leader position (such as the Text-to-Speech and language technology and Dictating Software) or in which it considers that it can become market leader.

- Concentrate its activities on the principal qualities and the ongoing reduction of the operational costs; the company controls continuously its operations, infrastructure and financial performances. In that context its business plan was recently tested and undertook, within the scope thereof, various initiatives under which

         - A product-per-product analysis that had never been carried out before whereby the direct profit per product as well as the opportunities thereof were calculated. This lead to the stoppage of some production lines where the future were perspectives less profitable than other projects, which were thereby accelerated. For example, the company has thus decided to board its dictating software products destined for final customers out to republishers.

         - Reorientate its efforts towards future successful projects, such as concentrating the marketing and sales efforts into the license business on successful technologies en products like Realspeak, instead of keeping competing on markets on which the products of the company are less competitive (such as the current technology for speech recognition within the telephony market). A the same time, it forced up the development efforts for more sophisticated technologies, like Intelligent Content Management and Audio Mining, and for products in the automobile industry.

2.       Social Environment

a)       Worldwide

On the end of April 2001, there were 4434 employees in the L&H group, apart from the 902 workers of Mendez. Besides, about 200 free lancers were working for L&H and 250 for Mendez.

The regional distribution of the personnel for the L&H group can be summarized as follow:

REGION / COUNTRY                                                     NUMBER
North America                                                        3524
Belgium                                                              325
Rest of Europe                                                       216
Asia & Pacific                                                       369
TOTAL                                                                4434

Within the recovery plan of January 2001, it was provided that 1144 employees would be dismissed on the end of the first quarter of 2001. The total number of employees who left the company as per March 31, 2001 can be divided as follows:

                     Europe /            US       Asia          Korea     Total
                     Middle East                  Pacific
Plan                 208                 385      269           282       1144
Situation per        224                 616      367           192       1399
31/03

These figures represent 1023 dismissals and 376 resignations for the first quarter of 2001 which can be divided as follow:

Course Q1/01         Europe             US              A/P         Total
                     114                220             42          376


Between March 31 and May 15, 2001 the voluntary departure of the employees was strongly slowed down. Nevertheless, about another sixty employees left the company during that period. Due to the bankruptcy procedure issued in Korea, the remaining 90 labor agreements were terminated so that a total of 1550 people left the group L&H during this year.

The introduction of an incentive plan that provided extra financial incentives for employees who remained with the company have helped to lower the spontaneous departure's rate. In the context of this incentive plan, there are worldwide 750 people who will profit from an extra financial advantage. The total cost of this plan is USD 11 million spread over more than one year.

A special attention is paid to internal communication. The employees are regularly made aware about the evolution of the company and its restructuring. Reports made to the press are sent to all employees at the same moment they are communicated to the press. An electronic newspaper containing the news of the week is sent around every Friday. The CEO, Mr. Bodson, spoke directly to the personnel in face-to-face meetings in both United States and Belgium. Worldwide video and telephone conferences with all members of the personnel in which the management overviews the situation and answers the questions of the employees take also place on a monthly basis. The Extraordinary Shareholders Meeting of April 27, 2001 was sent live to all members of the personnel all over the world via the intranet and the Internet in both English and Dutch. All above-mentioned information is kept available during a few weeks on the intranet of the company.

b)       Belgium

In Belgium, there are about 240 employees working in Ypres, 80 in Wemmel and, since May 1st, 2001, 30 in Antwerp. About 30 employees work in the offices of Mendez in Brussels.

In January 2001, the company announced the lay-off of 51 employees. After having consulted the Workers Council, the company entered into a Collective Agreement for 6 months. This was negotiated with and executed by the regional delegates of LBC and BBTK in Ypres. The Collective Agreement contains an employment section and a financial section and will be evaluated on June 12 by all parties concerned.

The outplacement cell dealt with the case of 41 people. Up to now, 25 of them have found a new job.

Besides the monthly meetings held into the Workers Council, additional meetings are organized every time that important news must be communicated. A total of 25 meetings were already held in 2001. An extraordinary meeting was held on May 7 with Mr. Bodson. The agenda of the Workers Council contains one recurrent item: the updating of the restructuring of the company in Belgium. Circumstantial information about the financial situation of the company is also provided for. In cooperation with the Workers Council, the company looked for means to an additional motivation for the personnel. Indeed, after a referendum held on May 17, 89% of the personnel approved the proposal of adjusting the work schedules by increasing the number of holidays by 6 days. Pursuant to the request of the Workers council and the approval of the Commissioners for the Judicial Composition, the company decided to anticipate the payment of the vacation allowance in May in order to take away any doubts concerning the payment thereof among the employees.

The Belgian part of the incentive plan stressed on keeping the salaries of the engineers and the Belgian employees competitive towards the market. The policy is to prevent the departure of key-employees who have the most essential know-how. The company has yet succeeded in conserving for each of its technology group a vast number of engineers.

In the future, the Belgian personnel will keep on attending live all informative meetings that are worldwide organized. Two special personnel's meetings were already called in order to expose the specifically Belgian situation of LHSP. This will remain a part of the internal communication policy.

3.       The Legal Environment

On November 29th, 2000 LHSP, Dictaphone Corporation and L&H Holdings USA, Inc. (formerly known as Dragon Systems, Inc.) each filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware under Chapter 11 of the United States Bankruptcy Code, 11 U.S.C., Sections 101-1330.

On December 27th, 2000, LHSP filed a petition under the Judicial Composition Act of July 17th, 1997 in the Commercial Court of Ypres; on January 5th, 2001, the Court granted LHSP a provisional suspension of payment for a period of six months.

Both the Chapter 11 reorganization under the US Bankruptcy Code and the judicial composition under the Judicial Composition Act have universal scope. It results there from that LHSP has to comply with both the Bankruptcy Code and the Judicial Composition Act.

US and Belgian legislation diverge on many aspects of the reorganization process and LHSP has tried to reconcile these differences to the extent possible.

To meet the specific legal requirements in both jurisdictions, it has been decided to elaborate a US plan and a Belgian recovery and payment plan. Although separate documents, both plans aim the same philosophy and effect identical treatment of creditors in both reorganization processes.

The respective processes involve divergent timing. Indeed, the Commercial Court of Ypres has set June 5th, 2001 as the date on which the creditors will vote on the Belgian plan, while the United States Bankruptcy Court for the District of Delaware has not yet established a date on which the US plan will be voted.

No payment may be made prior to the approval of the plan in the US without a specific order of the Bankruptcy Court. Hence the execution of the Belgian plan will be commenced upon the approval of the US plan.


It can be summarized as follows :



                                  [FLOW CHART]



The company intends to jointly transfer all assets and activities of the speech and language technology division. These assets belong to both LHSP, the aforementioned 100% subsidiaries of LHSP, L&H Holdings USA Inc. Just like LHSP, L&H Holdings is also under the protection of the Chapter XI in the United States.

The debt rate of L&H Holdings is considerably limited in comparison with its assets. The company intends to submit in the United States in the short term a recovery and payment plan for L&H Holdings to its creditors. To the extent that this plan is approved this will allow the company to transfer the assets of LHSP and L&H Holdings, jointly or not, as set forth hereunder in the Prescriptive part.

As already set forth, the US Bankruptcy Court for the District of Delaware did not yet approve the current plan. Such approval can only take place after the vote of the creditors in the United States on the plan (or on a substantially similar plan).

C.       Analysis of the current situation of LHSP

1.       State of accounts of LHSP as per December 31, 2000


                                                       Accounting
         Amounts in BEF'000                               year
                          ASSETS                    1/1 - 31/12/2000
                       FIXED ASSETS                    29.162.029

I.       FORMATION EXPENSES                                     0

II.      INTANGIBLE ASSETS                              4.878.854

III.     TANGIBLE ASSETS                                  159.142
      A. Land and buildings                                52.425
      B. Plant, machinery and equipment                    37.930
      C. Furniture and vehicles                            31.443
      D. Leasing and other similar rights                   1.958
      E. Other tangible assets                             35.386

IV.      FINANCIAL ASSETS                              24.124.033
      A. Affiliated enterprises                        23.034.491
      B. Other enterprises linked by
         participating interests                          384.837
      C. Other financial assets                           704.705

                      CURRENT ASSETS                    9.415.723

V.       AMOUNTS RECEIVABLE AFTER ONE YEAR                    919

VI.      STOCKS AND CONTRACTS IN PROGRESS                       0

VII.     AMOUNTS RECEIVABLE WITHIN ONE YEAR             9.312.991
      A. Trade debtors                                  1.179.018
      B. Other amounts receivable                       8.133.973

VIII.    INVESTMENTS                                        6.908

IX.      CASH AT BANK AND IN HAND                          10.274

X.       DEFERRED CHARGES AND ACCRUED INCOME               84.631

                                      TOTAL ASSETS     38.577.752

                                                               Accounting
                                                                  year
                             LIABILITIES                    1/1 - 31/12/2000
                             OWNED FUNDS                          8.827.376

I.        CAPITAL                                                 1.566.884

II.       SHARE PREMIUM ACCOUNT                                  69.521.934

III.      REVALUATION SURPLUSES                                         898

IV.       RESERVES                                                   19.374

V.        ACCUMULATED PROFITS
          ACCUMULATED LOSSES                                     -3.397.335
          LOSS OF THE ACCOUNTING YEAR                           -58.884.379

VI.       CAPITAL SUBSIDIES                                               0

               PROVISIONS FOR LIABILITIES AND CHARGES                12.304

VII.  A.  PROVISIONS FOR RISKS AND COSTS                             12.304
      B.  POSTPONED TAXES                                                 0

                                DEBTS                            29.738.072

VIII.     AMOUNTS PAYABLE AFTER ONE YEAR                         11.828.755

IX.       AMOUNTS PAYABLE WITHIN ONE YEAR                        14.938.481
      A.  Current portion of amounts payable after one
          year                                                      141.041
      B.  Financial debts                                        10.740.894
      C.  Trade debts                                             3.443.299
      E.  Taxes, remuneration and social security                   611.646
      F.  Other amounts payable                                       1.601

X.        ACCRUED CHARGES AND DEFERRED INCOME                     2.970.836

                                          TOTAL LIABILITIES      38.577.752

2.         Explanation of the state of accounts

In accordance with the Belgian Accounting Legislation, the most recent financial statements of LHSP N.V. are those of December 31, 2000. In the meantime, monthly-consolidated management figures have been established in accordance with the American Accounting Standards. Since these figures show a number of shortcomings and need therefore important adjustments, they cannot be used as a more recent financial statement.

It has to be clearly emphasized that the Board of Directors has not yet approved the statutory annual accounts as per December 21, 2000. This approval is expected on May 29, 2001 at the latest. The statement of assets and liabilities as per December 21 2000 that is derived out of the provisional - though nearly definitive - figures of the financial year 2000 can therefore still be adapted. Actually, a number of valuations of LHSP's technology (intangible fixed assets) and participations in affiliated companies (financial fixed asset) are not yet finalized.

Moreover, the auditor of the company has not yet audited the statement of assets and liabilities - just like the statutory annual accounts - as per December 21, 2000.

The most important findings in the financial statement can be summarized as follows:

         - The negative impact on the own funds as a consequence of the restatements (see hereunder point 3) undertaken in the financial years 1998 and 1999, amounts respectively BEF 1,701 million and BEF 3,462 million. These restatements were integrated in the financial statements into the losses balance and the reserves.

         - The adjustments of the annual accounts of 1998 and 1999 consist principally of reversed and/or deferred turnover. The deferred turnover is visible in the considerable caption "accrued charges and deferred income" of the liability-side of the balance sheet. Moreover, important amounts were corrected into the caption "amounts receivable".

         - The loss of the financial year amounting to BEF 58,884,379,000 is principally due to a write-down on financial fixed assets. The valuation of the participation in affiliated companies was thus restated for more than BEF 46 billion. The intangible fixed assets were also revaluated. These consists principally of reactivated research & development costs, licenses and goodwill.

         - The restatements of the year 2000 have had a negative impact on the outcome amounting to BEF 1.4 billion. In accordance with the restatements of the precedent years, these principally consist of reversed or deferred turnover and additional provisions for doubtful debtors. More than BEF 1 billion additional write-downs were thus registered for the year 2000.

         -        The formation expenses are totally written off.

                                    * * * * *

The following documents are provided as exhibits of this plan in order to highlight the situation of the commercial activities of both LHSP, taken individually, and the entire group:

         - As exhibit 1, the non-audited consolidated results of LHSP for the first trimester of 2001; Mendez N.V., L&H Korea en Elan S.A. are not included in these consolidated results;

         - The non-audited-consolidated results of LHSP N.V., as a separate entity, are included in the first column of Exhibit 1.

         3. Description of the nature and the scope of the difficulties that LHSP had to cope with (see also infra D.)

                  The difficulties of payment of LHSP appeared on the end of November 2000 when the banks, influenced by the indications of irregularities and fraud, decided to terminate the Revolving Credit Facility of USD 430,000,000 and to claim back the outstanding amounts. The company disposed thereby no longer of the necessary working capital.

                  Investigations towards irregularities have lead to a complete restatement of the annual accounts of 1998, 1999 and the figures of 2000.

                  The followed methodology as well as the difficulties faced by the restatement process of the annual accounts of 1998-1999 and of the financial statements of the first part of the year 2000 are clarified hereunder. In the meantime, this activity was successfully achieved and even extended to the total year 2000.

         After the delivery of the internal audit report, the company started a process so as to ensure a larger basis for the findings and advices contained in the report and, as such, ensuring a more accurate basis for the revaluation of the financial statements.

         LHSP proceeded as follow:

         - All contracts of the years 1998, 1999 and 2000 in excess of US$ 25,000, including their exhibits, were analyzed again.

         - These contracts were confronted to a standard work programme that was technically drawn up in collaboration with US-GAAP specialists (PricewaterhouseCoopers) whereby the application of all provisions of the Accounting Legislation was checked (the so-called "revenue recognition rules" that are applicable to software / license agreements);

         - All clients in default of payment received a letter requesting to immediately settle all unpaid debts. Pursuant to the answers provided by some of these clients, the company received additional and useful information regarding the circumstances in which these contracts were sometimes entered into.

         - The investigations were carried out on both LHSP and its subsidiaries in the United States, Singapore and Korea.

         - The results of the internal audit report were of course taken into account by these investigations.

         Since nearly all key-employees of the financial department left the company, it has been difficult to put together all relevant information regarding the contracts. In order to be able to render an informed judgment on the treatment of a specific contract, one must indeed take various elements into account such as delivery documents, proof of payment, receipts, existence of side-letters in which other agreements are entered into, and the real date of signing of the contracts.

         This operation was executed in a period of three months. It is however not certain that all information was found back in order to allow a restatement of the contractual stipulations. The company can therefore not give any guarantee that all problematic contracts have been modified because it has no certainty over the completeness of the information needed to come up to a correct decision-making (i.e. completeness of the side-letters). However, the company considers that, pursuant to these exceptional control activities, the reliability of the figures has been highly increased and is as satisfactory in order to be submitted to the Board of Directors for approval as well as to be controlled by its auditor.

         LHSP analyzed a total of 170 contracts, 25 for Asia and more than 40 contracts for the United States. The whole turnover in Korea was reversed. Approximately 80% of all revenues of LHSP for the three last years were analyzed again.

         The findings and the proposed revenue restatements can be described as follows:

         In broad outlines one can put that the nature of the different findings is comparable to the recommendations made in the audit report, in other words the nature of the findings of the audit report are being confirmed in the investigation lead by LHSP.

         Moreover, an extension of the scope and additional information has lead to the conclusions that the extent of the corrections proposed by LHSP is substantially larger than these highlighted into the audit report.

         It is also very important to notice that in the event the company was missing parts of information, it always held the most conservative position in its conclusions. This might lead to defer the recognition of turnover until a particular future element present itself. Those elements can be: the collection of a payment, the delivery of some specific software, the announcement of an engineering project, the expiration of a contractual term, etc.

The findings can be divided in the following broad categories :

         - Advance paid royalty fees : these fees may inter alia be recognized at the time the contract is signed. The company has found and corrected several cases of ante-dated contracts. Furthermore, it has been established that certain received fees were refundable in one way or another by providing certain guarantees, loans, or side letters. Turnover cannot be recognized in these cases and must be transferred to the following accounting periods. In other words, the price must be certain and may not be dependent on e.g. future volume sales.

         - In advance paid "engineering fees": these fees must be recognized in proportion to completion or at the end of the project, which was not always the case.

         - Payments : it appears from the investigation that certain customers were not able to pay the license royalties. They were dependent on the financing of parties acquainted with the former management or were exempted from payment by means of arrangements. In the event the receipt of balances of customers is not certain at the time of signing the contract, no turnover can be recognized. This rule was applied as such.

         - Deliveries : in respect of many contracts, no evidence can be submitted of a complete delivery of the contractual software, while the customer had signed for receipt, which is often confirmed from the complaints received by LHSP from various customers while they had signed for receipt. At times, future products had been sold which still had to be developed. The turnover recognition must be postponed until a complete delivery can be guaranteed.

         - Barter agreements : these are typically non-monetary agreements whereby a transfer of assets is proposed : e.g. LHSP sells a license (turnover) and concludes (for approx. the same amount) at the same time a distribution agreement with the customer for the exclusive supply of certain end products. The revenue in the event of such a sale cannot be recognized.

         In the following table, a global overview is given of the proposed turnover corrections. It is emphasized once again that these data have not yet been approved by the board of directors, have not been re-audited by KPMG and may possibly be subject to modification.

(ALL AMOUNTS IN USD)                  1998 YTD      1999 YTD        Q1+Q2 /2000      Subtotal          Q3+Q4 /2000      2000 YTD
                                                                                     98-'99-and 1st
                                                                                     semester 2000
TURNOVER BEFORE RESTATEMENT
(EXCL. MENDEZ/DICTAPH/DRAGON)        133.233.083    239.309.943     163.810.766                        -71.488.195      92.322.571

Restatements                         69.325.910     155.254.183     148.734.130      373.314.223       -96.642.444      52.091.686

Percentage                           52%            65%             91%                                135%             52%


TURNOVER AFTER RESTATEMENT
(EXCL. MENDEZ/DICTAPH/DRAGON)        63.907.173     84.055.760      15.076.636                         25.154.249       40.230.885


EXPLANATION

The turnover in L&H Korea after restatement is deemed to be zero; in other words, L&H Korea is kept out of the consolidation circle.

The turnover in L&H Korea amounted in 1999 to 61.5 million USD. In the first half of 2000 it amounted to 120.9 million USD. In the course of the third quarter, for more than 100 million USD has been adjusted by L&H Korea, hence the negative turnover in the third and fourth quarter of 2000. The turnover in Korea are included as restatement in the period 1998 - Q2'00.

A number of effects of the restatement of 1998 - Q2'00 revert in the second half of fiscal year 2000 (e.g. deferred turnover which can be recognized in Q4'00).

The total restatement of the period 1998 - Q2'00 amounts to USD 373 million which is substantially higher than the most conservative scenario listed in the internal audit report.


         D. The proposals appended to the application of December 27, 2000 and the implementation / adaptation thereof

         1.       Summary of the proposals

         In the end of December 2000 a plan was submitted to the Commercial Court of Ypres by the former management of LHSP in order to obtain the provisional suspension in the context of the Judicial Composition Act.

         The principal elements of this plan were as follows:

         - sale of the shares of Mendez and the manufacturing unit of Dictaphone in Melbourne, Florida;

         -        cutting-back of about 1200 employees;

         -        attain a break-even by the end of December 2002;

         - the assumption that the proceeds of the sale of Mendez and the manufacturing unit in Florida would be sufficient to finance the group's negative cash-flow until the end of 2002;

         2. Implementation and modification of these proposals - current state of affairs

         The situation immediately after the new management took office in January and February 2001

         The new management of the company decided to apply the plan as shaped hereabove since the implementation thereof had already begun.

         In addition, it was assumed that:

         - The value of the assets largely exceeded the amount of the liabilities;

         - The difficult financial situation of the company was due in large part to the consequences and revelation of the fraud and in particular the publication of the loss of USD 100 million in cash in Korea, and the subsequent acceleration of the revolving credits:


         It would thus have been sufficient to:

         -        Execute the planned sales and;

         - Reduce the staff in a sufficient number as stated in the plan Duerden, plus a number of additional accents, immediately imposed by the new CEO, namely:

         - a clear breach with the past had to be made within the organization; and,

         - possibly one or more assets could be disposed of like for example non-strategic technologies (what happened with the sale of the C-REC voice recognition software to VISTEON for USD 13,1 million in cash);

         Situation at the end of March 2001

         Ever since, a number of elements have changed in a fundamental manner:

         - It became ever more difficult to retain key employees in the climate of uncertainty. Since the beginning of the restructuring, about 1.500 employees have left the company, or about 25% of the staff, excluding Mendez. This is more than the originally planned 1200 employees. A number of these 300 additional employees often had key positions in the company.

                  The departure of the employees has meanwhile strongly been slowed down as a result of a more transparent communication with the staff and the approval by the U.S. Bankruptcy Court and the commissioners for the judicial composition of a Key Employee Retention Plan, which provides for financial incentives for employees who remain with the company. Nevertheless it remains a serious challenge to keep the staff in a climate of uncertainty, which forces LHSP to advance, as quickly as possible, possible solutions which may not be the best, but at least the most attainable and credible.

         - Between the end of last year and the end of March, a dramatic drop in market capitalization of high technology companies has taken place, with the effect that the resale value of the speech and language technology division has become very low or even negligible. The NASDAQ index has dropped in two months more than 40%.

                  Even worse, the stock exchange capitalization of LHSP's most important competitors, which deliver solutions in the field of speech and language technology, in particular Nuance and Speechworks International, have dropped over the past six months with respectively 87% and 85%, and even with 93% and

                  88% when compared to their highest stock exchange price last year. Yet these companies are, together with LHSP the leading companies in the market. This means that not only the comparative value of LHSP's Technology Business has been affected drastically, but that sales to or joint ventures with these companies at an acceptable price have become more difficult today.

         - The almost entirely renewed financial department has managed, for the first time since June 2000 to make available to management non-audited but reliable consolidated data. These data show that the core activities of the group have survived the scandal atmosphere surrounding the company. Nevertheless, at present there is an unacceptably high burn rate which, if it is not reduced dramatically over the next months, renders it impossible to implement the plan This burn rate is caused for a substantial extent by the so-called restructuring costs and in particular the costs for external advisors (which are necessary in order to transfer the company in going concern), which is an additional reason to accelerate the implementation of the recovery plan.

         On the basis of the aforementioned reasons, the decision was taken at the end of March 2001 to sell, in addition to the planned disposals of Mendez and the plant in Florida, extra assets, so as to keep the way open for a reorganization of the core activities of the company.

         Next, the question was raised which activities LHSP must dispose of as well. In this analysis, the following factors have been taken into account:

         - The valuation of the Application business (in particular the Medical business and the Communication Recording Systems business) was admittedly decreased because of a downturn in the financial markets, but in general and to a lesser extent than the speech and language technology business, as the Application business globally does not suffer losses, contrary to the technology activities.

         - Although LHSP has a strong position on the market for speech and language technologies and it is, as explained above, intended to develop more end solutions for growing markets, an important part of its present activities also consist of the sale of raw technology at a fraction of the historical investment cost for the development of this technology. LHSP has however all components to develop and sell these integrated solutions. If LHSP specializes in this market in the middle to long term period, the value of its assets in the Technology business can be increased substantially.

         - To maximize value of the technology business, LHSP must endeavor to keep bundled the various complementary technologies and thus optimally use the synergies between them. The expected sales price of each of the technologies separately is today very low, with the exception perhaps of the synthetic text-to-speech and language technology (Realspeak), which is by far the best in the market and which today has captured a market share of 60%. The strategy must thus consist in reconfiguring the technology activities of LHSP. If LHSP manages to do that, it stands a good chance to confirm itself as an established market leader and a profit-making technology company.

                  On the basis of these additional considerations, it has been decided some time ago to propose to the creditors that LHSP would dispose of, in addition to the business of Mendez and the plant in Florida, the entire application business and in particular the activities of Healthcare Solutions Group, the Communications Recording Systems division (CRS), perhaps combined with the Worldwide Services division which supports these divisions. This would enable LHSP to reorganize the technology business profoundly and perhaps dispose of it, if this could happen at an attractive valuation.

                  The situation today

                  Recently, a number of events have taken place both within and outside the undertaking, as well as in the markets surrounding
                  LHSP:

                  - The financial markets, in particular the market for providing credit to businesses, are in a worse situation than before. The very recent revival of the technology stock exchanges has not been able to prevent that it becomes nearly impossible for potential (in particular financial) buyers of

                           Mendez and other activities of the company, to fund this type of transactions with external financing.

                  - It appears to be more and more difficult to convince employees to continue to dedicate themselves to the success of the business, when the realization of the perspective, which is offered to them, remains uncertain for several months.

                  As a result, the company is not in possession of unconditional and binding offers for the shares of Mendez. Since the Extraordinary shareholders Meeting of April 27, 2001, the bidding process is being carried on and the company is more hopeful today than three weeks ago that this transaction - considering the present market conditions - can still be successfully concluded. CSFB, LHSP's global financial advisor, continues to assist this process; the sale process is carried out in accordance with Article 41 of the Act on Judicial Composition Negotiations with a substantial number of interested parties are being held. However, it must be taken into account that the disposal of Mendez (i) will occur later than the end of May, as expected and (ii) at a considerably lower price than the USD 160 million which were provided in the plan of December 2000.

                  Considering the delay of the sale of Mendez and the perspective of lower proceeds, one of the basic conditions for the implementation of the redress plan (as adapted on the end of March as set fourth here above) falls away, namely to use the proceeds of the sale of Mendez to (1) repay the current DIP financing and (2) the use of the remaining part of the proceeds to further finance the activities of the company in view of (i) the sale of HSG and CRS and WW Services and (ii) the reorganization of the Speech and language technology Division.

                  Without these proceeds, and depending on a number of variable factors, such as the accelerated introduction of budgeted cost reductions and optimization of revenues and/or the deferred payment of the external advisors, the group will have exhausted the existing DIP financing between mid-August and mid-September. If not, the proceeds will serve exclusively to repay the existing DIP financing and in addition, hardly any or no working capital will be available to ensure further financing pending the sale in going concern of the application activities and the reorganization of the technology activities.

II.      Prescriptive part

A. Transfer of the activities, assets and means to ensure the continuation of the undertaking

         1. Principles upon which the retained option of transfer of the activities and assets is based

Pursuant to article 42 of the Judicial Composition Act, the transfer of a business or a part thereof can be a part of a recovery or payment plan.

Article 41 of the Act on Judicial Composition provides that the transfer is possible if it contributes to the repayment to the creditors and if thereby economic activity and employment can be maintained.

Both conditions are in this case satisfied.

In the light of the very recent elements stated under I.D.2. in fine, the Board of Directors has decided (and confirmed to the Shareholders during the meeting held on April 27, 2001) that the group would be open for any proposals aiming for either the transfer of whichever assets or activities of LHSP and its subsidiaries, including the Speech and Language Technology Business, or the merger thereof with other market players, or entering into joint ventures with stragtegic partners which would subscribe a capital increase, within a time period as short as possible. This decision remains the only possible one today, in order to ensure the continuity of the majority of the activities of the company.

Besides, this decision is the only possible one, if the company wishes to retain a maximum number of employees. These employees will be even more inclined to leave the business if no pro-active proposals are made which form a financial safety net for the possible personal financial uncertainty of the coming months. If and only if the company succeeds in retaining these highly trained and until now very loyal and dedicated employees, there will be hope to keep a research and development activity and, consequently a knowledge centre in the sector of speech and language technology in Belgium (Ypres, Wemmel and Antwerp) and in Massachusetts in the the United States.

If it appears later on that Mendez or other assets or activities, for whichever reason, can be sold faster and at more attractive prices (than which is foreseeable today), or if as a consequence of the cost saving measures put into effect, the existing burn rate can be reduced faster than anticipated, this decision can still be cancelled. However, on the basis of the elements known today to the Board of Directors, it seems irresponsible to assume this as such today.

         2.       Transfer of divisions in going concern

On March 12, 2001, the company entered into an exclusive mandate contract with the financial institution Credit Suisse First Boston ("CSFB") whereby CSFB was appointed as its worldwide exclusive financial advisor for the elaboration and the implementation of the recovery plan of the company. CSFB has ever since participated in numerous management and budget meetings and has been implicated in the most important strategic decisions as set forth here. Since mid-March 2001 the process of internal screening and business audit of the different divisions has also started. This happened initially for the applications divisions since a consensus regarding the advisability of the transfer of these divisions already appeared within the company at the end of March - beginning of April 2001. The company and CSFB were thereby already able to elaborate prospectus (Confidential Information Memoranda) for the principal divisions that have to be transferred.

The interested candidates may unconditionally receive a short text concerning all divisions. After the signature of a confidentiality agreement, they can receive a more developed prospectus (Confidential Information Memoranda). It is only after the written confirmation of a principle interest that the candidates are authorized to join the further procedure (access to the data room, interviews with the management, negotiations on the agreement).

         3. Description of the proposed transfer modalities for the different activities

         3.1.     Other assets than the Speech and language technology assets

It appears from the description of the aforementioned assets and activities of LHSP that besides the Speech and language technology division a number of other assets and activities belong to the patrimony of LHSP and L&H Holdings USA, to the extent that Dictaphone Corporation and its subsidiaries are left aside.

As set forth in the aforementioned Paragraph 1.C.3., L&H Holdings USA as well as LHSP benefit from the protection under Chapter XI in the United States and the transfer of L&H Holdings' assets will only be done pursuant to the US Chapter 11 process. The debt rate of L&H Holdings is very limited in comparison with its assets. The company intends to submit in the United States in the short term a recovery and payment plan for L&H Holdings to its creditors. To the extent that this plan is approved and there are the assets remaining after satisfaction of L&H Holdings' creditors, this will allow the company to transfer the assets of LHSP and L&H Holdings, jointly or not.

Since one cannot anticipate on the approval of the plan, these other assets and activities of LHSP and L&H Holdings USA will be treated separately hereafter.

Regarding LHSP, it concerns Mendez and the Medical Transcription Services. Regarding L&H Holdings USA, it concerns the software production line Powerscribe and a number of smaller activities such as Kurzweil Educational Systems (KESI) and AppTeck. The Powerscribe software division is administered by the Medical Division of Dictaphone and the management of the Medical Division of Dictaphone has made clear that this software was of strategic importance for it. Besides it is true that a particular speech recognition technology that belongs to L&H Holdings, which is specific to the Medical division, has a strategic importance but is also essential for the further commercialization of the own products and solutions of the Speech and language technology division, such as, among others, the dictating software DragonNaturallySpeaking.

In accordance with the advice of CSFB it appears that the Medical Transcription division and the Powerscribe division are valuable assets that can be sold quite easily. Regarding the Medical Transcription services, this can be explained because of the lack of employees trained in medical transcription. Regarding Powerscribe, this is due to the relatively high commercial success of the products and the possibility to develop the Powerscribe software architecture into a more complex platform software that can be used in hospitals for the automatic treatment of the reports dictated by doctors.

On the basis hereof, the company came to the conclusion that the following transfer scenarios are the most advisable:

The assets and activities of the Medical Transcription Services division must be sold immediately. It would be advisable for the company to sell these assets together with the Medical division of Dictaphone if it really appears that - and the company assumes it - the value of a combined sale of these assets is greater than that of the assets taken separately. However, if this would not be the case, or if the sale of the Medical division of Dictaphone requires more time than that of the Medical Transcription division, the conclusion of a sale agreement cannot be expected so that these assets will be sold separately from the Medical division of Dictaphone.

The following approach for these other assets can be proposed only when a plan for L&H Holdings has been approved:

- The same approach as that for the Medical Transcription Service division would be proposed for the Powerscribe production line.

- Regarding the M-REC speech recognition technology, a sale in co-ownership or an exclusive license to Dictaphone could possibly be considered if the sale of the different parts of the Medical division could not be sold together and as far as an agreement on a reasonable price and conditions can be reached with Dictaphone.

- A number of smaller assets like, among others, KESI and AppTek can be sold separately either to third parties or in a Management Buy Out form. The management of both companies has already made buy out offers to the company. However, the proposed price lies beneath the reasonable price in the opinion of the Company.

         3.2.     Concerning the Speech and language technology division

The transfer of this division can take the two following shapes:

- Either the company sells this division preferably to one or, if needed, to more purchasers;

-        Or the incorporation of a new company (hereafter "NewCo")

         - wherein the Speech and language technology division is contributed;

         - from which the shares are transferred to the creditors that are described in the C3, C4 and C5 categories, as payment of a part of their claims, depending upon the evaluation of this division by new investors

         - wherein the capital is contributed by one or more financial investors and/or industrial-strategic partners, whereby it can reasonably be estimated that such contribution is sufficient so to allow the reorganization of the Speech and language technology division.

The nominal amount of the claims that will so be "converted" in shares of NewCo will be maximally equal to the money contribution of the investor(s).

Both purchaser(s) and investors will, in both cases, guarantee the survival, the support and the further development of the technology, irrespective of the fact that the purchase occurred in order to use the technology and/or in order to commercialize it.

In the event of a purchase-sale, the purchaser(s) will need to establish that it/they possesses/possess the financial means enabling it/them to support both the purchase of the assets and the further financial needs of the presently still loss-making activities, during a certain period. However, these buyers will profit from the advantage of controlling the technology and its further development.

In the event of the incorporation of a NewCo, the investors will not have to finance the acquisition of the Speech and language technology division since the price of this purchase is embodied in the transfer of NewCo shares as partial payment of the debts of LHSP to its creditors. However, regarding the strategic-industrial investors, it has especially to be emphasized that these investors will have less control on the maintenance and the further development of the technology.

It appeared clearly out of preliminary discussions of end April 2001 with CSFB and of direct contacts that it is the interested candidates themselves and not the assignor who will make the choice between a purchase and an investment and determine the modalities thereof.. The company will however, in full cooperation with the Commissioners, work out and try to anticipate both transfer modalities equally in order to optimize the interests of all creditors, and maintain maximal economic activity and employment.

The company considers that if it would propose only one scenario, it would either limit the group of potential candidates or prevent the maximization of the value of the assets. Moreover, working out two possibilities allows to maximize the value of the assets. One must take into consideration that in case of a purchase-sale, the payment will occur in cash. In the event of the incorporation of a NewCo, the creditors will receive shares the value of which will be determined in the future and which will possibly be combined with the payment of an amount in cash (which will in any case be smaller) resulting from the sale of other assets.

In the event that only one single offer is made to the company, it will have to negotiate on the basis of that single offer. If there are several competing offers, for example several candidates for a purchase-sale or several investors for the NewCo, or even one or more purchasers and one or more investors for the NewCo, the Commissioners will, in consultancy with the Board of Directors of the company and the employees representatives, evaluate these alternatives having regard to the criterions of article 41 of the Judicial Composition Act .

Next a request will be submitted to the Commercial Court of Ypres that may or may not ratify the decision of the Commissioners and the company, after having heard at least the company and the employees. Moreover, the transfer is subject to the approval of the US Bankruptcy Court.

B.       Guarantees for due governance

Since the Judgment of the Commercial Court of Ypres of January 5, 2001 granting a provisional suspension of payment to the company, it undertook several steps in order to break with the past implying a new and strong ethical climate.

In some cases this task was a significant challenge due to the lack of example function in the past of the company. In order to send a clear and strong message to its employees, and being convinced that the vast majority thereof are hard working, dedicated and honest people, the company sent to all of them an internal note on February 20, 2001. A few short extracts thereof are quoted hereunder:

         "It is our strong desire to start to build the company again and to break with the past. Therefore it is essential to make the full clarity about the past. Since my nomination as CEO unknown elements out of the past of L&H were already brought into light at several times. [...]

         Some workers still believe that hiding information regarding the past of the company will work in its interests. They are wrong. All workers must unconditionally collaborate with the inspection and judicial authorities as well as with the management. How can you contribute? By taking contact directly with the Audit Committee or the General Counsel if you are aware of previous irresponsible transactions or transactions that are not consistent with the general ethical principles of business. The management will no longer accept that individuals do not collaborate in this request for clarity. Failing to collaborate can give rise to sanctions and even to dismissal. [...]

         The purpose hereof is not to cause trouble to the company or to individuals nor is it the purpose to make every fault of the past public merely for transparency reasons."

This note has a strong symbolic value because it was made clear to ALL employees that from that day LHSP wished definitely to break with the past in a serene but resolute way. LHSP made it clear to its employees that the management did not intend to send sensational stories to the press but tried to obtain the full clarity on the past since this was the only solution to form a solid basis for the recovery of the company. According to the management, the employees reacted in general positively to this communication so that the company received, except in a few cases, the collaboration of every member of its personnel. As soon as a lack of collaboration was established, the company decided to put an end to the labor contract of those employees, in some cases even with immediate effect.

A number of drastic measures had to taken be against members of the former management:

         - In accordance with the provisional and oral conclusions of the Audit Committee, the Board of Directors advised to Mr. Pol Hauspie and Mr. Nico Willaert to resign as Managing Directors of the company, where after they only occupied a non-executive mandate as administrators. Subsequently, on November 22, 2000, after the presentation of the definitive report, they were asked to resign as Director of the company. A second meeting of the Board of Directors held on the same day deliberated on their severance pay and decided to pay them each US$ 1,500,000 million spread over the next three years.

                  At present the company is unable for legal reasons, and unwilling, to execute this decision of the Board of Directors so that no payment has up as yet been made to them.

         - Mr. Bastiaens did also resign on request of the Board of Directors held on November 22, 2000. Negotiations for severance indemnity were started in August 2000 and concluded on November 28, 2000 in the form of a consultancy agreement of a duration of minimum three years. At present, the company is unable, for legal reasons, and unwilling to execute this agreement. Mr. Bastiaens has been paid since his departure in July 2000 until the nomination of Mr. Bodson as CEO mid-January 2001. Since then, no payment has been made to Mr. Bastiaens.

         - In accordance with the provisional and oral conclusions of the Audit Committee, the Board of Directors advised to Mr. Jo Lernout to resign as Managing Director of the company. However, he was nominated as Vice-President and member of the Executive Committee of which Mr. Pieper and Duerden were the other members. Due to a number of disagreements, this Committee however never worked optimally. Subsequently, M. Lernout presented voluntarily his resignation as Vice-President and Director of the Company on January 16, 2001. Initially it was intended to keep Mr. Lernout working as Chief Technology Officer of the company but the company decided, on the basis of a number of elements that were made public in the course of January 2001, not to offer any labor agreement to Mr. Lernout. Mr. Lernout did not receive any further payment from the company after having received his salary for the month of January.

         - After her resignation that took place simultaneously with that of Mr. Bastiaens, the Managing Director of the company promised orally to Mrs. Ellen Spooren to execute a labor agreement of a minimum term of three years. This agreement was finally signed on November 28, 2000. At present, the company is unable, for legal reasons, and unwilling to execute this agreement. Since then, no payment has been made to Mrs. Spooren.

         - In accordance with the provisional and oral conclusions of the Audit Committee, the Board of Directors advised to Mr. Carl Dammekens to resign as Chief Financial Officer of the company. He stayed on as employee in order to help the management of the company for transactions that required a detailed knowledge of the past. Despite the numerous requests sent to him Mr. Dammekens was reluctant to cooperate unconditionally with the SEC and the judicial authorities, including his voluntary testimony before the SEC during the visit to Belgium that will be organized within a near future. The labor agreement between Mr. Dammekens and the company was terminated immediately thereafter for cause on April 9, 2001.

The company offers, besides a break with the past, the guarantee of a due governance through the replacement and the reinforcement of the management. Since January 16, 2001 the company recruited a new Chief Executive Officer, a new General Counsel for legal affairs and a new Chief Financial Officer. Some persons from the staff were also asked to leave the company and were replaced by new collaborators as far as possible.

The Board of Directors is currently exclusively composed of independent Directors, with the exception of Mr. Bodson who is also part of the management team. This implies that none of the current Directors is still representing one or more shareholders. The Board was also reinforced through the cooptation of Viscount Davignon on May 10, 2001.

Finally, it is expected that all rights entitling some shareholders in particular to nominate one or more Directors will be removed from the Bylaws of the company at the first coming Shareholders meeting that will be held on June 29, 2001. This proposal is already supported by each of the shareholders who currently still possess this right: L&H Holdings, GIMV N.V. and Microsoft Corporation for the nomination of respectively 9, 1 and 1 Directors. The reduction of the maximum number of Directors from 17 to 9 will also be proposed.

A number of very specific recommendations arising out of the Bryan Cave report, such as recommendations relating to the requirements of full transparency and requirements of identification of business partners, the internal control system, reports by the subsidiaries, power of signature, internal behavior rules, recruitment of a CFO with US qualification of Chartered Public Accountant
(CPA) were in the meantime either executed or started.

Considering the aforementioned executed and planned measures, the company is convinced that it hereby fulfils the necessary guarantees for due governance.

C.         Measures aimed at satisfying the creditors

           Introduction

The list of the claims verified by the commissioners was submitted to the Commercial Court of Ypres on March 7, 2001.

The disputed claims were discussed at the hearing of the Commercial Court of Ypres of March 19, 2001 which rendered its judgments in this respect on April 17, 2001.

LHSP has seen to it that the current payment plan is drafted in accordance with the rules of public order and the principles and provisions of the Judicial Composition Act and the US Bankruptcy Code. In accordance with Article 29,
Section 3, second paragraph, of the Act and the US Bankruptcy Code, the plan provides for a differentiated settlement of certain categories of claims. A separate repayment plan has been drafted in respect of each class of creditors. Each class has been determined in function of objective criteria as set forth by the Belgian Judicial Composition Act and the US Bankruptcy Code or in accordance with the spirit and the objectives of the Act and the Code.

This plan covers all claims towards LHSP, existing or based on facts prior to January 5, 2001.

The measures aimed at satisfying the creditors cover:

         -        admitted claims or claims to be admitted according to Belgian
                  Law;

         -        claims admitted or to be admitted according to US law

it being understood that unsecured claims in both jurisdictions will be reduced to the lowest priority and the lower amount admissible in one of both jurisdictions.

         1. Preferential Creditors as referred to in Article 30 of the Judicial Composition Act

         (1)      Claims in such class

                  a) Unpaid sellers benefitting from a clause suspending the transfer of property until payment of the full price.

                           No payment will be made to the Sellers who have reclaimed the movables on the basis of a clause of retention of title to the extent that these movables were / will be returned to them (see also infra sub G.)

                  b)       Creditors benefitting from rights under a mortgage

                  c)       Creditors benefitting from rights under a pledge

                           Artesia Banking Corporation N.V. (claim No. 156) alleges to have a pledge on the business of LSHP to guarantee the payment of a principal amount
                           1.004.250.000 BEF, + three years of interest + an amount equal to 10% of the principal amount for various costs.

                           LHSP disputes the validity / applicability of the pledge on the business and a procedure has been initiated to obtain a judgment by the Court in this respect.

                           In the event the pledge on the business of Artesia is declared valid and applicable by a judgment against which no further appeal is available, then the debt owed to Artesia for the guaranteed amount will, in accordance with article 30 of the Act, (for the amount which will be determined by such judgment), be paid over a period of 18 months and the interests will be paid at the contractual interest rate.

                  d)       Creditors benefitting from a special privilege

                  e)       Fiscal administration

                           LHSP has a number of debts towards the tax authorities

                           In accordance with the applicable legal provisions, LHSP will ask to obtain a waiver from payment of interests, any applicable increases as well as fines.

                           These debts will be paid over a period of 18 months in accordance with Article 30, Section 1 of the Judicial Composition Act. If no waiver of payment of the interest can be obtained, then the interest at the applicable legal interest rate will be paid in conformity with the aforementioned provision.

                  (2)      Distribution on Account of Preferential Creditors

                  Unless otherwise provided under (1) hereabove, the claims of the Preferential Creditors in this class will be paid in full for the guaranteed / privileged amount within a period of 18 months (as of the first day of the period of definitive suspension) and the interests will be paid at the legal, or, as the case may be, the contractual interest rate.

                  Under contractual interest rate one must understand the normal interest rate with exclusion of possible default interest rate.

         2. Prepetition General Unsecured or General Privileged Claims of Euro 25,000.00 or Less or Prepetition General Unsecured or General Privileged Claims Voluntarily Reduced to that amount ("Convenience Class Claims")

                  Each holder of an allowed or non disputed general unsecured or general privileged claim of up to Euro 25,000.00, or which has been voluntarily reduced to Euro 25,000.00, will receive a cash payment of up to 75% of the allowed amount of such claim within 30 days following the date referred to sub E.2 in full satisfaction of such claim provided, however, that the total amount of cash to be distributed to the holders of claims in this class shall not exceed Euro 1,500,000.

                  Holders of a claim, as meant here above, that exceeds 25,000.00 Euro must notify LHSP on or before June 30, 2001 if they are willing to voluntarily reduce their claim to 25,000.00 Euro in order to be treated under this section.

                  According to the claims currently allowed by the Commercial Court of Ypres (with the exception of the claims provisionally accepted for 1 Euro), 170 creditors fall under this category, for a total amount of 866.255,57 Euro (see list annex 2).

                  Claims referred to under sections 3, 4 and 5 will not be included within this class and will be treated exclusively under sections 3, 4 and 5 respectively.

                  The amounts of the claims will be determined and the payments will be made excluding interests and (liquidated) damages.

         3.       Prepetition General Unsecured and General Privileged Claims

                  (1)      Claims in Such Class.

                           All prepetition general unsecured claims and claims benefiting from a general privilege, other than those claims receiving treatment under Section 2 hereof, will be placed in a single class. These claims include the prepetition claims of the banks under the prepetition revolving credit facility of May 2, 2000 (without prejudice to possible securities or privileges as referred to under II.C.1.), and the non-securities fraud claims (as far as it is or will be ascertained that they are unsecured or benefit from a general privilege), with the exception of claims mentioned under Section 5 hereunder.

                           Are also being treated in this category all intercompany claims, trade debts, and in general all debts with regard to general unsecured and general privileged creditors with the exception of debts with regard to bondholders as meant in Section 4 hereunder.

                  (2) Distributions on Account of General Unsecured and General Privileged Claims.

                           Holders of allowed General Unsecured and General Privileged Claims shall receive, for the principal amount of these claims, a pro rata distribution of 93% of the Available Cash (as defined in Section E herein).

                  (3) Limitation on Amount of Distributions to Holders of Allowed General Unsecured and General Privileged Claims .

                           Holders of Prepetition General Unsecured Claims shall not receive any distributions after they have received 100% repayment of the principal amount of their claim.

                           On May 2, 2000 Dictaphone Corporation has given a limited guarantee (as modified on November 8, 2000) in favor of the Banks to the Revolving Credit Facility. Any recoveries by the Banks in execution of the guaranty given by Dictaphone Corporation shall be included in determining whether the Banks have received 100% repayment of the principal amount of their claims.

                           If the holders of Prepetition General Unsecured Claims have received 100% repayment of the principal amount of their Prepetition General Unsecured Claims, all further distributions shall be distributed as follows:

                           (i)      93% shall be distributed to holders
                                    mentioned under section 4

                           (ii) 3,5% shall be distributed to holders mentioned under section 5

                           (iii)    3,5% shall be retained by LHSP.

         4. Bondholders, Preferred Income Equity Redeemable Trust Securities (PIERS) and Convertible Subordinated Notes

                  (1)      Claims in such class

                           All claims of the bondholders of (i) Piers relating to the LHSP 4.75% convertible subordinated debentures and (ii) LHSP's 8% Convertible Subordinated Notes.

                  (2) Distribution on Account of Piers and Convertible Subordinated Notes Claims

                           Holders of Piers claims and Convertible Subordinated Notes claims shall receive a pro rata distribution of 4%, based upon the principal amount outstanding on such instruments of the Available Cash (as defined in Section E herein).

         5. Claims for supposed fraud during the sale / emission of shares and securities

                  (1)      Claims in Such Class.

                           All claims and causes of action against LHSP arising from rescission of a purchase, sale or issue of stock, warrants, options or other securities of LHSP or an affiliate (as defined in section 101(2) of the Bankruptcy Code), for damages arising from the purchase or sale of such a security, or for reimbursement or contribution allowed under section 502 of the Bankruptcy Code on account of such claim. All claims for damages including claims of actual or former holders of stock, warrants, options and other securities of LHSP for misrepresentation, false annual accounts, fraud, violation of securities law, company law and other similar claims. LHSP believes that such claims include without limitation the claims for damages or rescission arising out of the purchase of LHSP stock like the claims asserted by Stonington Management and its affiliates, James and Janet Baker and Seagate Technologies, or similar types of claims.

                           This class specifically excludes the shareholders or holders of warrants, options, and any other security who have no claim as meant in this class.

                  (2)      Distributions on Account of Securities Claims .

                           Holders of Securities Claims shall receive a pro rata distribution of 1.5% of the Available Cash (as defined in Section E herein).

D.       This chapter is intentionally deleted

E.       Means of implementation

         1.       Distribution of Proceeds

         LHSP shall make distributions, as provided under the Plan, from the net proceeds it obtains (i) from the sale / transfer / contribution of activities and assets and (ii) from the payments resulting from causes of action against third parties.

         Causes of action against third parties include, without limitation, the claims for damages against responsible third parties, claims on insurance companies by virtue of insurance policies entered into by LHSP to cover the responsibility of directors and managers, and the company, and other similar claims.

         To the extent that LHSP receives shares as consideration for a contribution, LHSP shall endeavor to distribute such shares amongst the creditors of categories 3, 4 and 5 in accordance with the distribution scheme contemplated herein it being understood that the rounds up or rounds down will be made necessary for the distribution of the shares.

         LHSP shall retain 1.5% of each distribution of Available Cash, which retained cash (the "Retained Cash") (i) shall be placed in a segregated account and (ii) shall not be included in any further calculation of Available Cash.

         For purposes of the Plan, "Available Cash" means, at any time, the cash held by LHSP including the net proceeds from any sale / transfer / contribution of activities and assets and the liquidation of any causes of action, but excluding any Retained Cash, minus (i) the amount of cash necessary to satisfy or reserve for all allowed administrative expenses (amongst others obligations towards the personnel and the management), priority claims (amongst others claims during the period of provisional suspension or definitive suspension), claims of Preferential Creditors as mentioned sub II.C.1., claims of Creditors mentioned sub II.C.2., and the cash held in any disputed claims reserve, and (ii) the amount of cash determined from time to time by LHSP to be necessary to fund adequately the administration of the Plan, including its pursuit of causes of action against third parties.

         LHSP intends, if legally possible (which is being examined), to assign claims against third parties to a limited company or trust which will, under control of the creditors, prosecute the causes of action. Such assignment will have no effect on the distributions to the creditors as specified in this plan.

         2.       Start of distributions

                  Distributions will be made after the approval of the plan by the US Bankruptcy Court (expected before September 15, 2001) and as soon as there is Available Cash. Without prejudice to the treatment of preferential creditors as exposed under II.C.1. herein, the distributions will run over a maximum period of 24 months.

                  To the extent that the U.S. Bankruptcy Court does not confirm the Plan, LHSP shall apply to the Ypres Commercial Court to modify the Belgian Plan according to Article 38 of the of the Judicial Composition Act to address the issues hindering confirmation of the Plan by the U.S. Bankruptcy Court.

F.       Financing needed to continue the activities

LHSP has concluded at the end of February 2000 a contract of bridge financing ("debtor-in-possession") with Ableco Finance, a company part of the American Cerberus group, specialised in this type of financing. The credit facility concerns an amount of 60.000.000 US$ with a maximum term of 13 months.

In principle, this credit facility should be sufficient to bridge the period until the transfer of the activities and assets as specified in point II.A.

G.       Unpaid movables which can / or cannot be reclaimed

Pursuant to art. 29, Section 3, third paragraph, Judicial Composition Act, the plan must list the movables which can be reclaimed on the basis of a clause of retention of title (see also category 1 a) under Chapter C).

In schedule 3 the creditors are specified to whom movable goods have been or will be restituted

H.       Consequences of the implementation of the plan

Following the complete execution of the plan, as may be amended in accordance with the law, LHSP shall completely and definitively be released of all claims whether filed or not to which in this plan is referred to.

III.     Compliance with legal formalities

The list of claims has been verified by the commissioners and the counsel for LHSP with the clerk of the Court on March 7, 2001.

At the hearing of March 19, 2001 the Court discussed the disputed claims and the Commercial Court of Ypres issued its judgments in this respect on April 17, 2001.

The current plan takes into account the claims which have been submitted and accepted as well as the claims which have been admitted on a provisional basis in accordance with Article 27, Section 3 of the Judicial Composition Act.

The plan is submitted with the clerk and, in accordance with Article 32 of the Act, the clerk has timely informed the creditors who have submitted their claims of the fact that they can consult the plan at the clerk's office.

Done at Ypres, on May, 21th 2001.

For LHSP,

On behalf of the Board of Directors
Philippe Bodson
President of the Board of Directors / Chief Executive Officer
Empowered hereto by Decision of May 17, 2001

                                    Exhibits


1. Non-audited consolidated results of LHSP for the first quarter of 2001; the non consolidated results of LHSP N.V. are shown in the first column;

2.       List of the claims filed in the concordat procedure;

3. List of movables which are returned to the creditors who asserted retention of title;

4.       Simplified overview of the distributions to the creditors.

LERNOUT & HAUSPIE
BALANCE SHEETS
AS OF MARCH 31, 2001

Unaudited schedules prepared by management for discussions purposes only Confidential


                                                                                                              L&H HOLDINGS
                                                                         DICTAPHONE                         USA, INC. (DRAGON
                                                       L&H NV            CORPORATION        L&H USA          SYSTEMS, INC.)
----------------------------------------------------------------------------------------------------------------------------
     Description                                       Mar 31             Mar 31           Mar 31             Mar 31
----------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
----------------------------------------------------------------------------------------------------------------------------
     Cash                                                 7,998,215        17,712,000        1,326,662           11,177,249
----------------------------------------------------------------------------------------------------------------------------
     Deposits                                                63,648                --
----------------------------------------------------------------------------------------------------------------------------
     Marketable securities                                       --                --
----------------------------------------------------------------------------------------------------------------------------
     Accounts receivable                                 37,289,998        74,537,000        3,229,727            6,548,902
----------------------------------------------------------------------------------------------------------------------------
     Allowance for doubtful accounts                    (29,727,564)      (18,777,000)      (1,715,750)
----------------------------------------------------------------------------------------------------------------------------
     Due from parent                                                               --       42,738,764
----------------------------------------------------------------------------------------------------------------------------
     Due from affiliates                                336,509,032        27,068,000       35,989,518            3,556,823
----------------------------------------------------------------------------------------------------------------------------
          Due from affiliates excluded
----------------------------------------------------------------------------------------------------------------------------
     Investment in Subsidiaries                       1,578,425,647
----------------------------------------------------------------------------------------------------------------------------
     Inventories                                                 --         7,874,000          264,291            1,350,622
----------------------------------------------------------------------------------------------------------------------------
     Prepaid expense. and other curr. ass.                       --        43,564,000        2,699,489              422,673
----------------------------------------------------------------------------------------------------------------------------
          Total current assets                        1,930,558,976       151,978,000       84,532,702           23,056,269
----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------------------------------
     Deferred tax assets                                         --                --           64,299
----------------------------------------------------------------------------------------------------------------------------
     Property and equipment                              10,030,728        26,510,000        3,734,989            1,406,712
----------------------------------------------------------------------------------------------------------------------------
     Equipment under capital lease                               --         3,327,000          957,132
----------------------------------------------------------------------------------------------------------------------------
     Investments                                                                   --           10,000
----------------------------------------------------------------------------------------------------------------------------
     Intangibles, net                                   112,057,026       760,086,000                           378,532,000
----------------------------------------------------------------------------------------------------------------------------
     Software development costs, net                     31,420,682         3,775,000
----------------------------------------------------------------------------------------------------------------------------
     Other non-current assets                                               2,223,000               --                   --
----------------------------------------------------------------------------------------------------------------------------
          Total other assets                            153,508,436       795,921,000        4,766,421          379,938,712
----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                          2,084,067,412       947,899,000       89,299,123          402,994,981
============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES
----------------------------------------------------------------------------------------------------------------------------
     Current portion of long-term debt                 (253,476,336)       (1,054,000)        (277,046)
----------------------------------------------------------------------------------------------------------------------------
     LT debt, less current portion,
----------------------------------------------------------------------------------------------------------------------------
        reclassified as current                        (292,553,914)     (214,298,000)        (625,682)                  --
----------------------------------------------------------------------------------------------------------------------------
     Notes payable                                               --                --
----------------------------------------------------------------------------------------------------------------------------
     Accounts payable                                   (61,980,109)       (9,461,000)      (2,016,583)            (711,388)
----------------------------------------------------------------------------------------------------------------------------
     Accrued  expenses                                  (29,424,760)      (11,955,329)        (671,738)         (11,908,279)
----------------------------------------------------------------------------------------------------------------------------
     Restructuring Accrual                               (6,667,000)       (3,608,671)                           (6,966,000)
----------------------------------------------------------------------------------------------------------------------------
     Other current liabilities                                   --       (15,559,000)                                   --
----------------------------------------------------------------------------------------------------------------------------
     Deferred revenue                                    (1,724,601)      (58,268,000)        (810,671)            (270,894)
----------------------------------------------------------------------------------------------------------------------------
     Due to parent                                               --      (176,000,000)     (76,624,981)         (10,164,919)
----------------------------------------------------------------------------------------------------------------------------
     Due to affiliates                                           --       (22,824,000)     (19,390,380)          (9,384,541)
----------------------------------------------------------------------------------------------------------------------------
          Due to affiliates excluded
----------------------------------------------------------------------------------------------------------------------------
          Total current liabilities                    (645,826,720)     (513,028,000)    (100,417,081)         (39,406,021)
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE IN CURRENT
  LIABILITIES (excluding intercoy)

     Liabilities subject to compromise                 (562,136,000)     (203,258,000)                           (5,281,000)

SHAREHOLDERS' EQUITY
----------------------------------------------------------------------------------------------------------------------------
     Preferred stock                                                               --          (70,000)                  --
----------------------------------------------------------------------------------------------------------------------------
     Common stock                                       (95,977,000)           (1,000)         (15,022)          (1,214,946)
----------------------------------------------------------------------------------------------------------------------------
     Additional paid in capital                      (1,585,855,000)     (593,444,000)     (20,354,049)        (439,869,509)
----------------------------------------------------------------------------------------------------------------------------
     Calculated opening reserves
----------------------------------------------------------------------------------------------------------------------------
     Opening retained earnings                          240,270,728       130,636,000       25,286,073           67,204,603
----------------------------------------------------------------------------------------------------------------------------
     (Profit) / Loss for the period                      26,868,402        25,795,000        3,162,631           10,065,878
----------------------------------------------------------------------------------------------------------------------------
     Cumulative currency translation adj.               (23,528,178)        2,143,000                               225,014
----------------------------------------------------------------------------------------------------------------------------
     Other equity                                           (19,644)               --        3,108,325                   --
----------------------------------------------------------------------------------------------------------------------------
          Total shareholders' equity                 (1,438,240,692)     (434,871,000)      11,117,958         (363,588,960)
----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY                           (2,084,067,412)     (947,899,000)     (89,299,123)        (402,994,981)
============================================================================================================================

                                                  L&H APPLICATIONS     L&H MEDICAL        L&H MEDICAL      LONESTAR MEDICAL
                                                   USA (INCLUDING        SOLUTIONS       TRANSCRIPTION       TRANSCRIPTION
                                                  GLOBALINK & KESI)     HOLDINGUSA      USA (OMNI-MED)        USA (E-DOCS)
------------------------------------------------------------------------------------------------------------------------------
     Description                                       Mar 31             Mar 31             Mar 31              Mar 31
------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
------------------------------------------------------------------------------------------------------------------------------
     Cash                                                    410,591               --             357,484             830,158
------------------------------------------------------------------------------------------------------------------------------
     Deposits                                                     --                6                  --                  --
------------------------------------------------------------------------------------------------------------------------------
     Marketable securities                                        --               --                  --                  --
------------------------------------------------------------------------------------------------------------------------------
     Accounts receivable                                   9,669,459               --           2,750,900           1,509,440
------------------------------------------------------------------------------------------------------------------------------
     Allowance for doubtful accounts                      (1,551,504)              --            (109,779)           (319,347)
------------------------------------------------------------------------------------------------------------------------------
     Due from parent                                      67,030,157            1,000                  --               1,000
------------------------------------------------------------------------------------------------------------------------------
     Due from affiliates                                  11,161,219       73,564,246           2,129,706           2,009,976
------------------------------------------------------------------------------------------------------------------------------
          Due from affiliates excluded
------------------------------------------------------------------------------------------------------------------------------
     Investment in Subsidiaries
------------------------------------------------------------------------------------------------------------------------------
     Inventories                                             562,430               --             122,754                  --
------------------------------------------------------------------------------------------------------------------------------
     Prepaid expense. and other curr. ass.                   644,128               --             182,123             313,153
------------------------------------------------------------------------------------------------------------------------------
          Total current assets                            87,926,480       73,565,252           5,433,187           4,344,380
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------------------------------------------
     Deferred tax assets                                          --               --                  --                  --
------------------------------------------------------------------------------------------------------------------------------
     Property and equipment                                2,738,534               --           1,399,104           1,542,013
------------------------------------------------------------------------------------------------------------------------------
     Equipment under capital lease                            14,130               --                  --              32,717
------------------------------------------------------------------------------------------------------------------------------
     Investments                                                  --               --                  --                  --
------------------------------------------------------------------------------------------------------------------------------
     Intangibles, net                                        582,021               --          26,698,986          13,172,913
------------------------------------------------------------------------------------------------------------------------------
     Software development costs, net                       2,066,569               --                  --                  --
------------------------------------------------------------------------------------------------------------------------------
     Other non-current assets                                400,135               --                  --                  --
------------------------------------------------------------------------------------------------------------------------------
          Total other assets                               5,801,389               --          28,098,090          14,747,643
------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                              93,727,869       73,565,252          33,531,277          19,092,023
==============================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES
------------------------------------------------------------------------------------------------------------------------------
     Current portion of long-term debt                       (10,560)              --                  --             (11,423)
------------------------------------------------------------------------------------------------------------------------------
     LT debt, less current portion,
------------------------------------------------------------------------------------------------------------------------------
        reclassified as current                           (2,222,752)              --                  --             (12,761)
------------------------------------------------------------------------------------------------------------------------------
     Notes payable                                           (20,000)              --                  --                  --
------------------------------------------------------------------------------------------------------------------------------
     Accounts payable                                     (3,165,553)              --             (43,733)           (385,835)
------------------------------------------------------------------------------------------------------------------------------
     Accrued  expenses                                    (7,190,184)              --            (646,959)           (813,367)
------------------------------------------------------------------------------------------------------------------------------
     Restructuring Accrual
------------------------------------------------------------------------------------------------------------------------------
     Other current liabilities                                    --               --          (2,041,197)                 --
------------------------------------------------------------------------------------------------------------------------------
     Deferred revenue                                     (9,811,226)              --                  --                  --
------------------------------------------------------------------------------------------------------------------------------
     Due to parent                                       (97,150,560)     (73,221,319)           (217,718)           (161,626)
------------------------------------------------------------------------------------------------------------------------------
     Due to affiliates                                   (39,957,244)          (4,456)        (29,023,515)        (24,298,269)
------------------------------------------------------------------------------------------------------------------------------
          Due to affiliates excluded
------------------------------------------------------------------------------------------------------------------------------
          Total current liabilities                     (159,528,079)     (73,225,775)        (31,973,122)        (25,683,281)
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE IN CURRENT
  LIABILITIES (excluding intercoy)

     Liabilities subject to compromise

SHAREHOLDERS' EQUITY
------------------------------------------------------------------------------------------------------------------------------
     Preferred stock                                        (266,984)              --                  --                  --
------------------------------------------------------------------------------------------------------------------------------
     Common stock                                           (199,475)          (1,000)             (1,000)             (1,000)
------------------------------------------------------------------------------------------------------------------------------
     Additional paid in capital                          (93,692,022)              --                  --                  --
------------------------------------------------------------------------------------------------------------------------------
     Calculated opening reserves
------------------------------------------------------------------------------------------------------------------------------
     Opening retained earnings                           155,932,904         (338,477)         (1,410,367)          5,605,713
------------------------------------------------------------------------------------------------------------------------------
     (Profit) / Loss for the period                        4,108,142               --            (146,788)            863,784
------------------------------------------------------------------------------------------------------------------------------
     Cumulative currency translation adj.                         --               --                  --             122,761
------------------------------------------------------------------------------------------------------------------------------
     Other equity                                            (82,355)                                  --                  --
------------------------------------------------------------------------------------------------------------------------------
          Total shareholders' equity                      65,800,210         (339,477)         (1,558,155)          6,591,258
------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY                               (93,727,869)     (73,565,252)        (33,531,277)        (19,092,023)
==============================================================================================================================

                                                    L&H MEDICAL
                                                   TRANSCRIPTION          L&H             OTHER
                                                   SERVICES, INC.      LINGUISTICS      COMPANIES        SUB TOTAL
------------------------------------------------------------------------------------------------------------------------
     Description                                       Mar 31            Mar 31           Mar 31           Mar 31
------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
------------------------------------------------------------------------------------------------------------------------
     Cash                                                  (103,663)         438,041       1,066,841         41,213,578
------------------------------------------------------------------------------------------------------------------------
     Deposits                                                    --                          557,484            621,138
------------------------------------------------------------------------------------------------------------------------
     Marketable securities                                       --                               --                 --
------------------------------------------------------------------------------------------------------------------------
     Accounts receivable                                  2,839,012          445,500       3,972,434        142,792,372
------------------------------------------------------------------------------------------------------------------------
     Allowance for doubtful accounts                       (744,204)        (132,500)         (1,976)       (53,079,624)
------------------------------------------------------------------------------------------------------------------------
     Due from parent                                             --       11,714,735      79,287,120        200,772,776
------------------------------------------------------------------------------------------------------------------------
     Due from affiliates                                  2,268,039       11,361,830     193,410,075        699,028,463
------------------------------------------------------------------------------------------------------------------------
          Due from affiliates excluded                                                                               --
------------------------------------------------------------------------------------------------------------------------
     Investment in Subsidiaries                                                                           1,578,425,647
------------------------------------------------------------------------------------------------------------------------
     Inventories                                                 --                           95,202         10,269,299
------------------------------------------------------------------------------------------------------------------------
     Prepaid expense. and other curr. ass.                   88,791           11,350         262,868         48,188,575
------------------------------------------------------------------------------------------------------------------------
          Total current assets                            4,347,975       23,838,956     278,650,048      2,668,232,225
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------------------------------------
     Deferred tax assets                                         --                               --             64,299
------------------------------------------------------------------------------------------------------------------------
     Property and equipment                               1,680,823          246,238       1,168,748         50,457,889
------------------------------------------------------------------------------------------------------------------------
     Equipment under capital lease                               --                               --          4,330,980
------------------------------------------------------------------------------------------------------------------------
     Investments                                                 --                        1,108,355          1,118,355
------------------------------------------------------------------------------------------------------------------------
     Intangibles, net                                    22,313,383                          516,515      1,313,958,843
------------------------------------------------------------------------------------------------------------------------
     Software development costs, net                             --                               --         37,262,251
------------------------------------------------------------------------------------------------------------------------
     Other non-current assets                                29,342                          393,910          3,046,387
------------------------------------------------------------------------------------------------------------------------
          Total other assets                             24,023,548          246,238       3,187,528      1,410,239,004
------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                             28,371,523       24,085,193     281,837,576      4,078,471,229
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES
------------------------------------------------------------------------------------------------------------------------
     Current portion of long-term debt                           --                         (356,564)      (255,185,929)
------------------------------------------------------------------------------------------------------------------------
     LT debt, less current portion,                                                                                  --
------------------------------------------------------------------------------------------------------------------------
        reclassified as current                                  --               --      (7,320,011)      (517,033,120)
------------------------------------------------------------------------------------------------------------------------
     Notes payable                                               --                               --            (20,000)
------------------------------------------------------------------------------------------------------------------------
     Accounts payable                                      (211,197)        (252,097)       (940,704)       (79,168,200)
------------------------------------------------------------------------------------------------------------------------
     Accrued  expenses                                   (1,946,628)        (428,958)     (1,672,392)       (66,658,594)
------------------------------------------------------------------------------------------------------------------------
     Restructuring Accrual                                                                                  (17,241,671)
------------------------------------------------------------------------------------------------------------------------
     Other current liabilities                                   --                               --        (17,600,197)
------------------------------------------------------------------------------------------------------------------------
     Deferred revenue                                            --          (91,231)             --        (70,976,624)
------------------------------------------------------------------------------------------------------------------------
     Due to parent                                               --      (21,337,309)     (1,456,597)      (456,335,029)
------------------------------------------------------------------------------------------------------------------------
     Due to affiliates                                  (27,479,745)      (1,013,853)     (2,442,502)      (175,818,505)
------------------------------------------------------------------------------------------------------------------------
          Due to affiliates excluded
------------------------------------------------------------------------------------------------------------------------
          Total current liabilities                     (29,637,570)     (23,123,448)    (14,188,770)    (1,656,037,867)
------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE IN CURRENT
  LIABILITIES (excluding intercoy)
------------------------------------------------------------------------------------------------------------------------
                                                                                                    --------------------
     Liabilities subject to compromise                                                            --       (770,675,000)
                                                                                    ------------------------------------
SHAREHOLDERS' EQUITY
------------------------------------------------------------------------------------------------------------------------
     Preferred stock                                             --               --      (2,413,112)        (2,750,096)
------------------------------------------------------------------------------------------------------------------------
     Common stock                                                --               --    (243,517,597)      (340,928,040)
------------------------------------------------------------------------------------------------------------------------
     Additional paid in capital                                  --               --      (6,925,008)    (2,740,139,588)
------------------------------------------------------------------------------------------------------------------------
     Calculated opening reserves                                                                                     --
------------------------------------------------------------------------------------------------------------------------
     Opening retained earnings                              903,208         (746,066)    (15,416,601)       607,927,718
------------------------------------------------------------------------------------------------------------------------
     (Profit) / Loss for the period                         362,839         (215,679)        368,321         71,232,530
------------------------------------------------------------------------------------------------------------------------
     Cumulative currency translation adj.                        --               --           3,802        (21,033,602)
------------------------------------------------------------------------------------------------------------------------
     Other equity                                                --               --         251,390          3,257,716
------------------------------------------------------------------------------------------------------------------------
          Total shareholders' equity                      1,266,047         (961,745)   (267,648,806)    (2,422,433,362)
------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY                              (28,371,523)     (24,085,193)   (281,837,576)    (4,078,471,229)
========================================================================================================================

                                                    INTERCOMPANY
                                                      ELIMINATION        ELIMINATION           EQUITY
                                                        ENTRIES           OF EQUITY       RECLASSIFICATIONS        TOTAL
-----------------------------------------------------------------------------------------------------------------------------
     Description                                                                                                Mar 31
-----------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------------------
     Cash                                                                                                         41,213,578
-----------------------------------------------------------------------------------------------------------------------------
     Deposits                                                                                                        621,138
-----------------------------------------------------------------------------------------------------------------------------
     Marketable securities                                                                                                --
-----------------------------------------------------------------------------------------------------------------------------
     Accounts receivable                                                                                         142,792,372
-----------------------------------------------------------------------------------------------------------------------------
     Allowance for doubtful accounts                                                                             (53,079,624)
-----------------------------------------------------------------------------------------------------------------------------
     Due from parent                                 (200,772,776)                                                         0
-----------------------------------------------------------------------------------------------------------------------------
     Due from affiliates                             (699,028,463)                                                         0
-----------------------------------------------------------------------------------------------------------------------------
          Due from affiliates excluded                 11,588,279                                                 11,588,279
-----------------------------------------------------------------------------------------------------------------------------
     Investment in Subsidiaries                                        (1,459,084,955)                           119,340,692
-----------------------------------------------------------------------------------------------------------------------------
     Inventories                                                                                                  10,269,299
-----------------------------------------------------------------------------------------------------------------------------
     Prepaid expense. and other curr. ass.                                                                        48,188,575
-----------------------------------------------------------------------------------------------------------------------------
          Total current assets                       (888,212,960)     (1,459,084,955)                 --        320,934,310
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------------------------
     Deferred tax assets                                                                                              64,299
-----------------------------------------------------------------------------------------------------------------------------
     Property and equipment                                                                                       50,457,889
-----------------------------------------------------------------------------------------------------------------------------
     Equipment under capital lease                                                                                 4,330,980
-----------------------------------------------------------------------------------------------------------------------------
     Investments                                                                                                   1,118,355
-----------------------------------------------------------------------------------------------------------------------------
     Intangibles, net                                                                                          1,313,958,843
-----------------------------------------------------------------------------------------------------------------------------
     Software development costs, net                                                                              37,262,251
-----------------------------------------------------------------------------------------------------------------------------
     Other non-current assets                                                                                      3,046,387
-----------------------------------------------------------------------------------------------------------------------------
          Total other assets                                   --                  --                  --      1,410,239,004
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                         (888,212,960)     (1,459,084,955)                 --      1,731,173,314
=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
     Current portion of long-term debt                                                                          (255,185,929)
-----------------------------------------------------------------------------------------------------------------------------
     LT debt, less current portion,                                                                                       --
-----------------------------------------------------------------------------------------------------------------------------
        reclassified as current                                                                                 (517,033,120)
-----------------------------------------------------------------------------------------------------------------------------
     Notes payable                                                                                                   (20,000)
-----------------------------------------------------------------------------------------------------------------------------
     Accounts payable                                                                                            (79,168,200)
-----------------------------------------------------------------------------------------------------------------------------
     Accrued  expenses                                                                                           (66,658,594)
-----------------------------------------------------------------------------------------------------------------------------
     Restructuring Accrual                                                                                       (17,241,671)
-----------------------------------------------------------------------------------------------------------------------------
     Other current liabilities                                                                                   (17,600,197)
-----------------------------------------------------------------------------------------------------------------------------
     Deferred revenue                                                                                            (70,976,624)
-----------------------------------------------------------------------------------------------------------------------------
     Due to parent                                    456,335,029                                                          0
-----------------------------------------------------------------------------------------------------------------------------
     Due to affiliates                                175,818,505                                                         --
-----------------------------------------------------------------------------------------------------------------------------
          Due to affiliates excluded                  (24,288,287)                                               (24,288,287)
-----------------------------------------------------------------------------------------------------------------------------
          Total current liabilities                   607,865,247                  --                  --     (1,048,172,620)
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE IN CURRENT
  LIABILITIES (excluding intercoy)
-----------------------------------------------------------------------------------------------------------------------------
                                               -------------------                                       --------------------
     Liabilities subject to compromise                                                                          (770,675,000)
                                               ------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY
-----------------------------------------------------------------------------------------------------------------------------
     Preferred stock                                                        2,750,096                                     --
-----------------------------------------------------------------------------------------------------------------------------
     Common stock                                                         244,951,040                            (95,977,000)
-----------------------------------------------------------------------------------------------------------------------------
     Additional paid in capital                                         1,159,589,488                         (1,580,550,100)
-----------------------------------------------------------------------------------------------------------------------------
     Calculated opening reserves                                           51,890,527         891,533,147        943,423,674
-----------------------------------------------------------------------------------------------------------------------------
     Opening retained earnings                        280,347,713                            (888,275,431)                --
-----------------------------------------------------------------------------------------------------------------------------
     (Profit) / Loss for the period                                           (96,196)                            71,136,334
-----------------------------------------------------------------------------------------------------------------------------
     Cumulative currency translation adj.                                                                        (21,033,602)
-----------------------------------------------------------------------------------------------------------------------------
     Other equity                                                                              (3,257,716)                --
-----------------------------------------------------------------------------------------------------------------------------
          Total shareholders' equity                  280,347,713       1,459,084,955                  --       (683,000,694)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY                            888,212,960       1,459,084,955                  --     (1,731,173,314)
=============================================================================================================================

LERNOUT & HAUSPIE
BALANCE SHEETS
AS OF MARCH 31, 2001
Unaudited schedules prepared by management for discussions purposes only Confidential
($000s)

                                                                                                       L&H HOLDINGS
                                                                         DICTAPHONE                 USA, INC. (DRAGON
                                                            L&H NV       CORPORATION     L&H USA       SYSTEMS, INC.)
---------------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                 MAR 31         MAR 31         MAR 31           MAR 31
----------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
----------------------------------------------------------------------------------------------------------------------
     Cash                                                       7,998        17,712        1,327              11,177
---------------------------------------------------------------------------------------------------------------------
     Deposits                                                      64            --           --                  --
---------------------------------------------------------------------------------------------------------------------
     Marketable securities                                         --            --           --                  --
---------------------------------------------------------------------------------------------------------------------
     Accounts receivable                                       37,290        74,537        3,230               6,549
---------------------------------------------------------------------------------------------------------------------
     Allowance for doubtful accounts                          (29,728)      (18,777)      (1,716)                 --
---------------------------------------------------------------------------------------------------------------------
     Due from parent                                               --            --       42,739                  --
---------------------------------------------------------------------------------------------------------------------
     Due from affiliates                                      336,509        27,068       35,990               3,557
---------------------------------------------------------------------------------------------------------------------
          Due from affiliates excluded                             --            --           --                  --
---------------------------------------------------------------------------------------------------------------------
     Investment in Subsidiaries                             1,578,426            --           --                  --
---------------------------------------------------------------------------------------------------------------------
     Inventories                                                   --         7,874          264               1,351
---------------------------------------------------------------------------------------------------------------------
     Prepaid expense. and other curr. ass.                         --        43,564        2,699                 423
---------------------------------------------------------------------------------------------------------------------
          TOTAL CURRENT ASSETS                              1,930,559       151,978       84,533              23,056
---------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------------------------------------------
     Deferred tax assets                                           --            --           64                  --
---------------------------------------------------------------------------------------------------------------------
     Property and equipment                                    10,031        26,510        3,735               1,407
---------------------------------------------------------------------------------------------------------------------
     Equipment under capital lease                                 --         3,327          957                  --
---------------------------------------------------------------------------------------------------------------------
     Investments                                                   --            --           10                  --
---------------------------------------------------------------------------------------------------------------------
     Intangibles, net                                         112,057       760,086           --             378,532
---------------------------------------------------------------------------------------------------------------------
     Software development costs, net                           31,421         3,775           --                  --
---------------------------------------------------------------------------------------------------------------------
     Other non-current assets                                      --         2,223           --                  --
---------------------------------------------------------------------------------------------------------------------
          TOTAL OTHER ASSETS                                  153,508       795,921        4,766             379,939
---------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                2,084,067       947,899       89,299             402,995
=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES
---------------------------------------------------------------------------------------------------------------------
     Current portion of long-term debt                       (253,476)       (1,054)        (277)                 --
---------------------------------------------------------------------------------------------------------------------
     LT debt, less current portion,                                --            --           --                  --
---------------------------------------------------------------------------------------------------------------------
        reclassified as current                              (292,554)     (214,298)        (626)                 --
---------------------------------------------------------------------------------------------------------------------
     Notes payable                                                 --            --           --                  --
---------------------------------------------------------------------------------------------------------------------
     Accounts payable                                         (61,980)       (9,461)      (2,017)               (711)
---------------------------------------------------------------------------------------------------------------------
     Accrued  expenses                                        (29,425)      (11,955)        (672)            (11,908)
---------------------------------------------------------------------------------------------------------------------
     Restructuring Accrual                                     (6,667)       (3,609)          --              (6,966)
---------------------------------------------------------------------------------------------------------------------
     Other current liabilities                                     --       (15,559)          --                  --
---------------------------------------------------------------------------------------------------------------------
     Deferred revenue                                          (1,725)      (58,268)        (811)               (271)
---------------------------------------------------------------------------------------------------------------------
     Due to parent                                                 --      (176,000)     (76,625)            (10,165)
---------------------------------------------------------------------------------------------------------------------
     Due to affiliates                                             --       (22,824)     (19,390)             (9,385)
---------------------------------------------------------------------------------------------------------------------
          Due to affiliates excluded                               --            --           --                  --
---------------------------------------------------------------------------------------------------------------------
          TOTAL CURRENT LIABILITIES                          (645,827)     (513,028)    (100,417)            (39,406)

---------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE INCLUDED WITHIN
  CURRENT LIABILITIES
---------------------------------------------------------------------------------------------------------------------
     Liabilities subject to compromise                       (562,136)     (203,258)          --              (5,281)
                                                      ---------------------------------------------------------------
SHAREHOLDERS' EQUITY
---------------------------------------------------------------------------------------------------------------------
     Preferred stock                                               --            --          (70)                 --
---------------------------------------------------------------------------------------------------------------------
     Common stock                                             (95,977)           (1)         (15)             (1,215)
---------------------------------------------------------------------------------------------------------------------
     Additional paid in capital                            (1,585,855)     (593,444)     (20,354)           (439,870)
---------------------------------------------------------------------------------------------------------------------
     Calculated opening reserves                                   --            --           --                  --
---------------------------------------------------------------------------------------------------------------------
     Opening retained earnings                                240,271       130,636       25,286              67,205
---------------------------------------------------------------------------------------------------------------------
     (Profit) / Loss for the period                            26,868        25,795        3,163              10,066
---------------------------------------------------------------------------------------------------------------------
     Cumulative currency translation adj.                     (23,528)        2,143           --                 225
---------------------------------------------------------------------------------------------------------------------
     Other equity                                                 (20)           --        3,108                  --
---------------------------------------------------------------------------------------------------------------------
          TOTAL SHAREHOLDERS' EQUITY                       (1,438,241)     (434,871)      11,118            (363,589)
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY                                 (2,084,067)     (947,899)     (89,299)           (402,995)
=====================================================================================================================

                                                              L&H APPLICATIONS    L&H MEDICAL       L&H MEDICAL     LONESTAR MEDICAL
                                                               USA (INCLUDING       SOLUTIONS       TRANSCRIPTION    TRANSCRIPTION
                                                              GLOBALINK & KESI)    HOLDINGUSA      USA (OMNI-MED)     USA (E-DOCS)
-----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                         MAR 31           MAR 31            MAR 31             MAR 31
-----------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
     Cash                                                               411             --                  357                830
-----------------------------------------------------------------------------------------------------------------------------------
     Deposits                                                            --              0                   --                 --
-----------------------------------------------------------------------------------------------------------------------------------
     Marketable securities                                               --             --                   --                 --
-----------------------------------------------------------------------------------------------------------------------------------
     Accounts receivable                                              9,669             --                2,751              1,509
-----------------------------------------------------------------------------------------------------------------------------------
     Allowance for doubtful accounts                                 (1,552)            --                 (110)              (319)
-----------------------------------------------------------------------------------------------------------------------------------
     Due from parent                                                 67,030              1                   --                  1
-----------------------------------------------------------------------------------------------------------------------------------
     Due from affiliates                                             11,161         73,564                2,130              2,010
-----------------------------------------------------------------------------------------------------------------------------------
          Due from affiliates excluded                                   --             --                   --                 --
-----------------------------------------------------------------------------------------------------------------------------------
     Investment in Subsidiaries                                          --             --                   --                 --
-----------------------------------------------------------------------------------------------------------------------------------
     Inventories                                                        562             --                  123                 --
-----------------------------------------------------------------------------------------------------------------------------------
     Prepaid expense. and other curr. ass.                              644             --                  182                313
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL CURRENT ASSETS                                       87,926         73,565                5,433              4,344
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
     Deferred tax assets                                                 --             --                   --                 --
-----------------------------------------------------------------------------------------------------------------------------------
     Property and equipment                                           2,739             --                1,399              1,542
-----------------------------------------------------------------------------------------------------------------------------------
     Equipment under capital lease                                       14             --                   --                 33
-----------------------------------------------------------------------------------------------------------------------------------
     Investments                                                         --             --                   --                 --
-----------------------------------------------------------------------------------------------------------------------------------
     Intangibles, net                                                   582             --               26,699             13,173
-----------------------------------------------------------------------------------------------------------------------------------
     Software development costs, net                                  2,067             --                   --                 --
-----------------------------------------------------------------------------------------------------------------------------------
     Other non-current assets                                           400             --                   --                 --
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL OTHER ASSETS                                          5,801             --               28,098             14,748
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                         93,728         73,565               33,531             19,092
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
     Current portion of long-term debt                                  (11)            --                   --                (11)
-----------------------------------------------------------------------------------------------------------------------------------
     LT debt, less current portion,                                      --             --                   --                 --
-----------------------------------------------------------------------------------------------------------------------------------
        reclassified as current                                      (2,223)            --                   --                (13)
-----------------------------------------------------------------------------------------------------------------------------------
     Notes payable                                                      (20)            --                   --                 --
-----------------------------------------------------------------------------------------------------------------------------------
     Accounts payable                                                (3,166)            --                  (44)              (386)
-----------------------------------------------------------------------------------------------------------------------------------
     Accrued  expenses                                               (7,190)            --                 (647)              (813)
-----------------------------------------------------------------------------------------------------------------------------------
     Restructuring Accrual                                               --             --                   --                 --
-----------------------------------------------------------------------------------------------------------------------------------
     Other current liabilities                                           --             --               (2,041)                --
-----------------------------------------------------------------------------------------------------------------------------------
     Deferred revenue                                                (9,811)            --                   --                 --
-----------------------------------------------------------------------------------------------------------------------------------
     Due to parent                                                  (97,151)       (73,221)                (218)              (162)
-----------------------------------------------------------------------------------------------------------------------------------
     Due to affiliates                                              (39,957)            (4)             (29,024)           (24,298)
-----------------------------------------------------------------------------------------------------------------------------------
          Due to affiliates excluded                                     --             --                   --                 --
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL CURRENT LIABILITIES                                (159,528)       (73,226)             (31,973)           (25,683)
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE INCLUDED
  WITHIN CURRENT LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
     Liabilities subject to compromise                                   --             --                   --                 --
                                                      -----------------------------------------------------------------------------
SHAREHOLDERS' EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
     Preferred stock                                                   (267)            --                   --                 --
-----------------------------------------------------------------------------------------------------------------------------------
     Common stock                                                      (199)            (1)                  (1)                (1)
-----------------------------------------------------------------------------------------------------------------------------------
     Additional paid in capital                                     (93,692)            --                   --                 --
-----------------------------------------------------------------------------------------------------------------------------------
     Calculated opening reserves                                         --             --                   --                 --
-----------------------------------------------------------------------------------------------------------------------------------
     Opening retained earnings                                      155,933           (338)              (1,410)             5,606
-----------------------------------------------------------------------------------------------------------------------------------
     (Profit) / Loss for the period                                   4,108             --                 (147)               864
-----------------------------------------------------------------------------------------------------------------------------------
     Cumulative currency translation adj.                                --             --                   --                123
-----------------------------------------------------------------------------------------------------------------------------------
     Other equity                                                       (82)            --                   --                 --
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL SHAREHOLDERS' EQUITY                                 65,800           (339)              (1,558)             6,591
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY                                          (93,728)       (73,565)             (33,531)           (19,092)
===================================================================================================================================

                                                             L&H MEDICAL
                                                            TRANSCRIPTION      L&H         OTHER
                                                            SERVICES, INC.  LINGUISTICS   COMPANIES    SUB TOTAL
----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                     MAR 31        MAR 31        MAR 31      MAR 31
----------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
----------------------------------------------------------------------------------------------------------------
     Cash                                                         (104)         438        1,067        41,214
----------------------------------------------------------------------------------------------------------------
     Deposits                                                       --           --          557           621
----------------------------------------------------------------------------------------------------------------
     Marketable securities                                          --           --           --            --
----------------------------------------------------------------------------------------------------------------
     Accounts receivable                                         2,839          446        3,972       142,792
----------------------------------------------------------------------------------------------------------------
     Allowance for doubtful accounts                              (744)        (133)          (2)      (53,080)
----------------------------------------------------------------------------------------------------------------
     Due from parent                                                --       11,715       79,287       200,773
----------------------------------------------------------------------------------------------------------------
     Due from affiliates                                         2,268       11,362      193,410       699,028
----------------------------------------------------------------------------------------------------------------
          Due from affiliates excluded                              --           --           --            --
----------------------------------------------------------------------------------------------------------------
     Investment in Subsidiaries                                     --           --           --     1,578,426
----------------------------------------------------------------------------------------------------------------
     Inventories                                                    --           --           95        10,269
----------------------------------------------------------------------------------------------------------------
     Prepaid expense. and other curr. ass.                          89           11          263        48,189
----------------------------------------------------------------------------------------------------------------
          TOTAL CURRENT ASSETS                                   4,348       23,839      278,650     2,668,232
----------------------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------------------
     Deferred tax assets                                            --           --           --            64
----------------------------------------------------------------------------------------------------------------
     Property and equipment                                      1,681          246        1,169        50,458
----------------------------------------------------------------------------------------------------------------
     Equipment under capital lease                                  --           --           --         4,331
----------------------------------------------------------------------------------------------------------------
     Investments                                                    --           --        1,108         1,118
----------------------------------------------------------------------------------------------------------------
     Intangibles, net                                           22,313           --          517     1,313,959
----------------------------------------------------------------------------------------------------------------
     Software development costs, net                                --           --           --        37,262
----------------------------------------------------------------------------------------------------------------
     Other non-current assets                                       29           --          394         3,046
----------------------------------------------------------------------------------------------------------------
          TOTAL OTHER ASSETS                                    24,024          246        3,188     1,410,239
----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                    28,372       24,085      281,838     4,078,471
================================================================================================================

----------------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES
----------------------------------------------------------------------------------------------------------------
     Current portion of long-term debt                              --           --         (357)     (255,186)
----------------------------------------------------------------------------------------------------------------
     LT debt, less current portion,                                 --           --           --            --
----------------------------------------------------------------------------------------------------------------
        reclassified as current                                     --           --       (7,320)     (517,033)
----------------------------------------------------------------------------------------------------------------
     Notes payable                                                  --           --           --           (20)
----------------------------------------------------------------------------------------------------------------
     Accounts payable                                             (211)        (252)        (941)      (79,168)
----------------------------------------------------------------------------------------------------------------
     Accrued  expenses                                          (1,947)        (429)      (1,672)      (66,659)
----------------------------------------------------------------------------------------------------------------
     Restructuring Accrual                                          --           --           --       (17,242)
----------------------------------------------------------------------------------------------------------------
     Other current liabilities                                      --           --           --       (17,600)
----------------------------------------------------------------------------------------------------------------
     Deferred revenue                                               --          (91)          --       (70,977)
----------------------------------------------------------------------------------------------------------------
     Due to parent                                                  --      (21,337)      (1,457)     (456,335)
----------------------------------------------------------------------------------------------------------------
     Due to affiliates                                         (27,480)      (1,014)      (2,443)     (175,819)
----------------------------------------------------------------------------------------------------------------
          Due to affiliates excluded                                --           --           --            --
----------------------------------------------------------------------------------------------------------------
          TOTAL CURRENT LIABILITIES                            (29,638)     (23,123)     (14,189)   (1,656,038)
----------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE INCLUDED
  WITHIN CURRENT LIABILITIES
----------------------------------------------------------------------------------------------------------------
     Liabilities subject to compromise                              --           --           --      (770,675)
                                                      ----------------------------------------------------------
SHAREHOLDERS' EQUITY
----------------------------------------------------------------------------------------------------------------
     Preferred stock                                                --           --       (2,413)       (2,750)
----------------------------------------------------------------------------------------------------------------
     Common stock                                                   --           --     (243,518)     (340,928)
----------------------------------------------------------------------------------------------------------------
     Additional paid in capital                                     --           --       (6,925)   (2,740,140)
----------------------------------------------------------------------------------------------------------------
     Calculated opening reserves                                    --           --           --            --
----------------------------------------------------------------------------------------------------------------
     Opening retained earnings                                     903         (746)     (15,417)      607,928
----------------------------------------------------------------------------------------------------------------
     (Profit) / Loss for the period                                363         (216)         368        71,233
----------------------------------------------------------------------------------------------------------------
     Cumulative currency translation adj.                           --           --            4       (21,034)
----------------------------------------------------------------------------------------------------------------
     Other equity                                                   --           --          251         3,258
----------------------------------------------------------------------------------------------------------------
          TOTAL SHAREHOLDERS' EQUITY                             1,266         (962)    (267,649)   (2,422,433)
----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY                                     (28,372)     (24,085)    (281,838)   (4,078,471)
================================================================================================================

                                                   INTERCOMPANY
                                                    ELIMINATION         ELIMINATION             EQUITY
                                                      ENTRIES             OF EQUITY        RECLASSIFICATIONS            TOTAL
---------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                                                             MAR 31
-----------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
     Cash                                                  --                   --                    --                  41,214
---------------------------------------------------------------------------------------------------------------------------------
     Deposits                                              --                   --                    --                     621
---------------------------------------------------------------------------------------------------------------------------------
     Marketable securities                                 --                   --                    --                      --
---------------------------------------------------------------------------------------------------------------------------------
     Accounts receivable                                   --                   --                    --                 142,792
---------------------------------------------------------------------------------------------------------------------------------
     Allowance for doubtful accounts                       --                   --                    --                 (53,080)
---------------------------------------------------------------------------------------------------------------------------------
     Due from parent                                 (200,773)                  --                    --                       0
---------------------------------------------------------------------------------------------------------------------------------
     Due from affiliates                             (699,028)                  --                    --                       0
---------------------------------------------------------------------------------------------------------------------------------
          Due from affiliates excluded                 11,588                   --                    --                  11,588
---------------------------------------------------------------------------------------------------------------------------------
     Investment in Subsidiaries                            --           (1,459,085)                   --                 119,341
---------------------------------------------------------------------------------------------------------------------------------
     Inventories                                           --                   --                    --                  10,269
---------------------------------------------------------------------------------------------------------------------------------
     Prepaid expense. and other curr. ass.                 --                   --                    --                  48,189
---------------------------------------------------------------------------------------------------------------------------------
          TOTAL CURRENT ASSETS                                                                                           320,934
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------------------------------------------------------
     Deferred tax assets                                   --                   --                    --                      64
---------------------------------------------------------------------------------------------------------------------------------
     Property and equipment                                --                   --                    --                  50,458
---------------------------------------------------------------------------------------------------------------------------------
     Equipment under capital lease                         --                   --                    --                   4,331
---------------------------------------------------------------------------------------------------------------------------------
     Investments                                           --                   --                    --                   1,118
---------------------------------------------------------------------------------------------------------------------------------
     Intangibles, net                                      --                   --                    --               1,313,959
---------------------------------------------------------------------------------------------------------------------------------
     Software development costs, net                       --                   --                    --                  37,262
---------------------------------------------------------------------------------------------------------------------------------
     Other non-current assets                              --                   --                    --                   3,046
---------------------------------------------------------------------------------------------------------------------------------
          TOTAL OTHER ASSETS                                                                                           1,410,239
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                           1,731,173
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
     Current portion of long-term debt                     --                   --                    --                (255,186)
---------------------------------------------------------------------------------------------------------------------------------
     LT debt, less current portion,                        --                   --                    --                      --
---------------------------------------------------------------------------------------------------------------------------------
        reclassified as current                            --                   --                    --                (517,033)
---------------------------------------------------------------------------------------------------------------------------------
     Notes payable                                         --                   --                    --                     (20)
---------------------------------------------------------------------------------------------------------------------------------
     Accounts payable                                      --                   --                    --                 (79,168)
---------------------------------------------------------------------------------------------------------------------------------
     Accrued  expenses                                     --                   --                    --                 (66,659)
---------------------------------------------------------------------------------------------------------------------------------
     Restructuring Accrual                                 --                   --                    --                 (17,242)
---------------------------------------------------------------------------------------------------------------------------------
     Other current liabilities                             --                   --                    --                 (17,600)
---------------------------------------------------------------------------------------------------------------------------------
     Deferred revenue                                      --                   --                    --                 (70,977)
---------------------------------------------------------------------------------------------------------------------------------
     Due to parent                                    456,335                   --                    --                       0
---------------------------------------------------------------------------------------------------------------------------------
     Due to affiliates                                175,819                   --                    --                      --
---------------------------------------------------------------------------------------------------------------------------------
          Due to affiliates excluded                  (24,288)                  --                    --                 (24,288)
---------------------------------------------------------------------------------------------------------------------------------
          TOTAL CURRENT LIABILITIES                                                                                   (1,048,173)
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE INCLUDED
  WITHIN CURRENT LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
     Liabilities subject to compromise                     --                   --                    --                (770,675)
                                                 --------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY
---------------------------------------------------------------------------------------------------------------------------------
     Preferred stock                                       --                2,750                    --                      --
---------------------------------------------------------------------------------------------------------------------------------
     Common stock                                          --              244,951                    --                 (95,977)
---------------------------------------------------------------------------------------------------------------------------------
     Additional paid in capital                            --            1,159,589                    --              (1,580,550)
---------------------------------------------------------------------------------------------------------------------------------
     Calculated opening reserves                           --               51,891               891,533                 943,424
---------------------------------------------------------------------------------------------------------------------------------
     Opening retained earnings                        280,348                   --              (888,275)                     --
---------------------------------------------------------------------------------------------------------------------------------
     (Profit) / Loss for the period                        --                  (96)                   --                  71,136
---------------------------------------------------------------------------------------------------------------------------------
     Cumulative currency translation adj.                  --                   --                    --                 (21,034)
---------------------------------------------------------------------------------------------------------------------------------
     Other equity                                          --                   --                (3,258)                     --
---------------------------------------------------------------------------------------------------------------------------------
          TOTAL SHAREHOLDERS' EQUITY                                                                                    (683,001)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY                                 (0)                  (0)                    0              (1,731,173)
=================================================================================================================================

LERNOUT & HAUSPIE
STATEMENT OF OPERATIONS
FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2001
Unaudited schedules prepared by management for discussions purposes only Confidential


                                                                                                              L&H HOLDINGS
                                                                                                               USA, INC.
                                                                           DICTAPHONE                           (DRAGON
                                                            L&H NV         CORPORATION       L&H USA          SYSTEMS, INC.)
----------------------------------------------------------------------------------------------------------------------------
Description                                            YTD 3/31/01      YTD 3/31/01     YTD 3/31/01        YTD 3/31/01
----------------------------------------------------------------------------------------------------------------------------
 REVENUES
----------------------------------------------------------------------------------------------------------------------------
     Product & License                                      2,270,696       26,932,000        623,488             7,999,581
----------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                      171,817               --        466,014               276,613
----------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                                    208,488       25,871,000        219,764                    --
----------------------------------------------------------------------------------------------------------------------------
     Intercompany revenue                                                        2,000                              469,380
----------------------------------------------------------------------------------------------------------------------------
           TOTAL REVENUES                                   2,651,001       52,805,000      1,309,266             8,745,574
----------------------------------------------------------------------------------------------------------------------------
 Cost of revenues
----------------------------------------------------------------------------------------------------------------------------
     Product & License                                        317,065       12,414,000        176,040             1,276,558
----------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties
----------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                                         --       13,481,000                                   --
----------------------------------------------------------------------------------------------------------------------------
     Intercompany Cost of Sales                                                187,000                                   --
----------------------------------------------------------------------------------------------------------------------------
           TOTAL COST OF REVENUES                             317,065       26,082,000        176,040             1,276,558
----------------------------------------------------------------------------------------------------------------------------
Gross margin
----------------------------------------------------------------------------------------------------------------------------
     Product & License                                      1,953,631       14,518,000        447,448             6,723,023
----------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                      171,817               --        466,014               276,613
----------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                                    208,488       12,390,000        219,764                    --
----------------------------------------------------------------------------------------------------------------------------
     Intercompany Cost of Sales                                    --         (185,000)            --               469,380
----------------------------------------------------------------------------------------------------------------------------
     TOTAL GROSS MARGIN                                     2,333,936       26,723,000      1,133,226             7,469,016
============================================================================================================================
 Operating expenses
----------------------------------------------------------------------------------------------------------------------------
      Selling and marketing expenses                        1,534,936       11,667,000        880,343             1,909,447
----------------------------------------------------------------------------------------------------------------------------
      Research and development, net                        10,069,974        3,547,000      1,373,454             3,680,479
----------------------------------------------------------------------------------------------------------------------------
      General and adm. expenses                             1,848,855        7,160,475      2,052,933               751,450
----------------------------------------------------------------------------------------------------------------------------
           TOTAL OPERATING EXPENSES                        13,453,765       22,374,475      4,306,730             6,341,376
----------------------------------------------------------------------------------------------------------------------------
 Operating profit/(loss)                                  (11,119,829)       4,348,525     (3,173,504)            1,127,640
============================================================================================================================
 Other expenses/(income)
----------------------------------------------------------------------------------------------------------------------------
     Restructuring expense                                  6,667,000        6,667,000             --             6,666,000
----------------------------------------------------------------------------------------------------------------------------
     Retention expenses                                            --          837,579                              100,000
----------------------------------------------------------------------------------------------------------------------------
     DIP Financing expenses                                                    269,946
----------------------------------------------------------------------------------------------------------------------------
     Other restructuring expense                            1,005,000       (5,500,000)            --                    --
----------------------------------------------------------------------------------------------------------------------------
     Other operating expenses / (income)                      129,445            4,000             --               217,804
----------------------------------------------------------------------------------------------------------------------------
     GE Capital Interest                                                       171,000
----------------------------------------------------------------------------------------------------------------------------
     DIP interest expense                                                      354,583
----------------------------------------------------------------------------------------------------------------------------
      Interest expenses                                       136,000           96,417                                2,123
----------------------------------------------------------------------------------------------------------------------------
      Interest (income)                                      (398,728)         (36,000)       (10,873)                   --
----------------------------------------------------------------------------------------------------------------------------
      Gain on sale of assets                                                                                    (18,505,409)
----------------------------------------------------------------------------------------------------------------------------
      Realized exchange (gains)/losses                       (170,386)           1,000
----------------------------------------------------------------------------------------------------------------------------
      Unrealized exchange (gains)/losses                           --               --                                   --
----------------------------------------------------------------------------------------------------------------------------
      Amortization of goodwill                              8,380,242       26,720,000                           22,713,000
----------------------------------------------------------------------------------------------------------------------------
      Intercompany G&A                                                         538,000
----------------------------------------------------------------------------------------------------------------------------
           TOTAL OTHER EXPENSES/(INCOME)                   15,748,573       30,123,525        (10,873)           11,193,518
----------------------------------------------------------------------------------------------------------------------------
 Profit/(loss) before income taxes                        (26,868,402)     (25,775,000)    (3,162,631)          (10,065,878)
============================================================================================================================
 Income taxes
----------------------------------------------------------------------------------------------------------------------------
      Provision for income taxes                                                20,000             --                    --
----------------------------------------------------------------------------------------------------------------------------
           TOTAL INCOME TAXES                                      --           20,000             --                    --
----------------------------------------------------------------------------------------------------------------------------
 NET INCOME / (LOSS)                                      (26,868,402)     (25,795,000)    (3,162,631)          (10,065,878)
============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
Depreciation and amortization                               3,609,980        1,859,000        283,023               276,207
----------------------------------------------------------------------------------------------------------------------------
Interest income / (expense)                                  (433,114)         587,000        (10,873)                2,123
----------------------------------------------------------------------------------------------------------------------------
Amortization of goodwill                                    8,380,242       26,720,000             --            22,713,000
----------------------------------------------------------------------------------------------------------------------------
Income Taxes                                                       --          (20,000)            --                    --
----------------------------------------------------------------------------------------------------------------------------
Restructuring                                               7,672,000        2,274,525             --             6,766,000
----------------------------------------------------------------------------------------------------------------------------
EBITDAR                                                    (7,639,294)       5,625,525     (2,890,481)           19,691,452
============================================================================================================================

                                                                              L&H MEDICAL
                                                         L&H APPLICATIONS      SOLUTIONS        L&H MEDICAL       LONESTAR MEDICAL
                                                          USA (INCLUDING      HOLDINGUSA       TRANSCRIPTION        TRANSCRIPTION
                                                          GLOBALINK & KESI)    (INCL. RODEER)    USA (OMNI-MED)      USA (E-DOCS)
--------------------------------------------------------------------------------------------------------------------------------
Description                                                 YTD 3/31/01        YTD 3/31/01       YTD 3/31/01         YTD 3/31/01
--------------------------------------------------------------------------------------------------------------------------------
 REVENUES
--------------------------------------------------------------------------------------------------------------------------------
     Product & License                                        2,649,484              --                   --                 --
--------------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                             --              --                   --                 --
--------------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                                      459,466              --            4,825,913          2,050,481
--------------------------------------------------------------------------------------------------------------------------------
     Intercompany revenue                                            --              --              197,266            537,272
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL REVENUES                                     3,108,950              --            5,023,179          2,587,753
--------------------------------------------------------------------------------------------------------------------------------
 Cost of revenues
--------------------------------------------------------------------------------------------------------------------------------
     Product & License                                        1,809,477              --            3,120,881          1,756,706
--------------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties
--------------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                                           --              --                   --                 --
--------------------------------------------------------------------------------------------------------------------------------
     Intercompany Cost of Sales                                 469,380              --                   --            333,085
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL COST OF REVENUES                             2,278,857              --            3,120,881          2,089,791
--------------------------------------------------------------------------------------------------------------------------------
Gross margin
--------------------------------------------------------------------------------------------------------------------------------
     Product & License                                          840,008              --           (3,120,881)        (1,756,706)
--------------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                             --              --                   --                 --
--------------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                                      459,466              --            4,825,913          2,050,481
--------------------------------------------------------------------------------------------------------------------------------
     Intercompany Cost of Sales                                (469,380)             --              197,266            204,187
--------------------------------------------------------------------------------------------------------------------------------
     TOTAL GROSS MARGIN                                         830,093              --            1,902,298            497,962
================================================================================================================================
 Operating expenses
--------------------------------------------------------------------------------------------------------------------------------
      Selling and marketing expenses                          1,954,805              --               19,925                 --
--------------------------------------------------------------------------------------------------------------------------------
      Research and development, net                           2,294,529              --                   --                 --
--------------------------------------------------------------------------------------------------------------------------------
      General and adm. expenses                                 554,407              --            1,197,205          1,038,341
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL OPERATING EXPENSES                           4,803,740              --            1,217,130          1,038,341
--------------------------------------------------------------------------------------------------------------------------------
 Operating profit/(loss)                                     (3,973,647)             --              685,168           (540,379)
================================================================================================================================
 Other expenses/(income)
--------------------------------------------------------------------------------------------------------------------------------
     Restructuring expense                                           --              --                   --                 --
--------------------------------------------------------------------------------------------------------------------------------
     Retention expenses                                          94,000
--------------------------------------------------------------------------------------------------------------------------------
     DIP Financing expenses
--------------------------------------------------------------------------------------------------------------------------------
     Other restructuring expense                                     --              --               64,000             64,000
--------------------------------------------------------------------------------------------------------------------------------
     Other operating expenses / (income)                         28,798              --                   --                 --
--------------------------------------------------------------------------------------------------------------------------------
     GE Capital Interest
--------------------------------------------------------------------------------------------------------------------------------
     DIP interest expense
--------------------------------------------------------------------------------------------------------------------------------
      Interest expenses                                           1,353              --                   --                742
--------------------------------------------------------------------------------------------------------------------------------
      Interest (income)                                          (8,405)             --              (17,472)           (14,918)
--------------------------------------------------------------------------------------------------------------------------------
      Gain on sale of assets
--------------------------------------------------------------------------------------------------------------------------------
      Realized exchange (gains)/losses                               --              --                   --                 --
--------------------------------------------------------------------------------------------------------------------------------
      Unrealized exchange (gains)/losses                             --              --                   --                 --
--------------------------------------------------------------------------------------------------------------------------------
      Amortization of goodwill                                   18,750              --              479,948            276,228
--------------------------------------------------------------------------------------------------------------------------------
      Intercompany G&A                                               --              --                   --             (3,444)
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL OTHER EXPENSES/(INCOME)                        134,496              --              526,476            322,609
--------------------------------------------------------------------------------------------------------------------------------
 Profit/(loss) before income taxes                           (4,108,142)             --              158,692           (862,988)
================================================================================================================================
 Income taxes
--------------------------------------------------------------------------------------------------------------------------------
      Provision for income taxes                                     --              --               11,904                796
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL INCOME TAXES                                        --              --               11,904                796
--------------------------------------------------------------------------------------------------------------------------------
 NET INCOME / (LOSS)                                         (4,108,142)             --              146,788           (863,784)
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
Depreciation and amortization                                   377,486              --              144,651            331,903
--------------------------------------------------------------------------------------------------------------------------------
Interest income / (expense)                                      (7,052)             --              (17,472)           (14,175)
--------------------------------------------------------------------------------------------------------------------------------
Amortization of goodwill                                         18,750              --              479,948            276,228
--------------------------------------------------------------------------------------------------------------------------------
Income Taxes                                                         --              --              (11,904)              (796)
--------------------------------------------------------------------------------------------------------------------------------
Restructuring                                                    94,000              --               64,000             64,000
--------------------------------------------------------------------------------------------------------------------------------
EBITDAR                                                      (3,624,959)              0              806,011           (206,624)
================================================================================================================================

                                                     L&H MEDICAL
                                                     TRANSCRIPTION                                                   LINGUISTIC
                                                     SERVICES, INC.  L&H LINGUISTICS       L&H        L&H JAPAN,    TECHNOLOGIES,
                                                       (RODEER)         USA, INC.        APPTEK         INC.          INC (LTI)
                                                                                                        [1]
-------------------------------------------------------------------------------------------------------------------------------
Description                                            YTD 3/31/01       YTD 3/31/01   YTD 3/31/01   YTD 3/31/01    YTD 3/31/01
-------------------------------------------------------------------------------------------------------------------------------
 REVENUES
-------------------------------------------------------------------------------------------------------------------------------
     Product & License                                         --            162,500     618,359        286,913             --
-------------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                       --                 --          --             --             --
-------------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                              5,271,224             97,919          --             --             --
-------------------------------------------------------------------------------------------------------------------------------
     Intercompany revenue                                 160,990                 --     153,874             --             --
-------------------------------------------------------------------------------------------------------------------------------
           TOTAL REVENUES                               5,432,214            260,419     772,233        286,913             --
-------------------------------------------------------------------------------------------------------------------------------
 Cost of revenues
-------------------------------------------------------------------------------------------------------------------------------
     Product & License                                  3,232,990                 --     431,042        179,227             --
-------------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties
-------------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                                     --                 --                                        --
-------------------------------------------------------------------------------------------------------------------------------
     Intercompany Cost of Sales                            57,204                 --      35,753                            --
-------------------------------------------------------------------------------------------------------------------------------
           TOTAL COST OF REVENUES                       3,290,194                 --     466,795        179,227             --
-------------------------------------------------------------------------------------------------------------------------------
Gross margin
-------------------------------------------------------------------------------------------------------------------------------
     Product & License                                 (3,232,990)           162,500     187,317        107,686             --
-------------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                       --                 --          --             --             --
-------------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                              5,271,224             97,919          --             --             --
-------------------------------------------------------------------------------------------------------------------------------
     Intercompany Cost of Sales                           103,786                 --     118,121             --             --
-------------------------------------------------------------------------------------------------------------------------------
     TOTAL GROSS MARGIN                                 2,142,020            260,419     305,438        107,686             --
===============================================================================================================================
 Operating expenses
-------------------------------------------------------------------------------------------------------------------------------
      Selling and marketing expenses                           --              2,850     173,134          6,212             --
-------------------------------------------------------------------------------------------------------------------------------
      Research and development, net                            --             43,793          --                            --
-------------------------------------------------------------------------------------------------------------------------------
      General and adm. expenses                         2,054,050                 --     182,191        723,095        101,866
-------------------------------------------------------------------------------------------------------------------------------
           TOTAL OPERATING EXPENSES                     2,054,050             46,642     355,325        729,306        101,866
-------------------------------------------------------------------------------------------------------------------------------
 Operating profit/(loss)                                   87,970            213,777     (49,887)      (621,620)      (101,866)
===============================================================================================================================
 Other expenses/(income)
-------------------------------------------------------------------------------------------------------------------------------
     Restructuring expense                                     --                 --          --             --             --
-------------------------------------------------------------------------------------------------------------------------------
     Retention expenses                                                                       --
-------------------------------------------------------------------------------------------------------------------------------
     DIP Financing expenses                                                                   --
-------------------------------------------------------------------------------------------------------------------------------
     Other restructuring expense                           63,000                 --          --             --             --
-------------------------------------------------------------------------------------------------------------------------------
     Other operating expenses / (income)                       --                  4      12,223         37,703             --
-------------------------------------------------------------------------------------------------------------------------------
     GE Capital Interest
-------------------------------------------------------------------------------------------------------------------------------
     DIP interest expense
-------------------------------------------------------------------------------------------------------------------------------
      Interest expenses                                        --                 --                                        --
-------------------------------------------------------------------------------------------------------------------------------
      Interest (income)                                    (4,850)            (1,906)       (710)         5,280             --
-------------------------------------------------------------------------------------------------------------------------------
      Gain on sale of assets
-------------------------------------------------------------------------------------------------------------------------------
      Realized exchange (gains)/losses                         --                 --                       (302)            --
-------------------------------------------------------------------------------------------------------------------------------
      Unrealized exchange (gains)/losses                       --                 --                                        --
-------------------------------------------------------------------------------------------------------------------------------
      Amortization of goodwill                            391,000                 --                         --          1,460
-------------------------------------------------------------------------------------------------------------------------------
      Intercompany G&A                                         --                                            --             --
-------------------------------------------------------------------------------------------------------------------------------
           TOTAL OTHER EXPENSES/(INCOME)                  449,150             (1,902)     11,513         42,682          1,460
-------------------------------------------------------------------------------------------------------------------------------
 Profit/(loss) before income taxes                       (361,179)           215,679     (61,400)      (664,302)      (103,326)
===============================================================================================================================
 Income taxes
-------------------------------------------------------------------------------------------------------------------------------
      Provision for income taxes                            1,660                 --                      5,559          1,000
-------------------------------------------------------------------------------------------------------------------------------
           TOTAL INCOME TAXES                               1,660                 --          --          5,559          1,000
-------------------------------------------------------------------------------------------------------------------------------
 NET INCOME / (LOSS)                                     (362,839)           215,679     (61,400)      (669,861)      (104,326)
===============================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
Depreciation and amortization                             268,409             38,842          --         30,873         27,900
-------------------------------------------------------------------------------------------------------------------------------
Interest income / (expense)                                (4,850)            (1,906)       (710)         4,979             --
-------------------------------------------------------------------------------------------------------------------------------
Amortization of goodwill                                  391,000                 --          --             --          1,460
-------------------------------------------------------------------------------------------------------------------------------
Income Taxes                                               (1,660)                --          --         (5,559)        (1,000)
-------------------------------------------------------------------------------------------------------------------------------
Restructuring                                              63,000                 --          --             --             --
-------------------------------------------------------------------------------------------------------------------------------
EBITDAR                                                   353,059            252,615     (62,110)      (639,568)       (75,966)
===============================================================================================================================

                                                 INTERACTIVE                                      L&H FRANCE             L&H CC
                                                 SYSTEMS, INC.            L&H HOLDINGS               SARL                 CVBA
                                                                              [1]                     [1]                  [1]
---------------------------------------------------------------------------------------------------------------------------------
Description                                        YTD 3/31/01              YTD 3/31/01            YTD 3/31/01          YTD 3/31/01
---------------------------------------------------------------------------------------------------------------------------------
 REVENUES
---------------------------------------------------------------------------------------------------------------------------------
     Product & License                                 2,650                        --               56,347                   --
---------------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                                            --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                           447,794                                             --                   --
---------------------------------------------------------------------------------------------------------------------------------
     Intercompany revenue                                 --                        --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
           TOTAL REVENUES                            450,444                        --               56,347                   --
---------------------------------------------------------------------------------------------------------------------------------
 Cost of revenues
---------------------------------------------------------------------------------------------------------------------------------
     Product & License                                    --                        --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties
---------------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                                --                        --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
     Intercompany Cost of Sales                           --                        --                                        --
---------------------------------------------------------------------------------------------------------------------------------
           TOTAL COST OF REVENUES                         --                        --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
Gross margin
---------------------------------------------------------------------------------------------------------------------------------
     Product & License                                 2,650                        --               56,347                   --
---------------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                  --                        --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                           447,794                        --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
     Intercompany Cost of Sales                           --                        --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
     TOTAL GROSS MARGIN                              450,444                        --               56,347                   --
=================================================================================================================================
 Operating expenses
---------------------------------------------------------------------------------------------------------------------------------
      Selling and marketing expenses                      --                        --              223,676
---------------------------------------------------------------------------------------------------------------------------------
      Research and development, net                  268,381                        --
---------------------------------------------------------------------------------------------------------------------------------
      General and adm. expenses                           --                        --              220,971               39,902
---------------------------------------------------------------------------------------------------------------------------------
           TOTAL OPERATING EXPENSES                  268,381                        --              444,647               39,902
---------------------------------------------------------------------------------------------------------------------------------
 Operating profit/(loss)                             182,063                        --             (388,300)             (39,902)
=================================================================================================================================
 Other expenses/(income)
---------------------------------------------------------------------------------------------------------------------------------
     Restructuring expense                                --                        --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
     Retention expenses
---------------------------------------------------------------------------------------------------------------------------------
     DIP Financing expenses
---------------------------------------------------------------------------------------------------------------------------------
     Other restructuring expense                          --                        --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
     Other operating expenses / (income)                  --                                         (2,306)                   8
---------------------------------------------------------------------------------------------------------------------------------
     GE Capital Interest
---------------------------------------------------------------------------------------------------------------------------------
     DIP interest expense
---------------------------------------------------------------------------------------------------------------------------------
      Interest expenses                                   --                        --                                        32
---------------------------------------------------------------------------------------------------------------------------------
      Interest (income)                                 (169)                       --                                  (705,824)
---------------------------------------------------------------------------------------------------------------------------------
      Gain on sale of assets
---------------------------------------------------------------------------------------------------------------------------------
      Realized exchange (gains)/losses                    --                        --                                        --
---------------------------------------------------------------------------------------------------------------------------------
      Unrealized exchange (gains)/losses                  --                        --
---------------------------------------------------------------------------------------------------------------------------------
      Amortization of goodwill                            --                        --                                        --
---------------------------------------------------------------------------------------------------------------------------------
      Intercompany G&A                                    --                                                                  --
---------------------------------------------------------------------------------------------------------------------------------
           TOTAL OTHER EXPENSES/(INCOME)                (169)                       --               (2,306)            (705,785)
---------------------------------------------------------------------------------------------------------------------------------
 Profit/(loss) before income taxes                   182,232                        --             (385,994)             665,883
=================================================================================================================================
 Income taxes
---------------------------------------------------------------------------------------------------------------------------------
      Provision for income taxes                          --                        --               (5,145)
---------------------------------------------------------------------------------------------------------------------------------
           TOTAL INCOME TAXES                             --                        --               (5,145)                  --
---------------------------------------------------------------------------------------------------------------------------------
 NET INCOME / (LOSS)                                 182,232                        --             (380,849)             665,883
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
Depreciation and amortization                             --                        --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
Interest income / (expense)                             (169)                       --                   --             (705,793)
---------------------------------------------------------------------------------------------------------------------------------
Amortization of goodwill                                  --                        --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
Income Taxes                                              --                        --                5,145                   --
---------------------------------------------------------------------------------------------------------------------------------
Restructuring                                             --                        --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
EBITDAR                                              182,063                        --             (375,704)             (39,910)
=================================================================================================================================

                                                                                             INTERCOMPANY
                                                         OTHER                               ELIMINATION
                                                       COMPANIES            SUB TOTAL           ENTRIES           TOTAL
--------------------------------------------------------------------------------------------------------------------------
Description                                         YTD 3/31/01            YTD 3/31/01                         YTD 3/31/01
--------------------------------------------------------------------------------------------------------------------------
 REVENUES
--------------------------------------------------------------------------------------------------------------------------
     Product & License                                     964,269          41,602,018                         41,602,018
--------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                        --             914,444                            914,444
--------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                                 447,794          39,452,049                         39,452,049
--------------------------------------------------------------------------------------------------------------------------
     Intercompany revenue                                  153,874           1,520,782        (1,520,782)              --
--------------------------------------------------------------------------------------------------------------------------
           TOTAL REVENUES                                1,565,937          83,489,292        (1,520,782)      81,968,510
--------------------------------------------------------------------------------------------------------------------------
 Cost of revenues
--------------------------------------------------------------------------------------------------------------------------
     Product & License                                     610,269          24,713,986                         24,713,986
--------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties
--------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                                      --          13,481,000                         13,481,000
--------------------------------------------------------------------------------------------------------------------------
     Intercompany Cost of Sales                             35,753           1,082,422        (1,082,422)              --
--------------------------------------------------------------------------------------------------------------------------
           TOTAL COST OF REVENUES                          646,022          39,277,408        (1,082,422)      38,194,986
--------------------------------------------------------------------------------------------------------------------------
Gross margin
--------------------------------------------------------------------------------------------------------------------------
     Product & License                                     354,000          16,888,032                         16,888,032
--------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                        --             914,444                            914,444
--------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                                 447,794          25,971,049                         25,971,049
--------------------------------------------------------------------------------------------------------------------------
     Intercompany Cost of Sales                            118,121             438,360          (438,360)              --
--------------------------------------------------------------------------------------------------------------------------
     TOTAL GROSS MARGIN                                    919,915          44,211,884          (438,360)      43,773,524
==========================================================================================================================
 Operating expenses
--------------------------------------------------------------------------------------------------------------------------
      Selling and marketing expenses                       403,021          18,372,326                         18,372,326
--------------------------------------------------------------------------------------------------------------------------
      Research and development, net                        268,381          21,277,610                         21,277,610
--------------------------------------------------------------------------------------------------------------------------
      General and adm. expenses                          1,268,024          17,925,739                         17,925,739
--------------------------------------------------------------------------------------------------------------------------
           TOTAL OPERATING EXPENSES                      1,939,426          57,575,675                --       57,575,675
--------------------------------------------------------------------------------------------------------------------------
 Operating profit/(loss)                                (1,019,511)        (13,363,790)         (438,360)     (13,802,150)
==========================================================================================================================
 Other expenses/(income)
--------------------------------------------------------------------------------------------------------------------------
     Restructuring expense                                      --          20,000,000                         20,000,000
--------------------------------------------------------------------------------------------------------------------------
     Retention expenses                                                      1,031,579                          1,031,579
--------------------------------------------------------------------------------------------------------------------------
     DIP Financing expenses                                                    269,946                            269,946
--------------------------------------------------------------------------------------------------------------------------
     Other restructuring expense                                --          (4,304,000)                        (4,304,000)
--------------------------------------------------------------------------------------------------------------------------
     Other operating expenses / (income)                    47,628             427,679                            427,679
--------------------------------------------------------------------------------------------------------------------------
     GE Capital Interest                                        --             171,000                            171,000
--------------------------------------------------------------------------------------------------------------------------
     DIP interest expense                                       --             354,583                            354,583
--------------------------------------------------------------------------------------------------------------------------
      Interest expenses                                         32             236,667                            236,667
--------------------------------------------------------------------------------------------------------------------------
      Interest (income)                                   (701,423)         (1,194,576)                        (1,194,576)
--------------------------------------------------------------------------------------------------------------------------
      Gain on sale of assets                                               (18,505,409)                       (18,505,409)
--------------------------------------------------------------------------------------------------------------------------
      Realized exchange (gains)/losses                        (302)           (169,688)                          (169,688)
--------------------------------------------------------------------------------------------------------------------------
      Unrealized exchange (gains)/losses                        --                  --                                 --
--------------------------------------------------------------------------------------------------------------------------
      Amortization of goodwill                               1,460          58,980,628                         58,980,628
--------------------------------------------------------------------------------------------------------------------------
      Intercompany G&A                                          --             534,556          (534,556)              --
--------------------------------------------------------------------------------------------------------------------------
           TOTAL OTHER EXPENSES/(INCOME)                  (652,605)         57,832,966          (534,556)      57,298,410
--------------------------------------------------------------------------------------------------------------------------
 Profit/(loss) before income taxes                        (366,906)        (71,196,756)           96,196      (71,100,560)
==========================================================================================================================
 Income taxes
--------------------------------------------------------------------------------------------------------------------------
      Provision for income taxes                             1,414              35,774                             35,774
--------------------------------------------------------------------------------------------------------------------------
           TOTAL INCOME TAXES                                1,414              35,774                --           35,774
--------------------------------------------------------------------------------------------------------------------------
 NET INCOME / (LOSS)                                      (368,320)        (71,232,530)           96,196      (71,136,334)
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
Depreciation and amortization                               58,773           7,248,274                          7,248,274
--------------------------------------------------------------------------------------------------------------------------
Interest income / (expense)                               (701,693)           (602,014)                          (602,014)
--------------------------------------------------------------------------------------------------------------------------
Amortization of goodwill                                     1,460          58,980,628                         58,980,628
--------------------------------------------------------------------------------------------------------------------------
Income Taxes                                                (1,414)            (35,774)                           (35,774)
--------------------------------------------------------------------------------------------------------------------------
Restructuring                                                   --          16,997,525                         16,997,525
--------------------------------------------------------------------------------------------------------------------------
EBITDAR                                                 (1,011,194)         11,356,110            96,196       11,452,306
==========================================================================================================================

LERNOUT & HAUSPIE
STATEMENT OF OPERATIONS
FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2001
Unaudited schedules prepared by management for discussions purposes only Confidential
($000s)


                                                                                                                  L&H HOLDINGS
                                                                                                                    USA, INC.
                                                                             DICTAPHONE                              (DRAGON
                                                             L&H NV          CORPORATION          L&H USA          SYSTEMS, INC.)
---------------------------------------------------------------------------------------------------------------------------------
Description                                               YTD 3/31/01        YTD 3/31/01         YTD 3/31/01         YTD 3/31/01
---------------------------------------------------------------------------------------------------------------------------------
 REVENUES
---------------------------------------------------------------------------------------------------------------------------------
     Product & License                                         2,271             26,932                 623                8,000
---------------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                         172                 --                 466                  277
---------------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                                       208             25,871                 220                   --
---------------------------------------------------------------------------------------------------------------------------------
     Intercompany revenue                                         --                  2                  --                  469
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL REVENUES                                      2,651             52,805               1,309                8,746
---------------------------------------------------------------------------------------------------------------------------------
 Cost of revenues
---------------------------------------------------------------------------------------------------------------------------------
     Product & License                                           317             12,414                 176                1,277
---------------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                          --                 --                  --                   --
---------------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                                        --             13,481                  --                   --
---------------------------------------------------------------------------------------------------------------------------------
     Intercompany Cost of Sales                                   --                187                  --                   --
---------------------------------------------------------------------------------------------------------------------------------
           TOTAL COST OF REVENUES                                317             26,082                 176                1,277
---------------------------------------------------------------------------------------------------------------------------------
Gross margin
---------------------------------------------------------------------------------------------------------------------------------
     Product & License                                         1,954             14,518                 447                6,723
---------------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                         172                 --                 466                  277
---------------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                                       208             12,390                 220                   --
---------------------------------------------------------------------------------------------------------------------------------
     Intercompany Cost of Sales                                   --               (185)                 --                  469
---------------------------------------------------------------------------------------------------------------------------------
     TOTAL GROSS MARGIN                                        2,334             26,723               1,133                7,469
=================================================================================================================================
 Operating expenses
---------------------------------------------------------------------------------------------------------------------------------
      Selling and marketing expenses                           1,535             11,667                 880                1,909
---------------------------------------------------------------------------------------------------------------------------------
      Research and development, net                           10,070              3,547               1,373                3,680
---------------------------------------------------------------------------------------------------------------------------------
      General and adm. expenses                                1,849              7,160               2,053                  751
---------------------------------------------------------------------------------------------------------------------------------
           TOTAL OPERATING EXPENSES                           13,454             22,374               4,307                6,341
---------------------------------------------------------------------------------------------------------------------------------
 Operating profit/(loss)                                     (11,120)             4,349              (3,174)               1,128
=================================================================================================================================
 Other expenses/(income)
    -----------------------------------------------------------------------------------------------------------------------------
     Restructuring expense                                     6,667              6,667                  --                6,666
    -----------------------------------------------------------------------------------------------------------------------------
     Retention expenses                                           --                838                  --                  100
    -----------------------------------------------------------------------------------------------------------------------------
     DIP Financing expenses                                       --                270                  --                   --
    -----------------------------------------------------------------------------------------------------------------------------
     Other restructuring expense                               1,005             (5,500)                 --                   --
---------------------------------------------------------------------------------------------------------------------------------
     Other operating expenses / (income)                         129                  4                  --                  218
---------------------------------------------------------------------------------------------------------------------------------
     GE Capital Interest                                          --                171                  --                   --
---------------------------------------------------------------------------------------------------------------------------------
     DIP interest expense                                         --                355                  --                   --
---------------------------------------------------------------------------------------------------------------------------------
      Interest expenses                                          136                 96                  --                    2
---------------------------------------------------------------------------------------------------------------------------------
      Interest (income)                                         (399)               (36)                (11)                  --
---------------------------------------------------------------------------------------------------------------------------------
      Gain on sale of assets                                      --                 --                  --              (18,505)
---------------------------------------------------------------------------------------------------------------------------------
      Realized exchange (gains)/losses                          (170)                 1                  --                   --
---------------------------------------------------------------------------------------------------------------------------------
      Unrealized exchange (gains)/losses                          --                 --                  --                   --
      Amortization of goodwill                                 8,380             26,720                  --               22,713
---------------------------------------------------------------------------------------------------------------------------------
      Intercompany G&A                                            --                538                  --                   --
---------------------------------------------------------------------------------------------------------------------------------
           TOTAL OTHER EXPENSES/(INCOME)                      15,749             30,124                 (11)              11,194
---------------------------------------------------------------------------------------------------------------------------------
 Profit/(loss) before income taxes                           (26,868)           (25,775)             (3,163)             (10,066)
=================================================================================================================================
 Income taxes
---------------------------------------------------------------------------------------------------------------------------------
      Provision for income taxes                                  --                 20                  --                   --
---------------------------------------------------------------------------------------------------------------------------------
           TOTAL INCOME TAXES                                     --                 20                  --                   --
---------------------------------------------------------------------------------------------------------------------------------
 NET INCOME / (LOSS)                                         (26,868)           (25,795)             (3,163)             (10,066)
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
Depreciation and amortization                                  3,610              1,859                 283                  276
---------------------------------------------------------------------------------------------------------------------------------
Interest income / (expense)                                     (433)               587                 (11)                   2
---------------------------------------------------------------------------------------------------------------------------------
Amortization of goodwill                                       8,380             26,720                  --               22,713
---------------------------------------------------------------------------------------------------------------------------------
Income Taxes                                                      --                (20)                 --                   --
---------------------------------------------------------------------------------------------------------------------------------
Restructuring                                                  7,672              2,275                  --                6,766
---------------------------------------------------------------------------------------------------------------------------------
EBITDAR                                                       (7,639)             5,626              (2,890)              19,691
=================================================================================================================================

                                                        L&H APPLICATIONS      L&H MEDICAL       L&H MEDICAL      LONESTAR MEDICAL
                                                         USA (INCLUDING        SOLUTIONS     TRANSCRIPTION USA     TRANSCRIPTION
                                                        GLOBALINK & KESI)     HOLDINGUSA        (OMNI-MED)          USA (E-DOCS)
------------------------------------------------------------------------------------------------------------------------------
Description                                                 YTD 3/31/01       YTD 3/31/01       YTD 3/31/01          YTD 3/31/01
------------------------------------------------------------------------------------------------------------------------------
 REVENUES
------------------------------------------------------------------------------------------------------------------------------
     Product & License                                         2,649              -                    -                    -
------------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                           -              -                    -                    -
------------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                                       459              -                4,826                2,050
------------------------------------------------------------------------------------------------------------------------------
     Intercompany revenue                                          -              -                  197                  537
------------------------------------------------------------------------------------------------------------------------------
           TOTAL REVENUES                                      3,109              -                5,023                2,588
------------------------------------------------------------------------------------------------------------------------------
 Cost of revenues
------------------------------------------------------------------------------------------------------------------------------
     Product & License                                         1,809              -                3,121                1,757
------------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                           -              -                    -                    -
------------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                                         -              -                    -                    -
------------------------------------------------------------------------------------------------------------------------------
     Intercompany Cost of Sales                                  469              -                    -                  333
------------------------------------------------------------------------------------------------------------------------------
           TOTAL COST OF REVENUES                              2,279              -                3,121                2,090
------------------------------------------------------------------------------------------------------------------------------
Gross margin
------------------------------------------------------------------------------------------------------------------------------
     Product & License                                           840              -               (3,121)              (1,757)
------------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                           -              -                    -                    -
------------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                                       459              -                4,826                2,050
------------------------------------------------------------------------------------------------------------------------------
     Intercompany Cost of Sales                                 (469)             -                  197                  204
------------------------------------------------------------------------------------------------------------------------------
     TOTAL GROSS MARGIN                                          830              -                1,902                  498
==============================================================================================================================
 Operating expenses
------------------------------------------------------------------------------------------------------------------------------
      Selling and marketing expenses                           1,955              -                   20                    -
------------------------------------------------------------------------------------------------------------------------------
      Research and development, net                            2,295              -                    -                    -
------------------------------------------------------------------------------------------------------------------------------
      General and adm. expenses                                  554              -                1,197                1,038
------------------------------------------------------------------------------------------------------------------------------
           TOTAL OPERATING EXPENSES                            4,804              -                1,217                1,038
------------------------------------------------------------------------------------------------------------------------------
 Operating profit/(loss)                                      (3,974)             -                  685                 (540)
==============================================================================================================================
 Other expenses/(income)
     -------------------------------------------------------------------------------------------------------------------------
     Restructuring expense                                         -              -                    -                    -
     -------------------------------------------------------------------------------------------------------------------------
     Retention expenses                                           94              -                    -                    -
     -------------------------------------------------------------------------------------------------------------------------
     DIP Financing expenses                                        -              -                    -                    -
     -------------------------------------------------------------------------------------------------------------------------
     Other restructuring expense                                   -              -                   64                   64
------------------------------------------------------------------------------------------------------------------------------
     Other operating expenses / (income)                          29              -                    -                    -
------------------------------------------------------------------------------------------------------------------------------
     GE Capital Interest                                           -              -                    -                    -
------------------------------------------------------------------------------------------------------------------------------
     DIP interest expense                                          -              -                    -                    -
------------------------------------------------------------------------------------------------------------------------------
      Interest expenses                                            1              -                    -                    1
------------------------------------------------------------------------------------------------------------------------------
      Interest (income)                                           (8)             -                  (17)                 (15)
------------------------------------------------------------------------------------------------------------------------------
      Gain on sale of assets                                       -              -                    -                    -
------------------------------------------------------------------------------------------------------------------------------
      Realized exchange (gains)/losses                             -              -                    -                    -
------------------------------------------------------------------------------------------------------------------------------
      Unrealized exchange (gains)/losses                           -              -                    -                    -
------------------------------------------------------------------------------------------------------------------------------
      Amortization of goodwill                                    19              -                  480                  276
------------------------------------------------------------------------------------------------------------------------------
      Intercompany G&A                                             -              -                    -                   (3)
------------------------------------------------------------------------------------------------------------------------------
           TOTAL OTHER EXPENSES/(INCOME)                         134              -                  526                  323
------------------------------------------------------------------------------------------------------------------------------
 Profit/(loss) before income taxes                            (4,108)             -                  159                 (863)
==============================================================================================================================
 Income taxes
------------------------------------------------------------------------------------------------------------------------------
      Provision for income taxes                                   -              -                   12                    1
------------------------------------------------------------------------------------------------------------------------------
           TOTAL INCOME TAXES                                      -              -                   12                    1
------------------------------------------------------------------------------------------------------------------------------
 NET INCOME / (LOSS)                                          (4,108)             -                  147                 (864)
==============================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
Depreciation and amortization                                    377              -                  145                  332
------------------------------------------------------------------------------------------------------------------------------
Interest income / (expense)                                       (7)             -                  (17)                 (14)
------------------------------------------------------------------------------------------------------------------------------
Amortization of goodwill                                          19              -                  480                  276
------------------------------------------------------------------------------------------------------------------------------
Income Taxes                                                       -              -                  (12)                  (1)
------------------------------------------------------------------------------------------------------------------------------
Restructuring                                                     94              -                   64                   64
------------------------------------------------------------------------------------------------------------------------------
EBITDAR                                                       (3,625)             -                  806                 (207)
==============================================================================================================================

                                                 L&H MEDICAL                                                        LINGUISTIC
                                                TRANSCRIPTION         L&H LINGUISTICS    L&H            L&H        TECHNOLOGIES,
                                                SERVICES, INC.           USA, INC.      APPTEK       JAPAN, INC.     INC (LTI)
-----------------------------------------------------------------------------------------------------------------------------
Description                                       YTD 3/31/01            YTD 3/31/01  YTD 3/31/01    YTD 3/31/01     YTD 3/31/01
-----------------------------------------------------------------------------------------------------------------------------
 REVENUES
-----------------------------------------------------------------------------------------------------------------------------
     Product & License                                   -                  163           618            287               -
-----------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                 -                    -             -              -               -
-----------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                           5,271                   98             -              -               -
-----------------------------------------------------------------------------------------------------------------------------
     Intercompany revenue                              161                    -           154              -               -
-----------------------------------------------------------------------------------------------------------------------------
           TOTAL REVENUES                            5,432                  260           772            287               -
-----------------------------------------------------------------------------------------------------------------------------
 Cost of revenues
-----------------------------------------------------------------------------------------------------------------------------
     Product & License                               3,233                    -           431            179               -
-----------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                 -                    -             -              -               -
-----------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                               -                    -             -              -               -
-----------------------------------------------------------------------------------------------------------------------------
     Intercompany Cost of Sales                         57                    -            36              -               -
-----------------------------------------------------------------------------------------------------------------------------
           TOTAL COST OF REVENUES                    3,290                    -           467            179               -
-----------------------------------------------------------------------------------------------------------------------------
Gross margin
-----------------------------------------------------------------------------------------------------------------------------
     Product & License                              (3,233)                 163           187            108               -
-----------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                 -                    -             -              -               -
-----------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                           5,271                   98             -              -               -
-----------------------------------------------------------------------------------------------------------------------------
     Intercompany Cost of Sales                        104                    -           118              -               -
-----------------------------------------------------------------------------------------------------------------------------
     TOTAL GROSS MARGIN                              2,142                  260           305            108               -
=============================================================================================================================
 Operating expenses
-----------------------------------------------------------------------------------------------------------------------------
      Selling and marketing expenses                     -                    3           173              6               -
-----------------------------------------------------------------------------------------------------------------------------
      Research and development, net                      -                   44             -              -               -
-----------------------------------------------------------------------------------------------------------------------------
      General and adm. expenses                      2,054                    -           182            723             102
-----------------------------------------------------------------------------------------------------------------------------
           TOTAL OPERATING EXPENSES                  2,054                   47           355            729             102
-----------------------------------------------------------------------------------------------------------------------------
 Operating profit/(loss)                                88                  214           (50)          (622)           (102)
=============================================================================================================================
 Other expenses/(income)
     ------------------------------------------------------------------------------------------------------------------------
     Restructuring expense                               -                    -             -              -               -
     ------------------------------------------------------------------------------------------------------------------------
     Retention expenses                                  -                    -             -              -               -
     ------------------------------------------------------------------------------------------------------------------------
     DIP Financing expenses                              -                    -             -              -               -
     ------------------------------------------------------------------------------------------------------------------------
     Other restructuring expense                        63                    -             -              -               -
-----------------------------------------------------------------------------------------------------------------------------
     Other operating expenses / (income)                 -                    0            12             38               -
-----------------------------------------------------------------------------------------------------------------------------
     GE Capital Interest                                 -                    -             -              -               -
-----------------------------------------------------------------------------------------------------------------------------
     DIP interest expense                                -                    -             -              -               -
-----------------------------------------------------------------------------------------------------------------------------
      Interest expenses                                  -                    -             -              -               -
-----------------------------------------------------------------------------------------------------------------------------
      Interest (income)                                 (5)                  (2)           (1)             5               -
-----------------------------------------------------------------------------------------------------------------------------
      Gain on sale of assets                             -                    -             -              -               -
-----------------------------------------------------------------------------------------------------------------------------
      Realized exchange (gains)/losses                   -                    -             -             (0)              -
-----------------------------------------------------------------------------------------------------------------------------
      Unrealized exchange (gains)/losses                 -                    -             -              -               -
-----------------------------------------------------------------------------------------------------------------------------
      Amortization of goodwill                         391                    -             -              -               1
-----------------------------------------------------------------------------------------------------------------------------
      Intercompany G&A                                   -                    -             -              -               -
-----------------------------------------------------------------------------------------------------------------------------
           TOTAL OTHER EXPENSES/(INCOME)               449                   (2)           12             43               1
-----------------------------------------------------------------------------------------------------------------------------
 Profit/(loss) before income taxes                    (361)                 216           (61)          (664)           (103)
=============================================================================================================================
 Income taxes
-----------------------------------------------------------------------------------------------------------------------------
      Provision for income taxes                         2                    -             -              6               1
-----------------------------------------------------------------------------------------------------------------------------
           TOTAL INCOME TAXES                            2                    -             -              6               1
-----------------------------------------------------------------------------------------------------------------------------
 NET INCOME / (LOSS)                                  (363)                 216           (61)          (670)           (104)
=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
Depreciation and amortization                          268                   39             -             31              28
-----------------------------------------------------------------------------------------------------------------------------
Interest income / (expense)                             (5)                  (2)           (1)             5               -
-----------------------------------------------------------------------------------------------------------------------------
Amortization of goodwill                               391                    -             -              -               1
-----------------------------------------------------------------------------------------------------------------------------
Income Taxes                                            (2)                   -             -             (6)             (1)
-----------------------------------------------------------------------------------------------------------------------------
Restructuring                                           63                    -             -              -               -
-----------------------------------------------------------------------------------------------------------------------------
EBITDAR                                                353                  253           (62)          (640)            (76)
=============================================================================================================================

                                                            INTERACTIVE                               L&H
                                                              SYSTEMS,              L&H              FRANCE            L&H CC
                                                                INC.              HOLDINGS            SARL              CVBA
----------------------------------------------------------------------------------------------------------------------------
Description                                                 YTD 3/31/01          YTD 3/31/01       YTD 3/31/01      YTD 3/31/01
----------------------------------------------------------------------------------------------------------------------------
 REVENUES
----------------------------------------------------------------------------------------------------------------------------
     Product & License                                             3                  -                 56                -
----------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                           -                  -                  -                -
----------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                                       448                  -                  -                -
----------------------------------------------------------------------------------------------------------------------------
     Intercompany revenue                                          -                  -                  -                -
----------------------------------------------------------------------------------------------------------------------------
           TOTAL REVENUES                                        450                  -                 56                -
----------------------------------------------------------------------------------------------------------------------------
 Cost of revenues
----------------------------------------------------------------------------------------------------------------------------
     Product & License                                             -                  -                  -                -
----------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                           -                  -                  -                -
----------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                                         -                  -                  -                -
----------------------------------------------------------------------------------------------------------------------------
     Intercompany Cost of Sales                                    -                  -                  -                -
----------------------------------------------------------------------------------------------------------------------------
           TOTAL COST OF REVENUES                                  -                  -                  -                -
----------------------------------------------------------------------------------------------------------------------------
Gross margin
----------------------------------------------------------------------------------------------------------------------------
     Product & License                                             3                  -                 56                -
----------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                           -                  -                  -                -
----------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                                       448                  -                  -                -
----------------------------------------------------------------------------------------------------------------------------
     Intercompany Cost of Sales                                    -                  -                  -                -
----------------------------------------------------------------------------------------------------------------------------
     TOTAL GROSS MARGIN                                          450                  -                 56                -
============================================================================================================================
 Operating expenses
----------------------------------------------------------------------------------------------------------------------------
      Selling and marketing expenses                               -                  -                224                -
----------------------------------------------------------------------------------------------------------------------------
      Research and development, net                              268                  -                  -                -
----------------------------------------------------------------------------------------------------------------------------
      General and adm. expenses                                    -                  -                221               40
----------------------------------------------------------------------------------------------------------------------------
           TOTAL OPERATING EXPENSES                              268                  -                445               40
----------------------------------------------------------------------------------------------------------------------------
 Operating profit/(loss)                                         182                  -               (388)             (40)
============================================================================================================================
 Other expenses/(income)
     -----------------------------------------------------------------------------------------------------------------------
     Restructuring expense                                         -                  -                  -                -
     -----------------------------------------------------------------------------------------------------------------------
     Retention expenses                                            -                  -                  -                -
     -----------------------------------------------------------------------------------------------------------------------
     DIP Financing expenses                                        -                  -                  -                -
     -----------------------------------------------------------------------------------------------------------------------
     Other restructuring expense                                   -                  -                  -                -
----------------------------------------------------------------------------------------------------------------------------
     Other operating expenses / (income)                           -                  -                 (2)               0
----------------------------------------------------------------------------------------------------------------------------
     GE Capital Interest                                           -                  -                  -                -
----------------------------------------------------------------------------------------------------------------------------
     DIP interest expense                                          -                  -                  -                -
----------------------------------------------------------------------------------------------------------------------------
      Interest expenses                                            -                  -                  -                0
----------------------------------------------------------------------------------------------------------------------------
      Interest (income)                                           (0)                 -                  -             (706)
----------------------------------------------------------------------------------------------------------------------------
      Gain on sale of assets                                       -                  -                  -                -
----------------------------------------------------------------------------------------------------------------------------
      Realized exchange (gains)/losses                             -                  -                  -                -
----------------------------------------------------------------------------------------------------------------------------
      Unrealized exchange (gains)/losses                           -                  -                  -                -
----------------------------------------------------------------------------------------------------------------------------
      Amortization of goodwill                                     -                  -                  -                -
----------------------------------------------------------------------------------------------------------------------------
      Intercompany G&A                                             -                  -                  -                -
----------------------------------------------------------------------------------------------------------------------------
           TOTAL OTHER EXPENSES/(INCOME)                          (0)                 -                 (2)            (706)
----------------------------------------------------------------------------------------------------------------------------
 Profit/(loss) before income taxes                               182                  -               (386)             666
============================================================================================================================
 Income taxes
----------------------------------------------------------------------------------------------------------------------------
      Provision for income taxes                                   -                  -                 (5)               -
----------------------------------------------------------------------------------------------------------------------------
           TOTAL INCOME TAXES                                      -                  -                 (5)               -
----------------------------------------------------------------------------------------------------------------------------
 NET INCOME / (LOSS)                                             182                  -               (381)             666
============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
Depreciation and amortization                                      -                  -                  -                -
----------------------------------------------------------------------------------------------------------------------------
Interest income / (expense)                                       (0)                 -                  -             (706)
----------------------------------------------------------------------------------------------------------------------------
Amortization of goodwill                                           -                  -                  -                -
----------------------------------------------------------------------------------------------------------------------------
Income Taxes                                                       -                  -                  5                -
----------------------------------------------------------------------------------------------------------------------------
Restructuring                                                      -                  -                  -                -
----------------------------------------------------------------------------------------------------------------------------
EBITDAR                                                          182                  -               (376)             (40)
============================================================================================================================

                                                                                                   INTERCOMPANY
                                                            OTHER                SUB                ELIMINATION
                                                          COMPANIES              TOTAL                ENTRIES              TOTAL
----------------------------------------------------------------------------------------------------------------------------------
Description                                               YTD 3/31/01         YTD 3/31/01                               YTD 3/31/01
----------------------------------------------------------------------------------------------------------------------------------
 REVENUES
----------------------------------------------------------------------------------------------------------------------------------
     Product & License                                        964                41,602                    -               41,602
----------------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                        -                   914                    -                  914
----------------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                                    448                39,452                    -               39,452
----------------------------------------------------------------------------------------------------------------------------------
     Intercompany revenue                                     154                 1,521               (1,521)                   -
----------------------------------------------------------------------------------------------------------------------------------
           TOTAL REVENUES                                   1,566                83,489               (1,521)              81,969
----------------------------------------------------------------------------------------------------------------------------------
 Cost of revenues
----------------------------------------------------------------------------------------------------------------------------------
     Product & License                                        610                24,714                    -               24,714
----------------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                        -                     -                    -                    -
----------------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                                      -                13,481                    -               13,481
----------------------------------------------------------------------------------------------------------------------------------
     Intercompany Cost of Sales                                36                 1,082               (1,082)                   -
----------------------------------------------------------------------------------------------------------------------------------
           TOTAL COST OF REVENUES                             646                39,277               (1,082)              38,195
----------------------------------------------------------------------------------------------------------------------------------
Gross margin
----------------------------------------------------------------------------------------------------------------------------------
     Product & License                                        354                16,888                    -               16,888
----------------------------------------------------------------------------------------------------------------------------------
     Recurring Royalties                                        -                   914                    -                  914
----------------------------------------------------------------------------------------------------------------------------------
     Service Based Revenue                                    448                25,971                    -               25,971
----------------------------------------------------------------------------------------------------------------------------------
     Intercompany Cost of Sales                               118                   438                 (438)                   -
----------------------------------------------------------------------------------------------------------------------------------
     TOTAL GROSS MARGIN                                       920                44,212                 (438)              43,774
==================================================================================================================================
 Operating expenses
----------------------------------------------------------------------------------------------------------------------------------
      Selling and marketing expenses                          403                18,372                    -               18,372
----------------------------------------------------------------------------------------------------------------------------------
      Research and development, net                           268                21,278                    -               21,278
----------------------------------------------------------------------------------------------------------------------------------
      General and adm. expenses                             1,268                17,926                    -               17,926
----------------------------------------------------------------------------------------------------------------------------------
           TOTAL OPERATING EXPENSES                         1,939                57,576                    -               57,576
----------------------------------------------------------------------------------------------------------------------------------
 Operating profit/(loss)                                   (1,020)              (13,364)                (438)             (13,802)
==================================================================================================================================
 Other expenses/(income)
     -----------------------------------------------------------------------------------------------------------------------------
     Restructuring expense                                      -                20,000                    -               20,000
     -----------------------------------------------------------------------------------------------------------------------------
     Retention expenses                                         -                 1,032                    -                1,032
     -----------------------------------------------------------------------------------------------------------------------------
     DIP Financing expenses                                     -                   270                    -                  270
     -----------------------------------------------------------------------------------------------------------------------------
     Other restructuring expense                                -                (4,304)                   -               (4,304)
----------------------------------------------------------------------------------------------------------------------------------
     Other operating expenses / (income)                       48                   428                    -                  428
----------------------------------------------------------------------------------------------------------------------------------
     GE Capital Interest                                        -                   171                    -                  171
----------------------------------------------------------------------------------------------------------------------------------
     DIP interest expense                                       -                   355                    -                  355
----------------------------------------------------------------------------------------------------------------------------------
      Interest expenses                                         0                   237                    -                  237
----------------------------------------------------------------------------------------------------------------------------------
      Interest (income)                                      (701)               (1,195)                   -               (1,195)
----------------------------------------------------------------------------------------------------------------------------------
      Gain on sale of assets                                    -               (18,505)                   -              (18,505)
----------------------------------------------------------------------------------------------------------------------------------
      Realized exchange (gains)/losses                         (0)                 (170)                   -                 (170)
----------------------------------------------------------------------------------------------------------------------------------
      Unrealized exchange (gains)/losses                        -                     -                    -                    -
----------------------------------------------------------------------------------------------------------------------------------
      Amortization of goodwill                                  1                58,981                    -               58,981
----------------------------------------------------------------------------------------------------------------------------------
      Intercompany G&A                                          -                   535                 (535)                   -
----------------------------------------------------------------------------------------------------------------------------------
           TOTAL OTHER EXPENSES/(INCOME)                     (653)               57,833                 (535)              57,298
----------------------------------------------------------------------------------------------------------------------------------
 Profit/(loss) before income taxes                           (367)              (71,197)                  96              (71,101)
==================================================================================================================================
 Income taxes
----------------------------------------------------------------------------------------------------------------------------------
      Provision for income taxes                                1                    36                    -                   36
----------------------------------------------------------------------------------------------------------------------------------
           TOTAL INCOME TAXES                                   1                    36                    -                   36
----------------------------------------------------------------------------------------------------------------------------------
 NET INCOME / (LOSS)                                         (368)              (71,233)                  96              (71,136)
==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
Depreciation and amortization                                  59                 7,248                    -                7,248
----------------------------------------------------------------------------------------------------------------------------------
Interest income / (expense)                                  (702)                 (602)                   -                 (602)
----------------------------------------------------------------------------------------------------------------------------------
Amortization of goodwill                                        1                58,981                    -               58,981
----------------------------------------------------------------------------------------------------------------------------------
Income Taxes                                                   (1)                  (36)                   -                  (36)
----------------------------------------------------------------------------------------------------------------------------------
Restructuring                                                   -                16,998                    -               16,998
----------------------------------------------------------------------------------------------------------------------------------
EBITDAR                                                    (1,011)               11,356                   96               11,452
==================================================================================================================================

LERNOUT & HAUSPIE
STATEMENT OF OPERATIONS
FOR THE ONE MONTH PERIOD ENDED MARCH 31, 2001
Unaudited schedules prepared by management for discussions purposes only Confidential

                                                                                        L&H HOLDINGS
                                                                                          USA, INC.     L&H APPLICATIONS
                                                            DICTAPHONE                     (DRAGON       USA (INCLUDING
                                                 L&H NV     CORPORATION      L&H USA     SYSTEMS, INC.)  GLOBALINK & KESI)
---------------------------------------------------------------------------------------------------------------------------
Description                                    31-MAR-01    31-MAR-01      31-MAR-01      31-MAR-01       31-MAR-01
---------------------------------------------------------------------------------------------------------------------------
 REVENUES
---------------------------------------------------------------------------------------------------------------------------
       Product & License                        1,008,696   17,229,000       305,562     2,645,466      1,034,274
---------------------------------------------------------------------------------------------------------------------------
       Recurring Royalties                        173,817            -       466,014        44,365              -
---------------------------------------------------------------------------------------------------------------------------
       Service Based Revenue                       58,488    8,041,000       217,364             -        115,359
---------------------------------------------------------------------------------------------------------------------------
       Intercompany revenue                       (73,000)       2,000             -       156,460              -
---------------------------------------------------------------------------------------------------------------------------
             TOTAL REVENUES                     1,168,001   25,272,000       988,940     2,846,291      1,149,633
---------------------------------------------------------------------------------------------------------------------------
 Cost of revenues
---------------------------------------------------------------------------------------------------------------------------
       Product & License                          289,065    9,084,000       115,548       463,253      1,298,116
---------------------------------------------------------------------------------------------------------------------------
       Recurring Royalties                              -            -             -             -              -
---------------------------------------------------------------------------------------------------------------------------
       Service Based Revenue                            -    3,255,000             -             -              -
---------------------------------------------------------------------------------------------------------------------------
       Intercompany Cost of Sales                       -      187,000      (113,549)            -        156,460
---------------------------------------------------------------------------------------------------------------------------
             TOTAL COST OF REVENUES               289,065   12,526,000         1,999       463,253      1,454,576
---------------------------------------------------------------------------------------------------------------------------
Gross margin
---------------------------------------------------------------------------------------------------------------------------
       Product & License                          719,631    8,145,000       190,014     2,182,213       (263,841)
---------------------------------------------------------------------------------------------------------------------------
       Recurring Royalties                        173,817            -       466,014        44,365              -
---------------------------------------------------------------------------------------------------------------------------
       Service Based Revenue                       58,488    4,786,000       217,364             -        115,359
---------------------------------------------------------------------------------------------------------------------------
       Intercompany Cost of Sales                 (73,000)    (185,000)      113,549       156,460       (156,460)
---------------------------------------------------------------------------------------------------------------------------
       TOTAL GROSS MARGIN                         878,936   12,746,000       986,941     2,383,038       (304,943)
===========================================================================================================================
 Operating expenses
---------------------------------------------------------------------------------------------------------------------------
        Selling and marketing expenses            538,936    3,553,000       362,333       675,480        290,433
---------------------------------------------------------------------------------------------------------------------------
        Research and development, net           4,934,974    1,315,000       391,775     1,156,560        824,433
---------------------------------------------------------------------------------------------------------------------------
        General and adm. expenses               1,713,340    3,134,100       248,946       332,560        289,523
---------------------------------------------------------------------------------------------------------------------------
             TOTAL OPERATING EXPENSES           7,187,250    8,002,100     1,003,054     2,164,600      1,404,388
---------------------------------------------------------------------------------------------------------------------------
 Operating profit/(loss)                       (6,308,314)   4,743,900       (16,113)      218,438     (1,709,331)
===========================================================================================================================
 Other expenses/(income)
---------------------------------------------------------------------------------------------------------------------------
       Restructuring expense                     (520,000)           -             -             -              -
       --------------------------------------------------------------------------------------------------------------------
       Retention expenses                               -      313,679             -             -              -
       --------------------------------------------------------------------------------------------------------------------
       DIP Financing expenses                           -      269,946             -             -              -
       --------------------------------------------------------------------------------------------------------------------
       Other restructuring expense                      -            -             -             -              -
---------------------------------------------------------------------------------------------------------------------------
       Other operating expenses / (income)         70,445            -         1,800       154,705         11,003
---------------------------------------------------------------------------------------------------------------------------
       GE Capital Interest                              -       21,000             -             -              -
---------------------------------------------------------------------------------------------------------------------------
       DIP interest expense                             -      315,583             -             -              -
---------------------------------------------------------------------------------------------------------------------------
        Interest expenses                         136,000       14,417          (281)        2,123            326
---------------------------------------------------------------------------------------------------------------------------
        Interest (income)                        (276,728)     (27,000)       (3,582)        1,832         (2,815)
---------------------------------------------------------------------------------------------------------------------------
        Gain on sale of assets                          -            -             -   (18,505,409)             -
---------------------------------------------------------------------------------------------------------------------------
        Realized exchange (gains)/losses         (172,386)       1,000             -             -              -
---------------------------------------------------------------------------------------------------------------------------
        Unrealized exchange (gains)/losses              -            -             -             -              -
---------------------------------------------------------------------------------------------------------------------------
        Amortization of goodwill                4,156,757    8,493,000             -     7,571,000          6,250
---------------------------------------------------------------------------------------------------------------------------
        Intercompany G&A                                -            -             -             -              -
---------------------------------------------------------------------------------------------------------------------------
             TOTAL OTHER EXPENSES/(INCOME)      3,394,088    9,401,625        (2,063)  (10,775,749)        14,764
---------------------------------------------------------------------------------------------------------------------------
 Profit/(loss) before income taxes             (9,702,402)  (4,657,725)      (14,050)   10,994,187     (1,724,094)
===========================================================================================================================
 Income taxes
---------------------------------------------------------------------------------------------------------------------------
        Provision for income taxes                      -     (107,000)            -             -              -
---------------------------------------------------------------------------------------------------------------------------
             TOTAL INCOME TAXES                         -     (107,000)            -             -              -
---------------------------------------------------------------------------------------------------------------------------
 NET INCOME / (LOSS)                           (9,702,402)  (4,550,725)      (14,050)   10,994,187     (1,724,094)
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
Depreciation and amortization                   3,426,465      519,000        19,952        78,608        117,475
---------------------------------------------------------------------------------------------------------------------------
Interest income / (expense)                      (313,114)     325,000        (3,863)        3,955         (2,489)
---------------------------------------------------------------------------------------------------------------------------
Amortization of goodwill                        4,156,757    8,493,000             -     7,571,000          6,250
---------------------------------------------------------------------------------------------------------------------------
Income Taxes                                            -      107,000             -             -              -
---------------------------------------------------------------------------------------------------------------------------
Restructuring                                    (520,000)     583,625             -             -              -
---------------------------------------------------------------------------------------------------------------------------
EBITDAR                                        (2,952,294)   5,476,900         2,039    18,647,750     (1,602,859)
===========================================================================================================================

                                              L&H MEDICAL     L&H MEDICAL      LONESTAR MEDICAL   L&H MEDICAL
                                               SOLUTIONS   TRANSCRIPTION USA     TRANSCRIPTION    TRANSCRIPTION    L&H LINGUISTICS
                                              HOLDINGUSA      (OMNI-MED)          USA (E-DOCS)    SERVICES, INC.       USA, INC.
---------------------------------------------------------  ------------------------------------------------------------------------
Description                                     31-MAR-01   31-MAR-01             31-MAR-01       31-MAR-01         31-MAR-01
-----------------------------------------------------------------------------------------------------------------------------------
 REVENUES
-----------------------------------------------------------------------------------------------------------------------------------
       Product & License                          -                  -                    -                -             104,000
-----------------------------------------------------------------------------------------------------------------------------------
       Recurring Royalties                        -                  -                    -                -                   -
-----------------------------------------------------------------------------------------------------------------------------------
       Service Based Revenue                      -          1,623,012              657,906        1,577,624              97,919
-----------------------------------------------------------------------------------------------------------------------------------
       Intercompany revenue                       -            131,730              202,742          160,990                   -
-----------------------------------------------------------------------------------------------------------------------------------
             TOTAL REVENUES                       -          1,754,742              860,648        1,738,614             201,919
-----------------------------------------------------------------------------------------------------------------------------------
 Cost of revenues
-----------------------------------------------------------------------------------------------------------------------------------
       Product & License                          -          1,027,761              548,971        1,065,087                   -
-----------------------------------------------------------------------------------------------------------------------------------
       Recurring Royalties                        -                  -                    -                -                   -
-----------------------------------------------------------------------------------------------------------------------------------
       Service Based Revenue                      -                  -                    -                -                   -
-----------------------------------------------------------------------------------------------------------------------------------
       Intercompany Cost of Sales                 -                  -              192,777           52,680                   -
-----------------------------------------------------------------------------------------------------------------------------------
             TOTAL COST OF REVENUES               -          1,027,761              741,748        1,117,767                   -
-----------------------------------------------------------------------------------------------------------------------------------
Gross margin
-----------------------------------------------------------------------------------------------------------------------------------
       Product & License                          -         (1,027,761)            (548,971)      (1,065,087)            104,000
-----------------------------------------------------------------------------------------------------------------------------------
       Recurring Royalties                        -                  -                    -                -                   -
-----------------------------------------------------------------------------------------------------------------------------------
       Service Based Revenue                      -          1,623,012              657,906        1,577,624              97,919
-----------------------------------------------------------------------------------------------------------------------------------
       Intercompany Cost of Sales                 -            131,730                9,965          108,310                   -
-----------------------------------------------------------------------------------------------------------------------------------
       TOTAL GROSS MARGIN                         -            726,981              118,900          620,847             201,919
===================================================================================================================================
 Operating expenses
-----------------------------------------------------------------------------------------------------------------------------------
        Selling and marketing expenses            -                476                    -                -                 796
-----------------------------------------------------------------------------------------------------------------------------------
        Research and development, net             -                  -                    -                -              12,948
-----------------------------------------------------------------------------------------------------------------------------------
        General and adm. expenses                 -            117,666               53,527          471,209                  (4)
-----------------------------------------------------------------------------------------------------------------------------------
             TOTAL OPERATING EXPENSES             -            118,142               53,527          471,209              13,739
-----------------------------------------------------------------------------------------------------------------------------------
 Operating profit/(loss)                          -            608,839               65,373          149,638             188,180
===================================================================================================================================
 Other expenses/(income)
-----------------------------------------------------------------------------------------------------------------------------------
       Restructuring expense                      -                  -                    -                -                   -
       ----------------------------------------------------------------------------------------------------------------------------
       Retention expenses                         -                  -                    -                -                   -
       ----------------------------------------------------------------------------------------------------------------------------
       DIP Financing expenses                     -                  -                    -                -                   -
       ----------------------------------------------------------------------------------------------------------------------------
       Other restructuring expense                -                  -                    -                -                   -
-----------------------------------------------------------------------------------------------------------------------------------
       Other operating expenses / (income)        -                  -                    -                -                   4
-----------------------------------------------------------------------------------------------------------------------------------
       GE Capital Interest                        -                  -                    -                -                   -
-----------------------------------------------------------------------------------------------------------------------------------
       DIP interest expense                       -                  -                    -                -                   -
-----------------------------------------------------------------------------------------------------------------------------------
        Interest expenses                         -                  -                  231                -                   -
-----------------------------------------------------------------------------------------------------------------------------------
        Interest (income)                         -             (5,954)              (4,239)              (0)               (433)
-----------------------------------------------------------------------------------------------------------------------------------
        Gain on sale of assets                    -                  -                    -                -                   -
-----------------------------------------------------------------------------------------------------------------------------------
        Realized exchange (gains)/losses          -                  -                    -                -                   -
-----------------------------------------------------------------------------------------------------------------------------------
        Unrealized exchange (gains)/losses        -                  -                    -                -                   -
-----------------------------------------------------------------------------------------------------------------------------------
        Amortization of goodwill                  -            479,948              276,228          391,000                   -
-----------------------------------------------------------------------------------------------------------------------------------
        Intercompany G&A                          -                  -               (3,444)               -                   -
-----------------------------------------------------------------------------------------------------------------------------------
             TOTAL OTHER EXPENSES/(INCOME)        -            473,994              268,777          391,000                (429)
-----------------------------------------------------------------------------------------------------------------------------------
 Profit/(loss) before income taxes                -            134,845             (203,404)        (241,361)            188,609
===================================================================================================================================
 Income taxes
-----------------------------------------------------------------------------------------------------------------------------------
        Provision for income taxes                -             11,904                  796            1,660                   -
-----------------------------------------------------------------------------------------------------------------------------------
             TOTAL INCOME TAXES                   -             11,904                  796            1,660                   -
-----------------------------------------------------------------------------------------------------------------------------------
 NET INCOME / (LOSS)                              -            122,941             (204,200)        (243,021)            188,609
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
Depreciation and amortization                     -             49,108              331,903           91,169              12,947
-----------------------------------------------------------------------------------------------------------------------------------
Interest income / (expense)                       -             (5,954)              (4,007)              (0)               (433)
-----------------------------------------------------------------------------------------------------------------------------------
Amortization of goodwill                          -            479,948              276,228          391,000                   -
-----------------------------------------------------------------------------------------------------------------------------------
Income Taxes                                      -            (11,904)                (796)          (1,660)                  -
-----------------------------------------------------------------------------------------------------------------------------------
Restructuring                                     -                  -                    -                -                   -
-----------------------------------------------------------------------------------------------------------------------------------
EBITDAR                                           -            634,139              399,128          237,487             201,123
===================================================================================================================================

                                                                           LINGUISTIC  INTERACTIVE                         L&H
                                               L&H          L&H          TECHNOLOGIES,  SYSTEMS,                         FRANCE
                                               APPTEK     JAPAN, INC.      INC (LTI)     INC.           L&H HOLDINGS      SARL
-----------------------------------------------------------------------------------------------------------------------------------
Description                                  31-MAR-01    31-MAR-01       31-MAR-01    31-MAR-01        31-MAR-01       31-MAR-01
-----------------------------------------------------------------------------------------------------------------------------------
 REVENUES
-----------------------------------------------------------------------------------------------------------------------------------
       Product & License                     142,760              -               -        1,588                -            -
-----------------------------------------------------------------------------------------------------------------------------------
       Recurring Royalties                         -              -               -            -                -            -
-----------------------------------------------------------------------------------------------------------------------------------
       Service Based Revenue                       -              -               -      447,794                -            -
-----------------------------------------------------------------------------------------------------------------------------------
       Intercompany revenue                   35,460              -               -            -                -            -
-----------------------------------------------------------------------------------------------------------------------------------
             TOTAL REVENUES                  178,220              -               -      449,382                -            -
-----------------------------------------------------------------------------------------------------------------------------------
 Cost of revenues
-----------------------------------------------------------------------------------------------------------------------------------
       Product & License                     165,123              -               -            -                -            -
-----------------------------------------------------------------------------------------------------------------------------------
       Recurring Royalties                         -              -               -            -                -            -
-----------------------------------------------------------------------------------------------------------------------------------
       Service Based Revenue                       -              -               -            -                -            -
-----------------------------------------------------------------------------------------------------------------------------------
       Intercompany Cost of Sales             15,205              -               -            -                -            -
-----------------------------------------------------------------------------------------------------------------------------------
             TOTAL COST OF REVENUES          180,328              -               -            -                -            -
-----------------------------------------------------------------------------------------------------------------------------------
Gross margin
-----------------------------------------------------------------------------------------------------------------------------------
       Product & License                     (22,363)             -               -        1,588                -            -
-----------------------------------------------------------------------------------------------------------------------------------
       Recurring Royalties                         -              -               -            -                -            -
-----------------------------------------------------------------------------------------------------------------------------------
       Service Based Revenue                       -              -               -      447,794                -            -
-----------------------------------------------------------------------------------------------------------------------------------
       Intercompany Cost of Sales             20,255              -               -            -                -            -
-----------------------------------------------------------------------------------------------------------------------------------
       TOTAL GROSS MARGIN                     (2,108)             -               -      449,382                -            -
===================================================================================================================================
 Operating expenses
-----------------------------------------------------------------------------------------------------------------------------------
        Selling and marketing expenses        47,027          2,071               -            -                -       74,559
-----------------------------------------------------------------------------------------------------------------------------------
        Research and development, net              -              -               -      117,862                -            -
-----------------------------------------------------------------------------------------------------------------------------------
        General and adm. expenses             54,802        241,032          37,760            -                -       73,657
-----------------------------------------------------------------------------------------------------------------------------------
             TOTAL OPERATING EXPENSES        101,829        243,102          37,760      117,862                -      148,216
-----------------------------------------------------------------------------------------------------------------------------------
 Operating profit/(loss)                    (103,937)      (243,102)        (37,760)     331,520                -     (148,216)
===================================================================================================================================
 Other expenses/(income)
-----------------------------------------------------------------------------------------------------------------------------------
       Restructuring expense                       -              -               -            -                -            -
       ----------------------------------------------------------------------------------------------------------------------------
       Retention expenses                          -              -               -            -                -            -
       ----------------------------------------------------------------------------------------------------------------------------
       DIP Financing expenses                      -              -               -            -                -            -
       ----------------------------------------------------------------------------------------------------------------------------
       Other restructuring expense                 -              -               -            -                -            -
-----------------------------------------------------------------------------------------------------------------------------------
       Other operating expenses / (income)       217         12,568               1          875                -         (769)
-----------------------------------------------------------------------------------------------------------------------------------
       GE Capital Interest                         -              -               -            -                -            -
-----------------------------------------------------------------------------------------------------------------------------------
       DIP interest expense                        -              -               -            -                -            -
-----------------------------------------------------------------------------------------------------------------------------------
        Interest expenses                          -              -               -            -                -            -
-----------------------------------------------------------------------------------------------------------------------------------
        Interest (income)                       (150)         1,760               -           (0)               -            -
-----------------------------------------------------------------------------------------------------------------------------------
        Gain on sale of assets                     -              -               -            -                -            -
-----------------------------------------------------------------------------------------------------------------------------------
        Realized exchange (gains)/losses           -           (101)              -            -                -            -
-----------------------------------------------------------------------------------------------------------------------------------
        Unrealized exchange (gains)/losses         -              -               -            -                -            -
-----------------------------------------------------------------------------------------------------------------------------------
        Amortization of goodwill                   -              -           1,460            -                -            -
-----------------------------------------------------------------------------------------------------------------------------------
        Intercompany G&A                           -              -               -            -                -            -
-----------------------------------------------------------------------------------------------------------------------------------
             TOTAL OTHER EXPENSES/(INCOME)        67         14,228           1,461          875                -         (769)
-----------------------------------------------------------------------------------------------------------------------------------
 Profit/(loss) before income taxes          (104,004)      (257,330)        (39,221)     330,645                -     (147,447)
===================================================================================================================================
 Income taxes
-----------------------------------------------------------------------------------------------------------------------------------
        Provision for income taxes                 -          1,853           1,000            -                -       (1,715)
-----------------------------------------------------------------------------------------------------------------------------------
             TOTAL INCOME TAXES                    -          1,853           1,000            -                -       (1,715)
-----------------------------------------------------------------------------------------------------------------------------------
 NET INCOME / (LOSS)                        (104,004)      (259,183)        (40,221)     330,645                -     (145,732)
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
Depreciation and amortization                      -         10,291           9,300            -                -            -
-----------------------------------------------------------------------------------------------------------------------------------
Interest income / (expense)                     (150)         1,660               -           (0)               -            -
-----------------------------------------------------------------------------------------------------------------------------------
Amortization of goodwill                           -              -           1,460            -                -            -
-----------------------------------------------------------------------------------------------------------------------------------
Income Taxes                                       -         (5,559)         (1,000)           -                -        5,145
-----------------------------------------------------------------------------------------------------------------------------------
Restructuring                                      -              -               -            -                -            -
-----------------------------------------------------------------------------------------------------------------------------------
EBITDAR                                     (104,154)      (252,791)        (30,461)     330,645                -     (140,587)
===================================================================================================================================

                                                                                                INTERCOMPANY
                                                 L&H CC         OTHER                            ELIMINATION
                                                  CVBA        COMPANIES        SUB TOTAL           ENTRIES             TOTAL
--------------------------------------------------------------------------------------------------------------------------------
Description                                     31-MAR-01      31-MAR-01         31-MAR-01         31-MAR-01          31-MAR-01
--------------------------------------------------------------------------------------------------------------------------------
 REVENUES
--------------------------------------------------------------------------------------------------------------------------------
       Product & License                            -          144,348         22,471,346                  -         22,471,346
--------------------------------------------------------------------------------------------------------------------------------
       Recurring Royalties                          -                -            684,196                  -            684,196
--------------------------------------------------------------------------------------------------------------------------------
       Service Based Revenue                        -          447,794         12,836,466                  -         12,836,466
--------------------------------------------------------------------------------------------------------------------------------
       Intercompany revenue                         -           35,460            616,382           (616,382)                 -
--------------------------------------------------------------------------------------------------------------------------------
             TOTAL REVENUES                         -          627,602         36,608,389           (616,382)        35,992,007
--------------------------------------------------------------------------------------------------------------------------------
 Cost of revenues
--------------------------------------------------------------------------------------------------------------------------------
       Product & License                            -          165,123         14,056,924                  -         14,056,924
--------------------------------------------------------------------------------------------------------------------------------
       Recurring Royalties                          -                -                  -                  -                  -
--------------------------------------------------------------------------------------------------------------------------------
       Service Based Revenue                        -                -          3,255,000                  -          3,255,000
--------------------------------------------------------------------------------------------------------------------------------
       Intercompany Cost of Sales                   -           15,205            490,573           (490,573)                 -
--------------------------------------------------------------------------------------------------------------------------------
             TOTAL COST OF REVENUES                 -          180,328         17,802,497           (490,573)        17,311,924
--------------------------------------------------------------------------------------------------------------------------------
Gross margin                                                                                               -
--------------------------------------------------------------------------------------------------------------------------------
       Product & License                            -          (20,775)         8,414,422                  -          8,414,422
--------------------------------------------------------------------------------------------------------------------------------
       Recurring Royalties                          -                -            684,196                  -            684,196
--------------------------------------------------------------------------------------------------------------------------------
       Service Based Revenue                        -          447,794          9,581,466                  -          9,581,466
--------------------------------------------------------------------------------------------------------------------------------
       Intercompany Cost of Sales                   -           20,255            125,809           (125,809)                 -
--------------------------------------------------------------------------------------------------------------------------------
       TOTAL GROSS MARGIN                           -          447,274         18,805,892           (125,809)        18,680,083
================================================================================================================================
 Operating expenses                                                                                        -
--------------------------------------------------------------------------------------------------------------------------------
        Selling and marketing expenses              -          123,656          5,545,109                  -          5,545,109
--------------------------------------------------------------------------------------------------------------------------------
        Research and development, net               -          117,862          8,753,552                  -          8,753,552
--------------------------------------------------------------------------------------------------------------------------------
        General and adm. expenses              13,301          420,551          6,781,417                  -          6,781,417
--------------------------------------------------------------------------------------------------------------------------------
             TOTAL OPERATING EXPENSES          13,301          662,069         21,080,078                  -         21,080,078
--------------------------------------------------------------------------------------------------------------------------------
 Operating profit/(loss)                      (13,301)        (214,795)        (2,274,185)          (125,809)        (2,399,994)
================================================================================================================================
 Other expenses/(income)                                                                                   -
--------------------------------------------------------------------------------------------------------------------------------
       Restructuring expense                        -                -           (520,000)                 -           (520,000)
       -------------------------------------------------------------------------------------------------------------------------
       Retention expenses                           -                -            313,679                  -            313,679
       -------------------------------------------------------------------------------------------------------------------------
       DIP Financing expenses                       -                -            269,946                  -            269,946
       -------------------------------------------------------------------------------------------------------------------------
       Other restructuring expense                  -                -                  -                  -                  -
--------------------------------------------------------------------------------------------------------------------------------
       Other operating expenses / (income)          3           12,895            250,852                  -            250,852
--------------------------------------------------------------------------------------------------------------------------------
       GE Capital Interest                          -                -             21,000                  -             21,000
--------------------------------------------------------------------------------------------------------------------------------
       DIP interest expense                         -                -            315,583                  -            315,583
--------------------------------------------------------------------------------------------------------------------------------
        Interest expenses                          11               11            152,827                  -            152,827
--------------------------------------------------------------------------------------------------------------------------------
        Interest (income)                       2,791            4,401           (314,519)                 -           (314,519)
--------------------------------------------------------------------------------------------------------------------------------
        Gain on sale of assets                      -                -        (18,505,409)                 -        (18,505,409)
--------------------------------------------------------------------------------------------------------------------------------
        Realized exchange (gains)/losses            -             (101)          (171,487)                 -           (171,487)
--------------------------------------------------------------------------------------------------------------------------------
        Unrealized exchange (gains)/losses          -                -                  -                  -                  -
--------------------------------------------------------------------------------------------------------------------------------
        Amortization of goodwill                    -            1,460         21,375,643                  -         21,375,643
--------------------------------------------------------------------------------------------------------------------------------
        Intercompany G&A                            -                -             (3,444)             3,444                  -
--------------------------------------------------------------------------------------------------------------------------------
             TOTAL OTHER EXPENSES/(INCOME)      2,805           18,666          3,184,672              3,444          3,188,116
--------------------------------------------------------------------------------------------------------------------------------
 Profit/(loss) before income taxes            (16,105)        (233,461)        (5,458,857)          (129,253)        (5,588,110)
================================================================================================================================
 Income taxes
--------------------------------------------------------------------------------------------------------------------------------
        Provision for income taxes                  -            1,138            (91,502)                 -            (91,502)
--------------------------------------------------------------------------------------------------------------------------------
             TOTAL INCOME TAXES                     -            1,138            (91,502)                 -            (91,502)
--------------------------------------------------------------------------------------------------------------------------------
 NET INCOME / (LOSS)                          (16,105)        (234,599)        (5,367,355)          (129,253)        (5,496,608)
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
Depreciation and amortization                       -           19,591          4,666,218                             4,666,218
--------------------------------------------------------------------------------------------------------------------------------
Interest income / (expense)                     2,802            4,311              3,404                                 3,404
--------------------------------------------------------------------------------------------------------------------------------
Amortization of goodwill                            -            1,460         21,375,643                            21,375,643
--------------------------------------------------------------------------------------------------------------------------------
Income Taxes                                        -           (1,414)            91,502                                91,502
--------------------------------------------------------------------------------------------------------------------------------
Restructuring                                       -                -             63,625                                63,625
--------------------------------------------------------------------------------------------------------------------------------
EBITDAR                                       (13,304)        (210,651)        20,833,038           (129,253)        20,703,785
================================================================================================================================

LERNOUT & HAUSPIE
STATEMENT OF OPERATIONS
FOR THE ONE MONTH PERIOD ENDED MARCH 31, 2001
Unaudited schedules prepared by management for discussions purposes only Confidential
($000s)

                                                                                    L&H HOLDINGS
                                                                                      USA, INC.     L&H APPLICATIONS   L&H MEDICAL
                                                           DICTAPHONE                 (DRAGON       USA (INCLUDING     SOLUTIONS
                                                L&H NV     CORPORATION    L&H USA   SYSTEMS, INC.)  GLOBALINK & KESI)  HOLDINGUSA
----------------------------------------------------------------------------------------------------------------------------------
Description                                    31-MAR-01    31-MAR-01    31-MAR-01    31-MAR-01       31-MAR-01         31-MAR-01
----------------------------------------------------------------------------------------------------------------------------------
 REVENUES
----------------------------------------------------------------------------------------------------------------------------------
      Product & License                         1,009        17,229         306         2,645            1,034               -
----------------------------------------------------------------------------------------------------------------------------------
      Recurring Royalties                         174             -         466            44                -               -
----------------------------------------------------------------------------------------------------------------------------------
      Service Based Revenue                        58         8,041         217             -              115               -
----------------------------------------------------------------------------------------------------------------------------------
      Intercompany revenue                        (73)            2           -           156                -               -
----------------------------------------------------------------------------------------------------------------------------------
            TOTAL REVENUES                      1,168        25,272         989         2,846            1,150               -
----------------------------------------------------------------------------------------------------------------------------------
 Cost of revenues
----------------------------------------------------------------------------------------------------------------------------------
      Product & License                           289         9,084         116           463            1,298               -
----------------------------------------------------------------------------------------------------------------------------------
      Recurring Royalties                           -             -           -             -                -               -
----------------------------------------------------------------------------------------------------------------------------------
      Service Based Revenue                         -         3,255           -             -                -               -
----------------------------------------------------------------------------------------------------------------------------------
      Intercompany Cost of Sales                    -           187        (114)            -              156               -
----------------------------------------------------------------------------------------------------------------------------------
            TOTAL COST OF REVENUES                289        12,526           2           463            1,455               -
----------------------------------------------------------------------------------------------------------------------------------
Gross margin
----------------------------------------------------------------------------------------------------------------------------------
      Product & License                           720         8,145         190         2,182             (264)              -
----------------------------------------------------------------------------------------------------------------------------------
      Recurring Royalties                         174             -         466            44                -               -
----------------------------------------------------------------------------------------------------------------------------------
      Service Based Revenue                        58         4,786         217             -              115               -
----------------------------------------------------------------------------------------------------------------------------------
      Intercompany Cost of Sales                  (73)         (185)        114           156             (156)              -
----------------------------------------------------------------------------------------------------------------------------------
      TOTAL GROSS MARGIN                          879        12,746         987         2,383             (305)              -
==================================================================================================================================
 Operating expenses
----------------------------------------------------------------------------------------------------------------------------------
       Selling and marketing expenses             539         3,553         362           675              290               -
----------------------------------------------------------------------------------------------------------------------------------
       Research and development, net            4,935         1,315         392         1,157              824               -
----------------------------------------------------------------------------------------------------------------------------------
       General and adm. expenses                1,713         3,134         249           333              290               -
----------------------------------------------------------------------------------------------------------------------------------
            TOTAL OPERATING EXPENSES            7,187         8,002       1,003         2,165            1,404               -
----------------------------------------------------------------------------------------------------------------------------------
 Operating profit/(loss)                       (6,308)        4,744         (16)          218           (1,709)              -
==================================================================================================================================
 Other expenses/(income)
----------------------------------------------------------------------------------------------------------------------------------
      Restructuring expense                      (520)            -           -             -                -               -
      ----------------------------------------------------------------------------------------------------------------------------
      Retention expenses                            -           314           -             -                -               -
      ----------------------------------------------------------------------------------------------------------------------------
      DIP Financing expenses                        -           270           -             -                -               -
      ----------------------------------------------------------------------------------------------------------------------------
      Other restructuring expense                   -             -           -             -                -               -
----------------------------------------------------------------------------------------------------------------------------------
      Other operating expenses / (income)          70             -           2           155               11               -
----------------------------------------------------------------------------------------------------------------------------------
      GE Capital Interest                           -            21           -             -                -               -
----------------------------------------------------------------------------------------------------------------------------------
      DIP interest expense                          -           316           -             -                -               -
----------------------------------------------------------------------------------------------------------------------------------
       Interest expenses                          136            14          (0)            2                0               -
----------------------------------------------------------------------------------------------------------------------------------
       Interest (income)                         (277)          (27)         (4)            2               (3)              -
----------------------------------------------------------------------------------------------------------------------------------
       Gain on sale of assets                       -             -           -       (18,505)               -               -
----------------------------------------------------------------------------------------------------------------------------------
       Realized exchange (gains)/losses          (172)            1           -             -                -               -
----------------------------------------------------------------------------------------------------------------------------------
       Unrealized exchange (gains)/losses           -             -           -             -                -               -
----------------------------------------------------------------------------------------------------------------------------------
       Amortization of goodwill                 4,157         8,493           -         7,571                6               -
----------------------------------------------------------------------------------------------------------------------------------
       Intercompany G&A                             -             -           -             -                -               -
----------------------------------------------------------------------------------------------------------------------------------
            TOTAL OTHER EXPENSES/(INCOME)       3,394         9,402          (2)      (10,776)              15               -
----------------------------------------------------------------------------------------------------------------------------------
 Profit/(loss) before income taxes             (9,702)       (4,658)        (14)       10,994           (1,724)              -
==================================================================================================================================
 Income taxes
----------------------------------------------------------------------------------------------------------------------------------
       Provision for income taxes                   -          (107)          -             -                -               -
----------------------------------------------------------------------------------------------------------------------------------
            TOTAL INCOME TAXES                      -          (107)          -             -                -               -
----------------------------------------------------------------------------------------------------------------------------------
 NET INCOME / (LOSS)                           (9,702)       (4,551)        (14)       10,994           (1,724)              -
==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
Depreciation and amortization                   3,426           519          20            79              117               -
----------------------------------------------------------------------------------------------------------------------------------
Interest income / (expense)                      (313)          325          (4)            4               (2)              -
----------------------------------------------------------------------------------------------------------------------------------
Amortization of goodwill                        4,157         8,493           -         7,571                6               -
----------------------------------------------------------------------------------------------------------------------------------
Income Taxes                                        -           107           -             -                -               -
----------------------------------------------------------------------------------------------------------------------------------
Restructuring                                    (520)          584           -             -                -               -
----------------------------------------------------------------------------------------------------------------------------------
EBITDAR                                        (2,952)        5,477           2        18,648           (1,603)              0
==================================================================================================================================

                                                  L&H MEDICAL      LONESTAR MEDICAL     L&H MEDICAL
                                               TRANSCRIPTION USA     TRANSCRIPTION      TRANSCRIPTION  L&H LINGUISTICS     L&H
                                                  (OMNI-MED)          USA (E-DOCS)      SERVICES, INC.    USA, INC.       APPTEK
------------------------------------------------------------------------------------------------------------------------------------
Description                                       31-MAR-01            31-MAR-01         31-MAR-01        31-MAR-01       31-MAR-01
------------------------------------------------------------------------------------------------------------------------------------
 REVENUES
------------------------------------------------------------------------------------------------------------------------------------
      Product & License                                   -                   -               -                104         143
------------------------------------------------------------------------------------------------------------------------------------
      Recurring Royalties                                 -                   -               -                  -           -
------------------------------------------------------------------------------------------------------------------------------------
      Service Based Revenue                           1,623                 658           1,578                 98           -
------------------------------------------------------------------------------------------------------------------------------------
      Intercompany revenue                              132                 203             161                  -          35
------------------------------------------------------------------------------------------------------------------------------------
            TOTAL REVENUES                            1,755                 861           1,739                202         178
------------------------------------------------------------------------------------------------------------------------------------
 Cost of revenues
------------------------------------------------------------------------------------------------------------------------------------
      Product & License                               1,028                 549           1,065                  -         165
------------------------------------------------------------------------------------------------------------------------------------
      Recurring Royalties                                 -                   -               -                  -           -
------------------------------------------------------------------------------------------------------------------------------------
      Service Based Revenue                               -                   -               -                  -           -
------------------------------------------------------------------------------------------------------------------------------------
      Intercompany Cost of Sales                          -                 193              53                  -          15
------------------------------------------------------------------------------------------------------------------------------------
            TOTAL COST OF REVENUES                    1,028                 742           1,118                  -         180
------------------------------------------------------------------------------------------------------------------------------------
Gross margin
------------------------------------------------------------------------------------------------------------------------------------
      Product & License                              (1,028)               (549)         (1,065)               104         (22)
------------------------------------------------------------------------------------------------------------------------------------
      Recurring Royalties                                 -                   -               -                  -           -
------------------------------------------------------------------------------------------------------------------------------------
      Service Based Revenue                           1,623                 658           1,578                 98           -
------------------------------------------------------------------------------------------------------------------------------------
      Intercompany Cost of Sales                        132                  10             108                  -          20
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL GROSS MARGIN                                727                 119             621                202          (2)
====================================================================================================================================
 Operating expenses
------------------------------------------------------------------------------------------------------------------------------------
       Selling and marketing expenses                     0                   -               -                  1          47
------------------------------------------------------------------------------------------------------------------------------------
       Research and development, net                      -                   -               -                 13           -
------------------------------------------------------------------------------------------------------------------------------------
       General and adm. expenses                        118                  54             471                 (0)         55
------------------------------------------------------------------------------------------------------------------------------------
            TOTAL OPERATING EXPENSES                    118                  54             471                 14         102
------------------------------------------------------------------------------------------------------------------------------------
 Operating profit/(loss)                                609                  65             150                188        (104)
====================================================================================================================================
 Other expenses/(income)
------------------------------------------------------------------------------------------------------------------------------------
      Restructuring expense                               -                   -               -                  -           -
      ------------------------------------------------------------------------------------------------------------------------------
      Retention expenses                                  -                   -               -                  -           -
      ------------------------------------------------------------------------------------------------------------------------------
      DIP Financing expenses                              -                   -               -                  -           -
      ------------------------------------------------------------------------------------------------------------------------------
      Other restructuring expense                         -                   -               -                  -           -
------------------------------------------------------------------------------------------------------------------------------------
      Other operating expenses / (income)                 -                   -               -                  0           0
------------------------------------------------------------------------------------------------------------------------------------
      GE Capital Interest                                 -                   -               -                  -           -
------------------------------------------------------------------------------------------------------------------------------------
      DIP interest expense                                -                   -               -                  -           -
------------------------------------------------------------------------------------------------------------------------------------
       Interest expenses                                  -                   0               -                  -           -
------------------------------------------------------------------------------------------------------------------------------------
       Interest (income)                                 (6)                 (4)             (0)                (0)         (0)
------------------------------------------------------------------------------------------------------------------------------------
       Gain on sale of assets                             -                   -               -                  -           -
------------------------------------------------------------------------------------------------------------------------------------
       Realized exchange (gains)/losses                   -                   -               -                  -           -
------------------------------------------------------------------------------------------------------------------------------------
       Unrealized exchange (gains)/losses                 -                   -               -                  -           -
------------------------------------------------------------------------------------------------------------------------------------
       Amortization of goodwill                         480                 276             391                  -           -
------------------------------------------------------------------------------------------------------------------------------------
       Intercompany G&A                                   -                  (3)              -                  -           -
------------------------------------------------------------------------------------------------------------------------------------
            TOTAL OTHER EXPENSES/(INCOME)               474                 269             391                 (0)          0
------------------------------------------------------------------------------------------------------------------------------------
 Profit/(loss) before income taxes                      135                (203)           (241)               189        (104)
====================================================================================================================================
 Income taxes
------------------------------------------------------------------------------------------------------------------------------------
       Provision for income taxes                        12                   1               2                  -           -
------------------------------------------------------------------------------------------------------------------------------------
            TOTAL INCOME TAXES                           12                   1               2                  -           -
------------------------------------------------------------------------------------------------------------------------------------
 NET INCOME / (LOSS)                                    123                (204)           (243)               189        (104)
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Depreciation and amortization                            49                 332              91                 13           -
------------------------------------------------------------------------------------------------------------------------------------
Interest income / (expense)                              (6)                 (4)             (0)                (0)         (0)
------------------------------------------------------------------------------------------------------------------------------------
Amortization of goodwill                                480                 276             391                  -           -
------------------------------------------------------------------------------------------------------------------------------------
Income Taxes                                            (12)                 (1)             (2)                 -           -
------------------------------------------------------------------------------------------------------------------------------------
Restructuring                                             -                   -               -                  -           -
------------------------------------------------------------------------------------------------------------------------------------
EBITDAR                                                 634                 399             237                201        (104)
====================================================================================================================================

                                                          LINGUISTIC    INTERACTIVE                     L&H
                                               L&H       TECHNOLOGIES,    SYSTEMS,                     FRANCE       L&H CC
                                            JAPAN, INC.    INC (LTI)       INC.       L&H HOLDINGS      SARL         CVBA
-----------------------------------------------------------------------------------------------------------------------------
Description                                 31-MAR-01      31-MAR-01     31-MAR-01     31-MAR-01      31-MAR-01   31-MAR-01
-----------------------------------------------------------------------------------------------------------------------------
 REVENUES
-----------------------------------------------------------------------------------------------------------------------------
      Product & License                         -               -           2                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
      Recurring Royalties                       -               -           -                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
      Service Based Revenue                     -               -         448                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
      Intercompany revenue                      -               -           -                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
            TOTAL REVENUES                      -               -         449                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
 Cost of revenues
-----------------------------------------------------------------------------------------------------------------------------
      Product & License                         -               -           -                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
      Recurring Royalties                       -               -           -                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
      Service Based Revenue                     -               -           -                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
      Intercompany Cost of Sales                -               -           -                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
            TOTAL COST OF REVENUES              -               -           -                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
Gross margin
-----------------------------------------------------------------------------------------------------------------------------
      Product & License                         -               -           2                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
      Recurring Royalties                       -               -           -                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
      Service Based Revenue                     -               -         448                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
      Intercompany Cost of Sales                -               -           -                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
      TOTAL GROSS MARGIN                        -               -         449                -           -           -
=============================================================================================================================
 Operating expenses
-----------------------------------------------------------------------------------------------------------------------------
       Selling and marketing expenses           2               -           -                -          75           -
-----------------------------------------------------------------------------------------------------------------------------
       Research and development, net            -               -         118                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
       General and adm. expenses              241              38           -                -          74          13
-----------------------------------------------------------------------------------------------------------------------------
            TOTAL OPERATING EXPENSES          243              38         118                -         148          13
-----------------------------------------------------------------------------------------------------------------------------
 Operating profit/(loss)                     (243)            (38)        332                -        (148)        (13)
=============================================================================================================================
 Other expenses/(income)
-----------------------------------------------------------------------------------------------------------------------------
      Restructuring expense                     -               -           -                -           -           -
      -----------------------------------------------------------------------------------------------------------------------
      Retention expenses                        -               -           -                -           -           -
      -----------------------------------------------------------------------------------------------------------------------
      DIP Financing expenses                    -               -           -                -           -           -
      -----------------------------------------------------------------------------------------------------------------------
      Other restructuring expense               -               -           -                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
      Other operating expenses / (income)      13               0           1                -          (1)          0
-----------------------------------------------------------------------------------------------------------------------------
      GE Capital Interest                       -               -           -                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
      DIP interest expense                      -               -           -                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
       Interest expenses                        -               -           -                -           -           0
-----------------------------------------------------------------------------------------------------------------------------
       Interest (income)                        2               -          (0)               -           -           3
-----------------------------------------------------------------------------------------------------------------------------
       Gain on sale of assets                   -               -           -                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
       Realized exchange (gains)/losses        (0)              -           -                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
       Unrealized exchange (gains)/losses       -               -           -                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
       Amortization of goodwill                 -               1           -                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
       Intercompany G&A                         -               -           -                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
            TOTAL OTHER EXPENSES/(INCOME)      14               1           1                -          (1)          3
-----------------------------------------------------------------------------------------------------------------------------
 Profit/(loss) before income taxes           (257)            (39)        331                -        (147)        (16)
=============================================================================================================================
 Income taxes
-----------------------------------------------------------------------------------------------------------------------------
       Provision for income taxes               2               1           -                -          (2)          -
-----------------------------------------------------------------------------------------------------------------------------
            TOTAL INCOME TAXES                  2               1           -                -          (2)          -
-----------------------------------------------------------------------------------------------------------------------------
 NET INCOME / (LOSS)                         (259)            (40)        331                -        (146)        (16)
=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
Depreciation and amortization                  10               9           -                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
Interest income / (expense)                     2               -          (0)               -           -           3
-----------------------------------------------------------------------------------------------------------------------------
Amortization of goodwill                        -               1           -                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
Income Taxes                                   (6)             (1)          -                -           5           -
-----------------------------------------------------------------------------------------------------------------------------
Restructuring                                   -               -           -                -           -           -
-----------------------------------------------------------------------------------------------------------------------------
EBITDAR                                      (253)            (30)        331                0        (141)        (13)
=============================================================================================================================

                                                                                INTERCOMPANY
                                               OTHER                            ELIMINATION
                                              COMPANIES        SUB TOTAL           ENTRIES           TOTAL
-------------------------------------------------------------------------------------------------------------
Description                                   31-MAR-01        31-MAR-01                            31-MAR-01
-------------------------------------------------------------------------------------------------------------
 REVENUES
-------------------------------------------------------------------------------------------------------------
      Product & License                          144             22,471                 -             22,471
-------------------------------------------------------------------------------------------------------------
      Recurring Royalties                          -                684                 -                684
-------------------------------------------------------------------------------------------------------------
      Service Based Revenue                      448             12,836                 -             12,836
-------------------------------------------------------------------------------------------------------------
      Intercompany revenue                        35                616              (616)                 -
-------------------------------------------------------------------------------------------------------------
            TOTAL REVENUES                       628             36,608              (616)            35,992
-------------------------------------------------------------------------------------------------------------
 Cost of revenues
-------------------------------------------------------------------------------------------------------------
      Product & License                          165             14,057                 -             14,057
-------------------------------------------------------------------------------------------------------------
      Recurring Royalties                          -                  -                 -                  -
-------------------------------------------------------------------------------------------------------------
      Service Based Revenue                        -              3,255                 -              3,255
-------------------------------------------------------------------------------------------------------------
      Intercompany Cost of Sales                  15                491              (491)                 -
-------------------------------------------------------------------------------------------------------------
            TOTAL COST OF REVENUES               180             17,802              (491)            17,312
-------------------------------------------------------------------------------------------------------------
Gross margin                                                                            -
-------------------------------------------------------------------------------------------------------------
      Product & License                          (21)             8,414                 -              8,414
-------------------------------------------------------------------------------------------------------------
      Recurring Royalties                          -                684                 -                684
-------------------------------------------------------------------------------------------------------------
      Service Based Revenue                      448              9,581                 -              9,581
-------------------------------------------------------------------------------------------------------------
      Intercompany Cost of Sales                  20                126              (126)                 -
-------------------------------------------------------------------------------------------------------------
      TOTAL GROSS MARGIN                         447             18,806              (126)            18,680
=============================================================================================================
 Operating expenses                                                                     -
-------------------------------------------------------------------------------------------------------------
       Selling and marketing expenses            124              5,545                 -              5,545
-------------------------------------------------------------------------------------------------------------
       Research and development, net             118              8,754                 -              8,754
-------------------------------------------------------------------------------------------------------------
       General and adm. expenses                 421              6,781                 -              6,781
-------------------------------------------------------------------------------------------------------------
            TOTAL OPERATING EXPENSES             662             21,080                 -             21,080
-------------------------------------------------------------------------------------------------------------
 Operating profit/(loss)                        (215)            (2,274)             (126)            (2,400)
=============================================================================================================
 Other expenses/(income)                                                                -
-------------------------------------------------------------------------------------------------------------
      Restructuring expense                        -               (520)                -               (520)
      -------------------------------------------------------------------------------------------------------
      Retention expenses                           -                314                 -                314
      -------------------------------------------------------------------------------------------------------
      DIP Financing expenses                       -                270                 -                270
      -------------------------------------------------------------------------------------------------------
      Other restructuring expense                  -                  -                 -                  -
-------------------------------------------------------------------------------------------------------------
      Other operating expenses / (income)         13                251                 -                251
-------------------------------------------------------------------------------------------------------------
      GE Capital Interest                          -                 21                 -                 21
-------------------------------------------------------------------------------------------------------------
      DIP interest expense                         -                316                 -                316
-------------------------------------------------------------------------------------------------------------
       Interest expenses                           0                153                 -                153
-------------------------------------------------------------------------------------------------------------
       Interest (income)                           4               (315)                -               (315)
-------------------------------------------------------------------------------------------------------------
       Gain on sale of assets                      -            (18,505)                -            (18,505)
-------------------------------------------------------------------------------------------------------------
       Realized exchange (gains)/losses           (0)              (171)                -               (171)
-------------------------------------------------------------------------------------------------------------
       Unrealized exchange (gains)/losses          -                  -                 -                  -
-------------------------------------------------------------------------------------------------------------
       Amortization of goodwill                    1             21,376                 -             21,376
-------------------------------------------------------------------------------------------------------------
       Intercompany G&A                            -                 (3)                3                  -
-------------------------------------------------------------------------------------------------------------
            TOTAL OTHER EXPENSES/(INCOME)         19              3,185                 3              3,188
-------------------------------------------------------------------------------------------------------------
 Profit/(loss) before income taxes              (233)            (5,459)             (129)            (5,588)
=============================================================================================================
 Income taxes
-------------------------------------------------------------------------------------------------------------
       Provision for income taxes                  1                (92)                -                (92)
-------------------------------------------------------------------------------------------------------------
            TOTAL INCOME TAXES                     1                (92)                -                (92)
-------------------------------------------------------------------------------------------------------------
 NET INCOME / (LOSS)                            (235)            (5,367)             (129)            (5,497)
=============================================================================================================

-------------------------------------------------------------------------------------------------------------
Depreciation and amortization                     20              4,666                 -              4,666
-------------------------------------------------------------------------------------------------------------
Interest income / (expense)                        4                  3                 -                  3
-------------------------------------------------------------------------------------------------------------
Amortization of goodwill                           1             21,376                 -             21,376
-------------------------------------------------------------------------------------------------------------
Income Taxes                                      (1)                92                 -                 92
-------------------------------------------------------------------------------------------------------------
Restructuring                                      -                 64                 -                 64
-------------------------------------------------------------------------------------------------------------
EBITDAR                                         (211)            20,833              (129)            20,704
=============================================================================================================

LERNOUT & HAUSPIE
STATEMENT OF CASH FLOWS
FOR THE ONE MONTH PERIOD ENDED MARCH 31, 2001 AND FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2001 Unaudited schedules prepared by management for discussions purposes only Confidential
($000s)

----------------------------------------------------------------------------------------------------------------------------
                                                                                        THREE MONTH PERIOD     MONTH ENDED
                                                                                       ENDED MARCH 31, 2001   MARCH 31, 2001
----------------------------------------------------------------------------------------------------------------------------
EBITDAR                                                                                       $ 11,452             $ 20,704
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 Adjustments to reconcile EBITDAR to net cash provided by operating activities:
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 Less: Gain on disposition of other assets                                                     (18,505)             (18,505)
----------------------------------------------------------------------------------------------------------------------------
 Less: Cash interest expense                                                                      (410)                 (75)
----------------------------------------------------------------------------------------------------------------------------
 Less: Cash restructuring costs                                                                 (4,558)                (846)
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 Net changes in working capital                                                                (11,111)              (1,115)
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 NET CASH USED IN OPERATIONS                                                                   (23,132)                 163
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 Net acquisitions and disposals of property, plant and equipment                                  (464)                  23
----------------------------------------------------------------------------------------------------------------------------
 Proceeds from disposition of other assets                                                      10,100               10,100
----------------------------------------------------------------------------------------------------------------------------
 Net software capitalized                                                                         (138)                (100)
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 NET CASH USED IN INVESTING ACTIVITIES:                                                          9,498               10,023
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 Net proceeds from debt                                                                         20,000                    -
----------------------------------------------------------------------------------------------------------------------------
 Repayments of long-term debt and captial lease obligations                                         (3)                  (3)
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 NET CASH PROVIDED BY FINANCING ACTIVITIES:                                                     19,997                   (3)
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 (DECREASE) / INCREASE IN CASH & CASH EQUIVALENTS                                                6,363               10,183
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 EFFECT OF EXCHANGE RATE ON CASH AND CASH EQUIVALENTS                                           (1,404)                (496)
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 CASH, BEGINNING OF THE PERIOD                                                                $ 36,255             $ 31,527
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 CASH, END OF THE PERIOD                                                                      $ 41,214             $ 41,214
----------------------------------------------------------------------------------------------------------------------------

LERNOUT & HAUSPIE
STATEMENT OF CASH FLOWS
FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2001
Unaudited schedules prepared by management for discussions purposes only Confidential
($000s)

                                                                                 L&H           L&H
                                                                               HOLDINGS   APPLICATIONS     L&H
                                                                               USA, INC.       USA       MEDICAL    L&H MEDICAL
                                                                                (DRAGON    (INCLUDING   SOLUTIONS  TRANSCRIPTION
                                                         DICTAPHONE             SYSTEMS     GLOBALINK    HOLDING        USA
                                                L&H NV   CORPORATION  L&H USA     INC.       & KESI)       USA       (OMNI-MED)
--------------------------------------------------------------------------------------------------------------------------------
                                                  YTD        YTD        YTD       YTD          YTD         YTD          YTD
                                                3/31/01    3/31/01    3/31/01   3/31/01      3/31/01     3/31/01      3/31/01
--------------------------------------------------------------------------------------------------------------------------------
EBITDAR                                         (7,639)     5,626     (2,890)    19,691      (3,625)         -          806

Adjustments to reconcile EBITDAR to net
 cash provided by operating activities:

Add: Gain on disposition of other assets                                        (18,805)
Less: Cash interest expense                                  (406)                   (2)         (1)
Less: Cash restructuring costs                       -     (2,100)         -
Net changes in working capital                    (389)   (12,664)     3,480     (7,687)      3,876                    (709)
                                                ======     ======      =====     ======      ======         ==         ====

Net cash used in operations                     (8,028)    (9,544)       590     (6,803)        250          -           97
                                                ======     ======      =====     ======      ======         ==         ====

Net acquisitions and disposals of property,
 plant and equipment                               (35)        75        106         42        (183)                    (97)
Proceeds from disposition of other assets                                        10,100
Net capitalized software capitalized                 -          -          -          -         (38)         -            -
                                                ======     ======      =====     ======      ======         ==         ====

NET CASH USED IN INVESTING ACTIVITIES:             (35)        75        106     10,142        (221)         -          (97)
                                                ======     ======      =====     ======      ======         ==         ====

Net proceeds from debt                           6,667      6,667                 6,666
Repayments of long-term debt and capital
 lease obligations                                   -                                           (3)
                                                ======     ======      =====     ======      ======         ==         ====

NET CASH PROVIDED BY FINANCING ACTIVITIES:       6,667      6,667          -      6,666          (3)         -            -
                                                ======     ======      =====     ======      ======         ==         ====

(DECREASE)/INCREASE IN CASH & CASH EQUIVALENTS  (1,396)    (2,802)       696     10,005          26          -            0
                                                ======     ======      =====     ======      ======         ==         ====

EFFECT OF EXCHANGE RATE ON CASH AND CASH
 EQUIVALENTS                                      (908)         -          -          -           -          -            -

CASH, BEGINNING OF THE PERIOD                   10,303     20,514        631      1,172         385          -          357
                                                ======     ======      =====     ======      ======         ==         ====

CASH, END OF THE PERIOD                          7,999     17,712      1,327     11,177         411          -          357
                                                ======     ======      =====     ======      ======         ==         ====

                                                 7,998     17,712      1,327     11,177         411          -          357


                                    difference       0         (0)        (0)         0           0          -           (0)


                                                   LONESTAR
                                                    MEDICAL     L&H MEDICAL
                                                TRANSCRIPTION  TRANSCRIPTION      L&H                 L&H     LINGUISTIC
                                                     USA         SERVICES,    LINGUISTICS    L&H     JAPAN,  TECHNOLOGIES,
                                                   (E-DOCS)         INC.       USA, INC.   APPTEK     INC.      INC(LTI)
--------------------------------------------------------------------------------------------------------------------------
                                                     YTD            YTD           YTD        YTD      YTD         YTD
                                                   3/31/01        3/31/01       3/31/01    3/31/01  3/31/01     3/31/01
--------------------------------------------------------------------------------------------------------------------------
EBITDAR                                             (207)           353           253        (62)    (640)       (76)

Adjustments to reconcile EBITDAR to net
 cash provided by operating activities:

Add: Gain on disposition of other assets
Less: Cash interest expense                           (1)
Less: Cash restructuring costs
Net changes in working capital                      (384)          (205)          (31)       (10)     737         68
                                                    ====           ====           ===        ===     ====        ===

Net cash used in operations                         (592)           148           222        (72)      97         (8)
                                                    ====           ====           ===        ===     ====        ===

Net acquisitions and disposals of property,
 plant and equipment                                (337)          (108)            -         22       18          -
Proceeds from disposition of other assets
Net capitalized software capitalized                   -              -             -          -        -          -
                                                    ====           ====           ===        ===     ====        ===

NET CASH USED IN INVESTING ACTIVITIES:              (337)          (108)            -         22       18          -
                                                    ====           ====           ===        ===     ====        ===

Net proceeds from debt
Repayments of long-term debt and capital
 lease obligations
                                                    ====           ====           ===        ===     ====        ===

NET CASH PROVIDED BY FINANCING ACTIVITIES:             -              -             -          -        -          -
                                                    ====           ====           ===        ===     ====        ===

(DECREASE)/INCREASE IN CASH & CASH EQUIVALENTS      (929)            40           222        (50)     115         (8)
                                                    ====           ====           ===        ===     ====        ===

EFFECT OF EXCHANGE RATE ON CASH AND CASH
 EQUIVALENTS                                           -              -             -          -        -          -

CASH, BEGINNING OF THE PERIOD                      1,759           (144)          216        219      190         14
                                                    ====           ====           ===        ===     ====        ===

CASH, END OF THE PERIOD                              830           (104)          438        169      305          6
                                                    ====           ====           ===        ===     ====        ===

                                                     830           (104)          438        169      305          6


                                    difference         0             (0)           (0)        (0)       1          0




                                                INTERACTIVE             L&H                         INTERCOMPANY
                                                 SYSTEMS,      L&H     FRANCE   L&H CC     OTHER    ELIMINATION
                                                    INC.     HOLDINGS   SARL     CVBA    COMPANIES    ENTRIES       TOTAL
--------------------------------------------------------------------------------------------------------------------------
                                                    YTD        YTD       YTD      YTD       YTD                      YTD
                                                  3/31/01    3/31/01   3/31/01  3/31/01   3/31/01                  3/31/01
--------------------------------------------------------------------------------------------------------------------------
EBITDAR                                             182          -      (376)     (40)    (1,011)        96        11,452

Adjustments to reconcile EBITDAR to net
 cash provided by operating activities:
                                                                                                                        -
Add: Gain on disposition of other assets                                                                          (18,805)
Less: Cash interest expense                                                                                          (410)
Less: Cash restructuring costs                                                                 -                   (2,100)
Net changes in working capital                     (329)                 439       39        944        (96)      (13,865)
                                                   ====         ==      ====      ===     ======        ===       =======

Net cash used in operations                        (147)         -        63       (1)       (67)         0       (23,728)
                                                   ====         ==      ====      ===     ======        ===       =======

Net acquisitions and disposals of property,
 plant and equipment                                 33          -         -        -         73                     (464)
Proceeds from disposition of other assets                                                      -                   10,100
Net capitalized software capitalized                  -          -         -        -          -                      (38)
                                                   ====         ==      ====      ===     ======        ===       =======

NET CASH USED IN INVESTING ACTIVITIES:               33          -         -        -         73          -         9,598
                                                   ====         ==      ====      ===     ======        ===       =======

Net proceeds from debt                                                                         -                   20,000
Repayments of long-term debt and capital
 lease obligations                                                                             -                       (3)
                                                   ====         ==      ====      ===     ======        ===       =======

NET CASH PROVIDED BY FINANCING ACTIVITIES:            -          -         -        -          -          -        19,997
                                                   ====         ==      ====      ===     ======        ===       =======

(DECREASE)/INCREASE IN CASH & CASH EQUIVALENTS     (114)         -        63       (1)         6          0         5,867
                                                   ====         ==      ====      ===     ======        ===       =======

EFFECT OF EXCHANGE RATE ON CASH AND CASH
 EQUIVALENTS                                          -          -         -        -          -          -          (908)

CASH, BEGINNING OF THE PERIOD                       628          -         6        5      1,062          -        36,255
                                                   ====         ==      ====      ===     ======        ===       =======

CASH, END OF THE PERIOD                             514          -        69        4      1,068          -        41,214
                                                   ====         ==      ====      ===     ======        ===       =======

                                                    514          -        69        4      1,067                   41,214


                                    difference        0          -         0       (0)         1                        1

LERNOUT & HAUSPIE
STATEMENT OF OPERATIONS
FOR THE TWO MONTH PERIOD ENDED FEBRUARY 28, 2001
Unaudited schedules prepared by management for discussions purposes only Confidential

                                                                                     L&H
                                                                                   HOLDINGS
                                                                                   USA, INC.
                                                                                   (DRAGON          L&H
                                                      DICTAPHONE                   SYSTEMS,     APPLICATIONS
                                           L&H NV     CORPORATION     L&H USA        INC.           USA
-------------------------------------------------------------------------------------------------------------
        Description                     YTD 2/28/01   YTD 2/28/01   YTD 2/28/01   YTD 2/28/01    YTD 2/28/01
-------------------------------------------------------------------------------------------------------------
REVENUES

    Product & License                     1,262,000     9,703,000       317,926     5,354,115      1,615,210
    Recurring Royalties                      (2,000)            -             -       232,248              -
    Service Based Revenue                   150,000    17,830,000         2,400             -        344,107
    Intercompany revenue                     73,000             -             -       312,920              -
       TOTAL REVENUES                     1,483,000    27,533,000       320,326     5,899,283      1,959,317
Cost of revenues
    Product & License                        28,000     3,330,000        60,492       813,305        511,361
    Recurring Royalties                           -             -             -             -              -
    Service Based Revenue                         -    10,226,000             -             -              -
    Intercompany Cost of Sales                    -             -       113,549             -        312,920
       TOTAL COST OF REVENUES                28,000    13,556,000       174,041       813,305        824,281
Gross margin
    Product & License                     1,234,000     6,373,000       257,434     4,540,810      1,103,849
    Recurring Royalties                      (2,000)            -             -       232,248              -
    Service Based Revenue                   150,000     7,604,000         2,400             -        344,107
    Intercompany Cost of Sales               73,000             -      (113,549)      312,920       (312,920)
       TOTAL GROSS MARGIN                 1,455,000    13,977,000       146,285     5,085,978      1,135,036
=============================================================================================================
Operating expenses
    Selling and marketing expenses          996,000     8,114,000       518,010     1,233,967      1,664,372
    Research and development, net         5,135,000     2,232,000       981,679     2,523,919      1,470,096
    General and adm. expenses               135,515     4,026,375     1,803,987       418,890        264,884
       TOTAL OPERATING EXPENSES           6,266,515    14,372,375     3,303,676     4,176,776      3,399,352
-------------------------------------------------------------------------------------------------------------
Operating profit/(loss)                  (4,811,515)     (395,375)   (3,157,391)      909,202     (2,264,316)
=============================================================================================================
Other expenses/(income)
    Restructuring expense                 7,187,000     6,667,000             -     6,666,000
    Retention expenses                                    523,900                     100,000         94,000
    DIP Financing expenses                                      -
    Other restructuring expense           1,005,000    (5,500,000)                          -              -
    Other operating expenses/(income)        59,000         4,000        (1,800)       63,099         17,795
    GE Capital Interest                                   150,000
    DIP interest expense                          -        39,000             -             -              -
    Interest expense                              -        82,000           281                        1,027
    Interest (income)                      (122,000)       (9,000)       (7,291)       (1,832)        (5,590)
    Realized exchange (gains)/losses          2,000             -             -             -              -
    Unrealized exchange (gains)/losses            -             -             -             -              -
    Amortization of Goodwill              4,223,485    18,227,000             -    15,142,000         12,500
    Intercompany G&A                                      538,000             -             -              -
       TOTAL OTHER EXPENSES/(INCOME)     12,354,485    20,721,900        (8,810)   21,969,267        119,732
-------------------------------------------------------------------------------------------------------------
Profit/(loss) before income taxes       (17,166,000)  (21,117,275)   (3,148,581)  (21,060,065)    (2,384,048)
=============================================================================================================
Income taxes
    Provision for income taxes                    -       127,000             -             -              -
       TOTAL INCOME TAXES                         -       127,000             -             -              -
-------------------------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                       (17,166,000)  (21,244,275)   (3,148,581)  (21,060,065)    (2,384,048)
=============================================================================================================

Depreciation and amortization               183,515     1,340,000       263,071       197,599        260,011
Interest income/(expense)                  (120,000)      262,000        (7,010)       (1,832)        (4,563)
Amortization of goodwill                  4,223,485    18,227,000             -    15,142,000         12,500
Income Taxes                                      -      (127,000)            -             -              -
Restructuring                             8,192,000     1,690,900             -     6,766,000         94,000
-------------------------------------------------------------------------------------------------------------
EBITDAR                                  (4,687,000)      148,625    (2,892,520)    1,043,702     (2,022,100)
=============================================================================================================

                                                      L&H MEDICAL     LONESTAR      L&H MEDICAL
                                        L&H MEDICAL  TRANSCRIPTION     MEDICAL     TRANSCRIPTION      L&H
                                         SOLUTIONS        USA       TRANSCRIPTION    SERVICES,    LINGUISTICS
                                        HOLDING USA    (OMNI-MED)    USA (E-DOC)       INC.        USA, INC.
-------------------------------------------------------------------------------------------------------------
        Description                     YTD 2/28/01   YTD 2/28/01    YTD 2/28/01    YTD 2/28/01   YTD 2/28/01
-------------------------------------------------------------------------------------------------------------
REVENUES

    Product & License                             -            -              -              -        58,500
    Recurring Royalties                           -            -              -                            -
    Service Based Revenue                         -    3,202,901      1,392,575      3,693,600             -
    Intercompany revenue                          -       65,536        334,530              -             -
       TOTAL REVENUES                             -    3,268,437      1,727,105      3,693,600        58,500
Cost of revenues
    Product & License                             -    2,093,120      1,207,735      2,167,903             -
    Recurring Royalties                           -            -              -              -             -
    Service Based Revenue                         -            -              -              -             -
    Intercompany Cost of Sales                    -            -        140,308          4,524             -
       TOTAL COST OF REVENUES                     -    2,093,120      1,348,043      2,172,427             -
Gross margin
    Product & License                             -   (2,093,120)    (1,207,735)    (2,167,903)       58,500
    Recurring Royalties                           -            -              -              -             -
    Service Based Revenue                         -    3,202,901      1,392,575      3,693,600             -
    Intercompany Cost of Sales                    -       65,536        194,222         (4,524)            -
       TOTAL GROSS MARGIN                         -    1,175,317        379,062      1,521,173        58,500
=============================================================================================================
Operating expenses
    Selling and marketing expenses                -       19,449              -              -         2,054
    Research and development, net                 -            -              -              -        30,845
    General and adm. expenses                     -    1,079,539        984,814      1,582,841             4
       TOTAL OPERATING EXPENSES                   -    1,098,988        984,814      1,582,841        32,903
-------------------------------------------------------------------------------------------------------------
Operating profit/(loss)                           -       76,329       (605,752)       (61,668)       25,597
=============================================================================================================
Other expenses/(income)
    Restructuring expense
    Retention expenses
    DIP Financing expenses
    Other restructuring expense                           64,000         64,000         63,000
    Other operating expenses/(income)             -            -              -              -             -
    GE Capital Interest
    DIP interest expense                          -            -              -              -             -
    Interest expense                                                        511
    Interest (income)                             -      (11,518)       (10,679)        (4,850)       (1,473)
    Realized exchange (gains)/losses              -            -              -              -             -
    Unrealized exchange (gains)/losses            -            -              -              -             -
    Amortization of Goodwill                      -            -              -              -             -
    Intercompany G&A                              -            -              -              -             -
       TOTAL OTHER EXPENSES/(INCOME)              -       52,482         53,832         58,150        (1,473)
-------------------------------------------------------------------------------------------------------------
Profit/(loss) before income taxes                 -       23,847       (659,584)      (119,818)       27,070
=============================================================================================================
Income taxes
    Provision for income taxes                    -            -              -              -             -
       TOTAL INCOME TAXES                         -            -              -              -             -
-------------------------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                 -       23,847       (659,584)      (119,818)       27,070
=============================================================================================================

Depreciation and amortization                     -       95,543              -        177,240        25,895
Interest income/(expense)                         -      (11,518)       (10,168)        (4,850)       (1,473)
Amortization of goodwill                          -            -              -              -             -
Income Taxes                                      -            -              -              -             -
Restructuring                                     -       64,000         64,000         63,000             -
-------------------------------------------------------------------------------------------------------------
EBITDAR                                           -      171,872       (605,752)       115,572        51,492
=============================================================================================================

                                                                   INTERCOMPANY
                                           OTHER                   ELIMINATION
                                         COMPANIES    SUB TOTAL       ENTITIES     TOTALS
---------------------------------------------------------------------------------------------
        Description                     YTD 2/28/01  YTD 2/28/01                 YTD 2/28/01
---------------------------------------------------------------------------------------------
REVENUES

    Product & License                      819,921    19,130,672                  19,130,672
    Recurring Royalties                          -       230,248                     230,248
    Service Based Revenue                        -    26,615,583                  26,615,583
    Intercompany revenue                   118,414       904,400     (904,400)             -
       TOTAL REVENUES                      938,335    46,880,903     (904,400)    45,976,503
Cost of revenues
    Product & License                      445,146    10,657,062                  10,657,062
    Recurring Royalties                          -             0                           -
    Service Based Revenue                        -    10,226,000                  10,226,000
    Intercompany Cost of Sales              20,548       591,849     (591,849)             -
       TOTAL COST OF REVENUES              465,694    21,474,911     (591,849)    20,883,062
Gross margin
    Product & License                      374,775     8,473,610                   8,473,610
    Recurring Royalties                          -       230,248                     230,248
    Service Based Revenue                        -    16,389,583                  16,389,583
    Intercompany Cost of Sales              97,866       312,551     (312,551)             -
       TOTAL GROSS MARGIN                  472,641    25,405,992     (312,551)    25,093,441
=============================================================================================
Operating expenses
    Selling and marketing expenses         279,365    12,827,217                  12,827,217
    Research and development, net          150,519    12,524,058                  12,524,058
    General and adm. expenses              847,473    11,144,322                  11,144,322
       TOTAL OPERATING EXPENSES          1,277,357    36,495,597            -     36,495,597
---------------------------------------------------------------------------------------------
Operating profit/(loss)                   (804,716)  (11,089,605)    (312,551)   (11,402,156)
=============================================================================================
Other expenses/(income)
    Restructuring expense                        -    20,520,000                  20,520,000
    Retention expenses                           -       717,900                     717,900
    DIP Financing expenses                       -             0                           -
    Other restructuring expense                  -    (4,304,000)                 (4,304,000)
    Other operating expenses/(income)       34,733       176,827                     176,827
    GE Capital Interest                          -       150,000                     150,000
    DIP interest expense                         -        39,000                      39,000
    Interest expense                            21        83,840                      83,840
    Interest (income)                     (705,824)     (880,057)                   (880,057)
    Realized exchange (gains)/losses          (201)        1,799                       1,799
    Unrealized exchange (gains)/losses           -             0                           -
    Amortization of Goodwill                          37,604,985                  37,604,985
    Intercompany G&A                             -       538,000     (538,000)             -
       TOTAL OTHER EXPENSES/(INCOME)      (671,271)   54,648,294     (538,000)    54,110,294
---------------------------------------------------------------------------------------------
Profit/(loss) before income taxes         (133,445)  (65,737,899)     225,449    (65,512,450)
=============================================================================================
Income taxes
    Provision for income taxes                 276       127,276                     127,276
       TOTAL INCOME TAXES                      276       127,276                     127,276
---------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                         (133,721)  (65,865,175)     225,449    (65,639,726)
=============================================================================================

Depreciation and amortization               39,182     2,582,056                   2,582,056
Interest income/(expense)                 (706,004)     (605,418)                   (605,418)
Amortization of goodwill                         -    37,604,985                  37,604,985
Income Taxes                                  (276)     (127,276)                   (127,276)
Restructuring                                    -    16,933,900                  16,933,900
---------------------------------------------------------------------------------------------
EBITDAR                                   (800,819)   (9,476,928)     225,449     (9,251,479)
=============================================================================================

LERNOUT & HAUSPIE
BALANCE SHEETS
AS OF FEBRUARY 28, 2001
Unaudited schedules prepared by management for discussions purposes only Confidential

                                                                                             L&H
                                                                                           HOLDINGS                        L&H
                                                                                           USA, INC.                     MEDICAL
                                                                                           (DRAGON          L&H         SOLUTIONS
                                                             DICTAPHONE                    SYSTEMS,     APPLICATIONS     HOLDING
                                               L&H NV       CORPORATION      L&H USA         INC.)          USA            USA
-----------------------------------------------------------------------------------------------------------------------------------
        DESCRIPTION                            FEB 28          FEB 28        FEB 28         FEB 28         FEB 28         FEB 28
-----------------------------------------------------------------------------------------------------------------------------------

CURRENT ASSETS
    Cash and cash equivalents                   1,589,000     23,165,000     1,925,076        685,230        563,079             -
    Deposits                                            -              -                                                         -
    Marketable securities                               -              -                                                         -
    Accounts receivable                         9,681,000     75,293,000     2,592,677      2,955,570     10,406,113             -
    Allowance for doubtful accounts            (7,622,000)   (19,362,000)   (1,715,750)                   (1,551,504)            -
    Due from parent                                     -     11,564,000    41,919,166                    67,029,742         1,000
    Due from affiliates                       193,694,000     14,840,000    34,712,023      5,624,532     10,935,165    73,560,796
       Due from affiliates excluded
    Investment in Subsidiaries              1,669,514,000              -             -              0              -             -
    Inventories                                         -      9,270,000       322,315      1,438,621        696,129             -
    Prepaid expense. and other curr. ass.       9,811,000     42,392,000     2,623,298        402,014        786,706             -
       TOTAL CURRENT ASSETS                 1,876,667,000    157,162,000    82,378,805     11,105,967     88,865,429    73,561,796

OTHER ASSETS
    Deferred tax assets                                 -              -             -                                           -
    Property and equipment, net                10,621,000     27,095,000     3,841,034      1,526,837      2,854,680             -
    Equipment under capital lease                       -      3,459,000       977,073                        15,464             -
    Investments                                         -              -        10,000                                           -
    Intangibles, net                          113,698,000    768,461,000                  386,103,000        594,872             -
    Software development costs, net            20,096,000      3,700,000                                   2,170,199             -
    Other non-current assets                            -      2,206,000                                     398,061             -
       TOTAL OTHER ASSETS                     144,415,000    804,921,000     4,828,107    387,629,837      6,033,274             -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                2,021,082,000    962,083,000    87,206,912    398,735,804     94,898,704    73,561,796
===================================================================================================================================

CURRENT LIABILITIES
    Current portion of long-term debt        (244,353,000)    (1,096,000)     (204,490)             0        (10,469)            -
    LT debt, less current portion,
      reclassified as current                (276,471,000)  (214,598,000)     (721,210)             0     (2,223,681)            -
    Notes payable                                       -              -             -              0        (20,000)            -
    Accounts payable                          (59,478,000)   (17,292,000)   (2,660,311)      (744,116)    (3,423,740)            -
    Accrued  expenses                         (39,242,000)   (10,337,275)     (603,344)   (11,769,330)    (7,435,166)            -
    Restructuring Accrual                      (6,667,000)    (6,667,000)                  (6,666,000)             -             -
    Other current liabilities                           -    (12,619,000)            -              0              -             -
    Deferred revenue                           (1,373,000)   (59,301,000)     (880,671)    (6,110,000)   (10,220,618)            -
    Due to parent                                       -   (198,407,000)  (76,553,004)   (10,164,919)   (97,150,560)  (73,221,319)
    Due to affiliates                                   -        (84,000)  (16,691,790)   (10,662,860)   (38,490,583)       (1,000)
       Due to affiliates excluded
       TOTAL CURRENT LIABILITIES             (627,584,000)  (520,401,275)  (98,314,820)   (46,117,225)  (158,974,818)  (73,222,319)

SHAREHOLDERS' EQUITY
    Preferred stock                                     -              -       (70,000)             0       (266,984)            -
    Common stock                              (95,977,000)        (1,000)      (15,022)    (1,214,946)      (199,475)       (1,000)
    Additional paid in capital             (1,585,855,000)  (593,444,000)  (20,350,049)  (439,869,509)   (93,692,022)            -
    Calculated opening reserves
    Opening retained deficit (earnings)       219,373,000    128,817,000    25,286,073     67,203,603    155,932,904      (338,477)
    Loss / (Profit) for the period             17,166,000     21,244,275     3,148,581     21,060,065      2,384,048             -
    Cumulative currency translation adj.       51,795,000      1,702,000             -        202,208              -             -
    Other equity                                        -              -     3,108,325              0        (82,357)            -
       TOTAL SHAREHOLDERS' EQUITY          (1,393,498,000)  (441,681,725)   11,107,908   (352,618,579)    64,076,114      (339,477)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY                 (2,021,082,000)  (962,083,000)  (87,206,912)  (398,735,804)   (94,898,704)  (73,561,796)
===================================================================================================================================
                                  Control               -              -             1              -             (0)            -
check                                                   -              -             -              -              -             -

                                               L&H          LONESTAR
                                              MEDICAL        MEDICAL         L&H
                                           TRANSCRIPTION  TRANSCRIPTION     MEDICAL         L&H
                                                USA           USA        TRANSCRIPTION   LINGUISTICS      OTHER
                                            (OMNI-MED)      (E-DOCS)     SERVICES, INC.   USA, INC.     COMPANIES
--------------------------------------------------------------------------------------------------------------------
        DESCRIPTION                           FEB 28         FEB 28          FEB 28        FEB 28         FEB 28
--------------------------------------------------------------------------------------------------------------------

CURRENT ASSETS
    Cash and cash equivalents                   814,319      1,762,268        (35,792)       412,913        646,038
    Deposits                                                         -                                      603,300
    Marketable securities                                            -                                            -
    Accounts receivable                       2,625,202      1,520,014      2,954,437        341,581      4,151,927
    Allowance for doubtful accounts            (131,080)      (322,221)      (710,063)      (132,500)        (1,976)
    Due from parent                                              1,000              -     11,715,249     79,251,661
    Due from affiliates                       2,035,101        795,329      1,880,357     11,225,830    193,792,942
       Due from affiliates excluded                                                                               -
    Investment in Subsidiaries                        -              -              -              -              -
    Inventories                                 131,929              -                                       95,202
    Prepaid expense. and other curr. ass.        20,743        641,591         13,705         11,350        256,635
       TOTAL CURRENT ASSETS                   5,496,214      4,397,980      4,102,644     23,574,422    278,795,729

OTHER ASSETS
    Deferred tax assets                                              -                                            -
    Property and equipment, net               1,431,608      1,587,600      1,764,474        259,186      1,172,832
    Equipment under capital lease                               35,166                                            -
    Investments                                                      -                                    1,108,355
    Intangibles, net                         26,675,104     13,260,469     22,444,383                       517,002
    Software development costs, net                                  -                                            -
    Other non-current assets                                         -         29,342                       393,909
       TOTAL OTHER ASSETS                    28,106,712     14,883,235     24,238,199        259,186      3,192,098
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                 33,602,926     19,281,215     28,340,843     23,833,608    281,987,827
====================================================================================================================

CURRENT LIABILITIES                                                                                               -
    Current portion of long-term debt                 -         (9,479)             -              -       (356,564)
    LT debt, less current portion,                                                                                -
      reclassified as current                         -        (16,580)             -              -     (7,320,011)
    Notes payable                                     -              -              -              -              -
    Accounts payable                           (257,622)      (780,677)      (335,543)      (252,097)      (502,353)
    Accrued  expenses                        (1,315,544)      (844,856)    (2,286,772)      (428,958)    (1,683,937)
    Restructuring Accrual                             -              -              -              -              -
    Other current liabilities                (2,000,000)             -              -              -              -
    Deferred revenue                            271,716              -              -        (90,231)             -
    Due to parent                              (217,718)      (161,626)             -    (21,342,309)    (1,456,597)
    Due to affiliates                       (28,648,545)   (23,828,330)   (26,741,554)      (946,876)    (2,784,957)
       Due to affiliates excluded                                                                                 -
       TOTAL CURRENT LIABILITIES            (32,167,712)   (25,641,547)   (29,363,869)   (23,060,472)   (14,104,418)

SHAREHOLDERS' EQUITY
    Preferred stock                                   -              -              -              -     (2,413,112)
    Common stock                                 (1,000)        (1,000)             -              -   (243,517,597)
    Additional paid in capital                        -              -              -              -     (6,925,008)
    Calculated opening reserves                                                                                   -
    Opening retained deficit (earnings)      (1,410,367)     5,605,713        903,208       (746,066)   (15,416,601)
    Loss / (Profit) for the period              (23,847)       659,584        119,818        (27,070)       133,721
    Cumulative currency translation adj.              -         96,035              -              -          3,801
    Other equity                                      -              -              -              -        251,387
       TOTAL SHAREHOLDERS' EQUITY            (1,435,214)     6,360,332      1,023,026       (773,136)  (267,883,409)
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY                  (33,602,926)   (19,281,215)   (28,340,843)   (23,833,608)  (281,987,827)
====================================================================================================================
                                  Control            (0)            (0)            (0)             1             (0)
check                                                (0)             -              -              -              -


                                                            INTERCOMPANY                       EQUITY
                                                            ELIMINATION     ELIMINATION       RECLASSI-
                                             SUB TOTAL         ENTRIES       OF EQUITY        FICATIONS         TOTAL
--------------------------------------------------------------------------------------------------------------------------
        DESCRIPTION                            FEB 28                                                           FEB 28
--------------------------------------------------------------------------------------------------------------------------

CURRENT ASSETS
    Cash and cash equivalents                  31,527,131                                                      31,527,131
    Deposits                                      603,300                                                         603,300
    Marketable securities                               -                                                               -
    Accounts receivable                       112,521,520                                                     112,521,520
    Allowance for doubtful accounts           (31,549,094)                                                    (31,549,094)
    Due from parent                           211,481,818   (211,481,818)                                               -
    Due from affiliates                       543,096,075   (543,096,075)                                               -
       Due from affiliates excluded                     -      6,128,119                                        6,128,119
    Investment in Subsidiaries              1,669,514,000                  (1,550,173,308)                    119,340,692
    Inventories                                11,954,196                                                      11,954,196
    Prepaid expense. and other curr. ass.      56,959,041                                                      56,959,041
       TOTAL CURRENT ASSETS                 2,606,107,987   (748,449,774)  (1,550,173,308)             -      307,484,906

OTHER ASSETS
    Deferred tax assets                                 -                                                               -
    Property and equipment, net                52,154,251                                                      52,154,251
    Equipment under capital lease               4,486,702                                                       4,486,702
    Investments                                 1,118,355                                                       1,118,355
    Intangibles, net                        1,331,753,829                                                   1,331,753,829
    Software development costs, net            25,966,199                                                      25,966,199
    Other non-current assets                    3,027,312                                                       3,027,312
       TOTAL OTHER ASSETS                   1,418,506,648              -                -              -    1,418,506,648
--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                4,024,614,636   (748,449,774)  (1,550,173,308)             -    1,725,991,554
==========================================================================================================================

CURRENT LIABILITIES                                                                                                     -
    Current portion of long-term debt        (246,030,002)                                                   (246,030,002)
    LT debt, less current portion,                      -                                                               -
      reclassified as current                (501,350,481)                                                   (501,350,481)
    Notes payable                                 (20,000)                                                        (20,000)
    Accounts payable                          (85,726,459)                                                    (85,726,459)
    Accrued  expenses                         (75,947,182)                                                    (75,947,182)
    Restructuring Accrual                     (20,000,000)                                                    (20,000,000)
    Other current liabilities                 (14,619,000)                                                    (14,619,000)
    Deferred revenue                          (77,703,805)                                                    (77,703,805)
    Due to parent                            (478,675,052)   478,675,052                                               (0)
    Due to affiliates                        (148,880,495)   148,880,495                                                0
       Due to affiliates excluded                       -       (598,328)                                        (598,328)
       TOTAL CURRENT LIABILITIES           (1,648,952,476)   626,957,219                -              -   (1,021,995,257)

SHAREHOLDERS' EQUITY                                                                                                    -
    Preferred stock                            (2,750,096)                      2,750,096                               -
    Common stock                             (340,928,040)                    244,951,040                     (95,977,000)
    Additional paid in capital             (2,740,135,588)                  1,154,280,588                  (1,585,855,000)
    Calculated opening reserves                         -                     148,417,033    709,979,900      858,396,933
    Opening retained deficit (earnings)       585,209,990    121,492,555                    (706,702,545)               -
    Loss / (Profit) for the period             65,865,175                        (225,449)                     65,639,726
    Cumulative currency translation adj.       53,799,044                                                      53,799,044
    Other equity                                3,277,355                                     (3,277,355)               -
       TOTAL SHAREHOLDERS' EQUITY          (2,375,662,160)   121,492,555    1,550,173,308              -     (703,996,297)
--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY                 (4,024,614,635)   748,449,774    1,550,173,308              -   (1,725,991,553)
==========================================================================================================================
                                  Control               0              0                -              -                1
check                                                  (0)                                                             (0)

                                    Exhibit 3

                          Movables - Retention of title

N.V. Eres, with place of business at 8500 Kortrijk, Stationsplein 6a,

Movables invoiced to LHSP with invoices Nos. 201703, 201704, 201705, 201706, 201707 en 201709

Are returned to the creditor.


To the extent that it could be verified no creditors have referred to a retention of title in their proof of claims filed with the Court.

                       SIMPLIFIED SCHEMATIC PRESENTATION
                         OF DISTRIBUTIONS TO CREDITORS


                                                                       Exhibit 4


                                  [FLOW CHART]